                                                              File Nos. 33-15253
                                                                        811-5221

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

          Pre-Effective Amendment No.                                        [ ]
                                      ---


          Post-Effective Amendment No. 34                                    [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


          Amendment No. 36


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                            SELIGMAN PORTFOLIOS, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
               (Address of principal executive offices)(zip code)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

--------------------------------------------------------------------------------

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------

                   It is proposed that this filing will become
                       effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b)   [ ] on (date) pursuant to paragraph (a)(1)

[X] on May 2, 2005 pursuant to paragraph (b)            [ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] 60 days after filing pursuant to paragraph (a)(1)   [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS
                                                                    May 2, 2005

Seligman
Portfolios, Inc.

.. Seligman Capital Portfolio

.. Seligman Cash Management Portfolio

.. Seligman Common Stock Portfolio

.. Seligman Communications and Information Portfolio

.. Seligman Global Technology Portfolio

.. Seligman International Growth Portfolio

.. Seligman Investment Grade Fixed Income Portfolio

.. Seligman Large-Cap Value Portfolio

.. Seligman Smaller-Cap Value Portfolio

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in a Portfolio should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Portfolios is suitable for you.

SP1 5/2005
                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents

THE FUND

Discussions of the investment objectives, strategies, risks, and performance of the Portfolios of the Fund


             Overview of the Fund...................................  1

             Seligman Capital Portfolio.............................  2

             Seligman Cash Management Portfolio.....................  5

             Seligman Common Stock Portfolio........................  8

             Seligman Communications and Information Portfolio...... 12

             Seligman Global Technology Portfolio................... 16

             Seligman International Growth Portfolio................ 20

             Seligman Investment Grade Fixed Income Portfolio....... 24

             Seligman Large-Cap Value Portfolio..................... 28

             Seligman Smaller-Cap Value Portfolio................... 32

             Management of the Fund................................. 36

             Subadviser............................................. 37

       SHAREHOLDER INFORMATION

             Pricing of Fund Shares................................. 41

             How to Purchase and Sell Shares........................ 41

             Frequent Trading of Portfolio Shares................... 42

             Dividends and Capital Gain Distributions............... 42

             Taxes.................................................. 42

             Certain Payments....................................... 42

       FINANCIAL HIGHLIGHTS......................................... 43

       FOR MORE INFORMATION........................... back cover.......

The Fund

Overview of the Fund


This Prospectus contains information about Seligman Portfolios, Inc. (the
"Fund")


The Fund consists of the following 9 separate portfolios:

SELIGMAN CAPITAL PORTFOLIO
SELIGMAN CASH MANAGEMENT PORTFOLIO
SELIGMAN COMMON STOCK PORTFOLIO
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
SELIGMAN LARGE-CAP VALUE PORTFOLIO
SELIGMAN SMALLER-CAP VALUE PORTFOLIO

The Fund's Portfolios are offered to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of a Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

Each Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.


The Class 2 Shares of the Seligman Communications and Information Portfolio are available to certain qualified pension and retirement plans and offered pursuant to a separate Prospectus.


Each Portfolio has its own investment objectives, strategies and risks. A discussion of each Portfolio begins on the next page.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various contract owners who own shares of a particular Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Portfolio from achieving its objectives.


A Portfolio's investment objectives and any fundamental policies may be changed only with shareholder approval. If a change of objectives or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of "80%" described in the second paragraph under the section "Principal Investment Strategies" for Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio.


An investment in any of the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should read the information about a particular Portfolio before making an investment decision about that Portfolio.

There is no guarantee a Portfolio will achieve its objectives.

Seligman Capital Portfolio

INVESTMENT OBJECTIVE

The Portfolio's objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet (e.g., low ratio of debt to total capital). In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:


MEDIUM-SIZED COMPANIES:
Companies with market capitalizations, at the time of purchase by the Portfolio, of between $1 billion and $10 billion.


..  Proven track record

..  Strong management

..  Multiple product lines

.. Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

..  Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company considered for investment to determine if the company has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes that such a change is appropriate.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors which the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio's expenses.

Seligman Capital Portfolio

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager, at its discretion, reimbursed certain expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.


CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1995       27.17%
 1996       14.51%
 1997       21.31%
 1998       22.19%
 1999       53.33%
 2000        8.50%
 2001      -15.97%
 2002      -32.98%
 2003       36.07%
 2004        8.60%



             Best quarter return: 44.77% - quarter ended 12/31/99.



            Worst quarter return: -30.55% - quarter ended 9/30/01.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/04


                                                ONE    FIVE    TEN
                                                YEAR   YEARS  YEARS
                                               -----  -----   -----
           Seligman Capital Portfolio           8.60% (2.02)% 11.57%
           ---------------------------------------------------------
           Russell Midcap Growth Index         15.48  (3.35)  11.22
           ---------------------------------------------------------
           Lipper Mid-Cap Growth Funds Average 12.78  (3.41)   9.80
           ---------------------------------------------------------
           Lipper Mid-Cap Funds Average        14.82   1.88   11.07
           ---------------------------------------------------------

-------------

The Lipper Mid-Cap Growth Funds Average, the Lipper Mid-Cap Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the Russell Midcap Growth Index does not reflect any fees and sales charges. The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. As of the date of this Prospectus, Lipper classifies the Portfolio as a Mid-Cap Growth Fund. The Russell Midcap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investors cannot invest directly in an average or an index.

Seligman Capital Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                Management Fees.......................... 0.40%
                Distribution and/or Service (12b-1) Fees. none
                Other Expenses........................... 0.52%
                                                          ----
                Total Annual Portfolio Operating Expenses 0.92%
                                                          ====




EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $94    $293    $509    $1,131
                    ---------------------------------------


PORTFOLIO MANAGEMENT


The Portfolio is managed by Seligman's Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is Vice President of the Fund and has been Portfolio Manager of the Portfolio since May 1998. In addition, she is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc.



The Fund's Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities of the Portfolio.

Seligman Cash Management Portfolio

INVESTMENT OBJECTIVES

The Portfolio's objectives are to preserve capital and to maximize liquidity and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objectives:

The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00 per share, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Portfolio will purchase only US Government securities or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Portfolio's investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US Government securities and in securities that are rated in the top category by Moody's and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

PRINCIPAL RISKS

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Yield and total return of the Portfolio will fluctuate with fluctuations in the yields of the securities held by the Portfolio. In periods of declining interest rates, the yields of the securities held by the Portfolio will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Portfolio will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Portfolio from sales of its shares will likely be invested in securities producing lower yields than the balance of the Portfolio's assets, reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Portfolio invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.


PORTFOLIO HOLDINGS



A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Seligman Cash Management Portfolio



PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.


Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends were reinvested. The investment manager, at its discretion, reimbursed expenses and/or waived management fees of Class 1 shares for certain periods presented. Absent such reimbursement, returns and yield would have been lower. There is no assurance that the investment manager will continue this policy in the future.


CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1995        5.60%
 1996        5.43%
 1997        5.52%
 1998        5.42%
 1999        5.07%
 2000        6.38%
 2001        3.88%
 2002        1.00%
 2003        0.38%
 2004        0.62%



             Best quarter return: 1.65% - quarter ended 12/31/00.



             Worst quarter return: 0.07% - quarter ended 9/30/03.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/04


                                                 ONE   FIVE   TEN
                                                 YEAR  YEARS YEARS
                                                 ----  ----- -----
              Seligman Cash Management Portfolio 0.62% 2.42% 3.90%
              ----------------------------------------------------

-------------

The Portfolio's 7-day yield as of December 31, 2004 was 1.36%.

Seligman Cash Management Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


              Management Fees............................... 0.40%
              Distribution and/or Service (12b-1) Fees...... none
              Other Expenses/(1)/........................... 0.74%
                                                             ----
              Total Annual Portfolio Operating Expenses/(2)/ 1.14%
                                                             ====

-------------

/(1)/ Seligman has voluntarily undertaken to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) that exceed 0.30% of the Portfolio's average daily net assets.


/(2)/ Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2004, taking into consideration the current expense reimbursement arrangement would have been 0.70%. Seligman can terminate this reimbursement arrangement at any time.


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $116   $362    $628    $1,386
                    ---------------------------------------

Seligman Common Stock Portfolio

INVESTMENT OBJECTIVE

The Portfolio's objective is total return through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio uses the following principal investment strategies to seek its investment objective:



The Portfolio invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies; however, it may invest in companies of any size. The Portfolio may also invest in fixed-income securities and cash equivalents.



The Portfolio seeks to produce a level of current income consistent with its primary benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500 Index"). This strategy allows for variations over time in the level of current income produced by the Portfolio.



The investment manager employs a three part investment strategy, consisting of:
(1) analytical security evaluation; (2) portfolio construction; and (3) fundamental analysis. The final portfolio composition is a reflection of these analytical and qualitative techniques.



SECURITY EVALUATION. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earning surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.



PORTFOLIO CONSTRUCTION. Once the attractiveness of the stocks is established, the investment manager applies quantitative factors to suggest an optimal portfolio to pursue the Fund's investment objective. In this phase, weightings are assigned to the stocks being considered for investment. The investment manager considers the risk and expected return of the overall portfolio, the expected dividend and other income to be generated by the recommended portfolio, and exposure by sector, industry, market capitalization and other categories.



FUNDAMENTAL ANALYSIS. Before changing the portfolio composition, the investment manager reviews the buy and sell recommendations generated during the first two investment steps, and will consider additional information available about a particular security that could not be captured by the analytical approach. The investment manager does this by applying traditional fundamental research. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. Using this qualitative information, the investment manager may adjust the weightings and, in some cases, may eliminate a stock completely from consideration. This may result in changes to the suggested trades generated during the portfolio construction phase.



The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.


The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Stocks of large US companies, like those in which the Portfolio usually invests, periodically experience periods of volatility. During these volatile periods the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio's performance would be adversely impacted.



Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement and custody risks, currency fluctuations, foreign taxation, differences in financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions.


If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.


Although the Portfolio seeks current income consistent with its primary benchmark, the S&P 500 Index, the Portfolio can only distribute its "net" current income (i.e., current income minus all applicable Fund expenses) to contract owners. Therefore, this amount may be lower than the current income produced by the S&P 500 Index.


The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.


PORTFOLIO HOLDINGS



A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Seligman Common Stock Portfolio



PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1995       27.28%
 1996       20.08%
 1997       21.31%
 1998       24.16%
 1999       13.15%
 2000      -10.53%
 2001      -12.24%
 2002      -27.16%
 2003       26.30%
 2004       12.65%



             Best quarter return: 19.11% - quarter ended 12/31/98.



            Worst quarter return: -18.62% - quarter ended 9/30/02.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/04


                                                ONE    FIVE    TEN
                                                YEAR   YEARS  YEARS
                                               -----  -----   -----
           Seligman Common Stock Portfolio     12.65% (4.04)%  7.80%
           ---------------------------------------------------------
           S&P 500 Index                       10.87  (2.30)  12.07
           ---------------------------------------------------------
           Lipper Large-Cap Core Funds Average  7.78  (3.45)   9.98
           ---------------------------------------------------------

-------------

The Lipper Large-Cap Core Funds Average and The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the S&P 500 Index does not reflect any fees and sales charges. The Lipper Average is an average of US mutual funds that invest primarily in large-cap stocks and that have an average price-to-earnings ratio, price to book ratio, and three-year earnings growth relative to the S&P 500. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or an index.

Seligman Common Stock Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                Management Fees.......................... 0.40%
                Distribution and/or Service (12b-1) Fees. none
                Other Expenses........................... 0.29%
                                                          ----
                Total Annual Portfolio Operating Expenses 0.69%
                                                          ====


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $70    $221    $384     $859
                    ---------------------------------------


PORTFOLIO MANAGEMENT


The Portfolio is managed by Seligman's Core Investment Team, headed by Mr. John
B. Cunningham. Mr. Cunningham is Vice President of the Fund and Portfolio Manager of the Portfolio, as well as Co-Portfolio Manager of Seligman Income and Growth Portfolio. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc., Tri-Continental Corporation, a closed-end investment company, and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Mr. Cunningham is also a Managing Director and Chief Investment Officer of Seligman. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.


Mr. Michael F. McGarry, a Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Vice President and Co-Portfolio Manager of Tri-Continental Corporation, a closed-end investment company, and Seligman Common Stock Fund, Inc. Mr. McGarry joined Seligman in August 1990 as an Institutional Portfolio Administrator. Mr.
McGarry has been a member of the team managing the Portfolio since October 2001.


Mr. Cunningham and Mr. McGarry each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Core Investment Team, Mr. Cunningham typically makes the final decision with respect to investments made by the Portfolio.



The Fund's Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of the Portfolio.

Seligman Communications and Information Portfolio

INVESTMENT OBJECTIVE

The Portfolio's objective is capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

    .  Robust growth prospects
    .  High profit margins or return on capital
    . Attractive valuation relative to expected earnings or cash flow . Quality management
    .  Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.


Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.


The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences in tax treatment and other considerations, the interests of Qualified Plans and various Contract owners participating in the Portfolio may conflict. The Board of Directors monitors events in order to identify any material conflicts and to determine what action, if any, should be taken in response.


PORTFOLIO HOLDINGS



A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Seligman Communications and Information Portfolio



PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1995       38.55%
  1996        8.81%
  1997       22.22%
  1998       36.49%
  1999       85.81%
  2000      -36.19%
  2001        5.34%
  2002      -36.06%
  2003       44.35%
  2004       11.19%



             Best quarter return: 45.09% - quarter ended 12/31/99.



            Worst quarter return: -30.44% - quarter ended 9/30/01.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/04


                                                       ONE    FIVE     TEN
                                                       YEAR   YEARS   YEARS
                                                      -----  ------   -----
    Seligman Communications and Information Portfolio 11.19%  (7.16)% 12.42%
    ------------------------------------------------------------------------
    S&P 500 Index                                     10.87   (2.30)  12.07
    ------------------------------------------------------------------------
    Goldman Sachs Technology Indexes/(1)/              2.91  (15.88)    n/a
    ------------------------------------------------------------------------
    Lipper Science & Technology Funds Average          3.97  (16.49)   9.64
    ------------------------------------------------------------------------

-------------

The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Lipper Science & Technology Funds Average and the Goldman Sachs Technology Indexes are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the S&P 500 Index and Goldman Sachs Technology Indexes do not reflect any fees and sales charges. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The Goldman Sachs Technology Indexes are a family of equity indexes designed as equity benchmarks for US traded technology and internet-related securities. Investors cannot invest directly in an average or an index.


/(1) /The Goldman Sachs Technology Indexes are available from 8/31/96.

Seligman Communications and Information Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                Management Fees.......................... 0.75%
                Distribution and/or Service (12b-1) Fees. none
                Other Expenses........................... 0.25%
                                                          ----
                Total Annual Portfolio Operating Expenses 1.00%
                                                          ====


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $102   $318    $552    $1,225
                    ---------------------------------------


PORTFOLIO MANAGEMENT




The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997.



Richard M. Parower, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Parower is a Vice President of the Fund and Portfolio Manager of its Global Technology Portfolio and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II,
Inc. Mr. Parower is also Vice President of Seligman Global Fund Series, Inc.
and Portfolio Manager of the Global Technology Fund. Mr. Parower provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.



Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Previously, during 2000, she was Senior Data/Transaction Processing Research Analyst with Credit Suisse First Boston. Ms. Shah is Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Ms. Shah provides assistance to Mr. Wick in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software and education sectors.



Vishal Saluja, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Saluja provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the medical devices, laboratory test and instrumentation equipment, clinical laboratory services and electronic design automation software industries.



Ajay Diwan, a Senior Vice President, Investment Officer of Seligman, joined Seligman in February 2001. Previously, Mr. Diwan was Vice President, Equity Research for Goldman Sachs from 1994 where he was responsible for the data networking, optical systems and wireless equipment sectors and lead managed the initial public offerings of several companies. Mr. Diwan provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the data networking, data storage, wireless equipment, wireline equipment and information technology services industries.



The Fund's Statement of Additional Information provides additional information about the compensation of the individuals listed above (the "Portfolio Team"), other accounts managed by the Portfolio Team and the Portfolio Team's ownership of securities of the Portfolio.

TECHNOLOGY:
The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.


Seligman Global Technology Portfolio

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

    .  Robust growth prospects

    .  High profit margins

    . Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)

    .  Quality management and equity ownership by executives

    .  Unique competitive advantages (e.g., market share, proprietary products)

    .  Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Seligman Global Technology Portfolio

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.


Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.



The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.


The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Seligman Global Technology Portfolio

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager and/or its former subadvisers, at their discretion, have reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that the investment manager will continue this policy in the future.


CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1997       19.53%
 1998       36.80%
 1999      118.80%
 2000      -23.75%
 2001      -22.05%
 2002      -31.64%
 2003       36.12%
 2004        3.98%



             Best quarter return: 56.86% - quarter ended 12/31/99.



            Worst quarter return: -32.05% - quarter ended 9/30/01.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                 SINCE
                                                ONE    FIVE    INCEPTION
                                                YEAR   YEARS    5/1/96
                                               -----  ------   ---------
     Seligman Global Technology Portfolio       3.98% (10.47)%   9.17%
     ---------------------------------------------------------------------
     MSCI IT Index                              2.62  (17.39)    7.31/(1)/
     ---------------------------------------------------------------------
     MSCI World Index                          15.25   (2.05)    6.68/(1)/
     ---------------------------------------------------------------------
     Lipper Global Funds Average               13.84   (1.51)    6.76/(1)/
     ---------------------------------------------------------------------
     Lipper Science & Technology Funds Average  3.97  (16.49)    5.82/(1)/
     ---------------------------------------------------------------------

-------------

The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, the Morgan Stanley Capital International World Information Technology Index ("MSCI IT Index") and the Morgan Stanley Capital International World Index ("MSCI World Index") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the MSCI World Index and the MSCI IT Index do not reflect any fees and sales charges. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific Region. The MSCI IT Index is a free float-adjusted market capitalization index designed to measure information technology stocks in the global developed equity market. The MSCI IT Index has been added as a benchmark for this Portfolio because it reflects the market sectors in which the Portfolio invests. The Lipper Global Funds Average measures the performance of mutual funds that invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest at least 65% of total assets in science and technology stocks. Investors cannot invest directly in an average or an index.


Prior to March 31, 2000, Seligman employed a subadviser that was responsible for providing certain portfolio management services with respect to the Portfolio's investments. Seligman no longer uses such subadvisory services for the Portfolio.



/(1) /From April 30, 1996.

Seligman Global Technology Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


              Management Fees............................... 1.00%
              Distribution and/or Service (12b-1) Fees...... none
              Other Expenses/(1)/........................... 1.39%
                                                             ----
              Total Annual Portfolio Operating Expenses/(2)/ 2.39%
                                                             ====

-------------



/(1)/ Seligman has voluntarily undertaken to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) that exceed 0.90% of this Portfolio's average daily net assets.


/(2) /Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2004, taking into consideration the current reimbursement arrangement would have been 1.90%. Seligman can terminate this reimbursement arrangement at any time.


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $242   $745   $1,275   $2,726
                    ---------------------------------------


PORTFOLIO MANAGEMENT




The Portfolio is managed by Seligman's Global Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000, is a Managing Director of Seligman, a Vice President of the Fund and Portfolio Manager of the Portfolio. Mr. Parower is also a Vice President of Seligman Global Fund Series, Inc. and a Portfolio Manager of its Global Technology Fund and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.



Paul H. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of its Communication and Information Portfolio since its inception. Mr. Wick has also been Vice President and Portfolio Manager of Seligman Communications and Information Fund since January 1990 and December 1989, respectively. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the technology industry generally.



Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Previously, during 2000, she was Senior Data/Transaction Processing Research Analyst with Credit Suisse First Boston. Ms. Shah is Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software and education sectors.



Vishal Saluja, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Saluja provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the medical devices, laboratory test and instrumentation equipment, clinical laboratory services and electronic design automation software industries.



Sangeeth Peruri, a Vice President, Investment Associate of Seligman, joined Seligman in December 2000. Previously, he was an analyst with Morgan Stanley Dean Witter's Technology Investment Banking Group, where he worked on numerous financings, as well as mergers and acquisitions for public and private technology companies. Mr. Peruri provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to the semiconductor sector.



The Fund's Statement of Additional Information provides additional information about the compensation of the individuals listed above (the "Portfolio Team"), other accounts managed by the Portfolio Team and the Portfolio Team's ownership of securities of the Portfolio.

Seligman International Growth Portfolio

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in high-quality, large and mid-capitalization growth companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Portfolio may invest in any country; however, it typically will not invest in the US. It generally invests in several countries in different geographic regions.

The Portfolio generally invests in the common stocks of medium to large-sized companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

    . Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

    .  Quality management

    .  Unique competitive advantage (e.g., market share, proprietary products)

    .  Strong possibility of multiple expansion

    . Potential for improvement in overall operations (hidden/unappreciated value)

The Portfolio generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Portfolio may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Portfolio on reasonable terms in many situations, and the Portfolio may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Seligman International Growth Portfolio

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors that the portfolio manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Seligman International Growth Portfolio

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager and/or its former subadvisers, at their discretion, have reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that the investment manager will continue this policy in the future.


CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1995       11.34%
 1996        7.08%
 1997        8.35%
 1998       15.81%
 1999       26.64%
 2000      -32.47%
 2001      -24.41%
 2002      -16.52%
 2003       33.48%
 2004       24.19%



             Best quarter return: 17.81% - quarter ended 12/31/98.



            Worst quarter return: -18.03% - quarter ended 9/30/02.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/04


                                                         ONE    FIVE    TEN
                                                         YEAR   YEARS  YEARS
                                                        -----  -----   -----
    Seligman International Growth Portfolio             24.19% (6.72)% 2.96%
    ------------------------------------------------------------------------
    MSCI EAFE Index                                     20.70  (0.80)  5.94
    ------------------------------------------------------------------------
    Lipper International Funds Average                  18.04  (2.02)  6.43
    ------------------------------------------------------------------------
    Lipper International Multi-Cap Growth Funds Average 16.64  (4.70)  5.94
    ------------------------------------------------------------------------

-------------

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index"), the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The MSCI EAFE Index measures the performance of stocks in 21 developed countries in Europe, Australasia, and the Far East. The Lipper International Multi-Cap Growth Funds Average measures the performance of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index and the Lipper International Funds Average measures the performance of mutual funds that invest their assets in securities with primary trading markets outside the US. As of the date of this Prospectus, Lipper classifies the Portfolio as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or an index.





Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Portfolio. From March 31, 2000 until September 15, 2003, the assets of the Portfolio were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed by Seligman as subadviser to provide portfolio management services to the Portfolio.

Seligman International Growth Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


              Management Fees............................... 1.00%
              Distribution and/or Service (12b-1) Fees...... none
              Other Expenses/(2)/........................... 3.08%
                                                             ----
              Total Annual Portfolio Operating Expenses/(1)/ 4.08%
              -------------
              /(1)/ Less: Expense Reimbursement............. 2.08%
                                                             ----
               Net Operating Expenses....................... 2.00%
                                                             ====




/(2)/ Effective May 2, 2005, the Seligman has contractually undertaken to reimburse "other expenses" (i.e. those expenses other than management and 12b-1 fees) that exceed 1.00% of the Portfolio's average daily net assets. This undertaking will remain in effect until December 31, 2006.


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $203   $916   $1,791   $4,052
                    ---------------------------------------


PORTFOLIO MANAGEMENT




The Portfolio is managed by Andrew S. Offit, Senior Vice President of Wellington Management. Mr. Offit has served as Portfolio Manager of the Portfolio since 2003. He is also Portfolio Manager of Seligman Global Growth Portfolio and Seligman Global Growth Fund and Seligman International Growth Fund, two series of Seligman Global Fund Series, Inc. Mr. Offit joined Wellington Management as an investment professional in 1997 and has over 15 years of investment experience.



Mr. Berteaux has, since 2003, assisted Mr. Offit in the management of the Portfolio by providing portfolio management and securities analysis. Mr. Berteaux joined Wellington Management as an investment professional in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



The Fund's Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities of the Portfolio.

Seligman Investment Grade Fixed Income Portfolio

INVESTMENT OBJECTIVE

The Portfolio's objective is favorable current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that are rated investment-grade when purchased by the Portfolio. The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio.

The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio's investment approach combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value). The average maturity of the Portfolio will vary in response to what the investment manager believes to be the long-term trend in interest rates. Generally, if rates are trending up, the Portfolio will seek to hold securities with shorter maturities. If rates are trending down, the Portfolio will seek to hold securities with longer maturities. Additionally, the Portfolio's concentration in any particular market sector and the Portfolio's individual security holdings will vary depending on the investment manager's view of the relative value offered by certain sectors, as well as specific securities within those sectors.

In selecting individual securities for purchase by the Portfolio, the investment manager will seek to identify securities of various market sectors that it believes offer better total return opportunities.

The Portfolio generally sells securities when the investment manager believes that the direction of long-term interest rates is changing, better opportunities exist in the market, or yield spreads (i.e., the yields offered on different securities) have become too narrow to justify the added volatility of long-term securities (which generally offer higher yields), or when the Portfolio must meet cash requirements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

Seligman Investment Grade Fixed Income Portfolio

PRINCIPAL RISKS

The value of your investment in the Portfolio will fluctuate with fluctuations in the value of the securities held by the Portfolio. The principal factors that may affect the value of the Portfolio's securities holdings are changes in interest rates and the creditworthiness of the issuers of securities held by the Portfolio.

INTEREST RATE RISK. Changes in market interest rates will affect the value of securities held by the Portfolio. The Portfolio invests mostly in fixed-income securities. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. The Portfolio's net asset value per share generally moves in the same direction as the market value of the securities it holds. Therefore, if interest rates rise, you should expect the Portfolio's net asset value per share to fall, and if interest rates fall, the Portfolio's net asset value should rise.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Portfolio holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of shorter duration.

CREDIT RISK. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a debt security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Portfolio is required to invest a majority of its assets in securities rated investment-grade on the date of purchase, there is no guarantee that these securities are free from credit risk. Ratings by Moody's Investors Service and Standard & Poor's Ratings Services are generally accepted measures of credit risk. However, these ratings are subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Seligman Investment Grade Fixed Income Portfolio

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. There is no assurance that the investment manager will continue this policy in the future.


CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1995       19.18%
 1996        0.09%
 1997        8.98%
 1998        8.20%
 1999       -4.48%
 2000       10.25%
 2001        5.52%
 2002        9.83%
 2003        4.72%
 2004        2.41%



              Best quarter return: 6.88% - quarter ended 6/30/95.



             Worst quarter return: -3.35% - quarter ended 3/31/96.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/04


                                                        ONE   FIVE   TEN
                                                        YEAR  YEARS YEARS
                                                        ----  ----- -----
       Seligman Investment Grade Fixed Income Portfolio 2.41% 6.50% 6.29%
       ------------------------------------------------------------------
       Lehman Brothers Government Bond Index            3.48  7.48  7.46
       ------------------------------------------------------------------
       Lehman Brothers Government/Credit Index          4.19  8.00  7.81
       ------------------------------------------------------------------
       Lipper Corporate Debt Funds BBB-Rated Average    5.30  7.59  7.89
       ------------------------------------------------------------------

-------------

The Lehman Brothers Government Bond Index, the Lehman Brothers Government/Credit Index and the Lipper Corporate Debt Funds BBB-Rated Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the Lehman Indices do not reflect any fees and sales charges. The Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the US government. The Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's), with at least one year to maturity. The Lipper Average is an index of mutual funds that invest primarily in corporate and government debt issues rated in the top four grades. The Lehman Brothers Government/Credit Index is being added as a benchmark to the Portfolio because it reflects the securities in which the Portfolio invests. Investors cannot invest directly in an average or an index.

Seligman Investment Grade Fixed Income Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


              Management Fees............................... 0.40%
              Distribution and/or Service (12b-1) Fees...... none
              Other Expenses/(1)/........................... 0.71%
                                                             ----
              Total Annual Portfolio Operating Expenses/(2)/ 1.11%
                                                             ====

-------------
/(1) /Seligman has voluntarily undertaken to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) that exceed 0.45% of the Portfolio's average daily net assets.

/(2) /Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2004, taking into consideration the current expense reimbursement arrangement would have been 0.85%. Seligman can terminate this reimbursement arrangement at any time.


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $113   $353    $612    $1,352
                    ---------------------------------------


PORTFOLIO MANAGEMENT

The Portfolio is managed by the investment grade team of Seligman's Fixed Income Team. The investment grade team is headed by Mr. Christopher J. Mahony, Senior Vice President, Investment Officer of Seligman. Mr. Mahony joined Seligman in April 2001 and is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Portfolio Manager of the Seligman Cash Management Portfolio and Co-Portfolio Manager of the Seligman Income and Growth Portfolio of the Fund; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund, Inc.; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; and Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed-income portfolios.


The Fund's Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities of the Portfolio.

Seligman Large-Cap Value Portfolio

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:


The Portfolio generally invests at least 80% of its net assets in the common stocks of "value" companies with large market capitalization ($4 billion or more) at the time of purchase by the Portfolio.


The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

VALUE COMPANIES:
Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.


..  A low price-to-earnings and/or low price-to-book ratio

..  Positive change in senior management

..  Positive corporate restructuring

..  Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund's Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.

Seligman Large-Cap Value Portfolio

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Seligman Large-Cap Value Portfolio

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.


CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1999       -2.76%
 2000       25.84%
 2001       -8.28%
 2002      -31.90%
 2003       33.91%
 2004       16.25%



             Best quarter return: 20.59% - quarter ended 6/30/03.



            Worst quarter return: -25.59% - quarter ended 9/30/02.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                             ONE   FIVE   SINCE INCEPTION
                                             YEAR  YEARS      5/1/98
                                            -----  -----  ---------------
       Seligman Large-Cap Value Portfolio   16.25%  4.12%      2.60%
       ------------------------------------------------------------------
       S&P 500 Index                        10.87  (2.30)      2.69
       ------------------------------------------------------------------
       Russell 1000 Value Index             16.49   5.27       5.29
       ------------------------------------------------------------------
       Lipper Large-Cap Value Funds Average 11.93   3.35       3.73/(1)/
       ------------------------------------------------------------------
       Lipper Multi-Cap Value Funds Average 14.39   5.36       4.72/(1)/
       ------------------------------------------------------------------

-------------

The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the Russell Index and S&P 500 Index do not reflect any fees and sales charges. The Lipper Large-Cap Value Funds Average measures the performance of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Value Funds Average measures the performance of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (large-cap value segment of the US equity universe) with lower price-to-book ratios and higher forecasted growth values. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalization. As of the date of this Prospectus, Lipper classifies the Portfolio as a Multi-Cap Value Fund. Investors cannot invest directly in an average or an index.



/(1) /From April 30, 1998.

Seligman Large-Cap Value Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                Management Fees.......................... 0.80%
                Distribution and/or Service (12b-1) Fees. none
                Other Expenses........................... 0.46%
                                                          ----
                Total Annual Portfolio Operating Expenses 1.26%
                                                          ====




EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $128   $400    $692    $1,523
                    ---------------------------------------


PORTFOLIO MANAGEMENT


The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of the Seligman Smaller-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund.



Mr. Richard S. Rosen, a Managing Director of Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of the Seligman Smaller-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.



Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.



The Fund's Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of the Portfolio.

Seligman Smaller-Cap Value Portfolio

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Portfolio.

VALUE COMPANIES:
Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.


The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

..  A low price-to-earnings and/or low price-to-book ratio

..  Positive change in senior management

..  Positive corporate restructuring

..  Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stock of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

Seligman Smaller-Cap Value Portfolio

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial or managerial resources.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Seligman Smaller-Cap Value Portfolio

PAST PERFORMANCE


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.


CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1999       35.26%
 2000       33.00%
 2001       23.52%
 2002      -15.37%
 2003       49.94%
 2004       19.95%



             Best quarter return: 34.49% - quarter ended 6/30/99.



            Worst quarter return: -19.63% - quarter ended 9/30/02.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                             ONE   FIVE   SINCE INCEPTION
                                             YEAR  YEARS      5/1/98
                                            -----  -----  ---------------
       Seligman Smaller-Cap Value Portfolio 19.95% 20.12%      16.73%
       ------------------------------------------------------------------
       Russell 2000 Value Index             22.25  17.21        9.78
       ------------------------------------------------------------------
       Lipper Small-Cap Core Funds Average  18.34  10.33        7.59/(1)/
       ------------------------------------------------------------------
       Lipper Small-Cap Value Funds Average 20.86  16.22        9.07/(1)/
       ------------------------------------------------------------------

-------------

The Russell 2000 Value Index, the Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. The Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average measure the performance of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values. As of the date of this Prospectus, Lipper classifies the Portfolio as a Small-Cap Core Fund. Investors cannot invest directly in an average or an index.



/(1) /From April 30, 1998.

Seligman Smaller-Cap Value Portfolio

FEES AND EXPENSES


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                Management Fees.......................... 1.00%
                Distribution and/or Service (12b-1) Fees. none
                Other Expenses........................... 0.14%
                                                          ----
                Total Annual Portfolio Operating Expenses 1.14%
                                                          ====


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                            ------ ------- ------- --------
                    Class 1  $116   $362    $628    $1,386
                    ---------------------------------------


PORTFOLIO MANAGEMENT


The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director at Seligman, Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund.



Mr. Richard S. Rosen, a Managing Director at Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio and Vice President of Seligman Value Fund Series, Inc., Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.



Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.



The Fund's Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of the Portfolio.

Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for each of the Fund's Portfolios, including making purchases and sales of securities for the Portfolios, consistent with each Portfolio's investment objectives and strategies, and administers each Portfolio's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offers more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005 of approximately $8.6 billion.


Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows:

                                                                               MANAGEMENT FEE RATE
                                                      MANAGEMENT FEE RATE         PAID FOR THE
                                                       AS A % OF AVERAGE           YEAR ENDED
                                                       DAILY NET ASSETS        DECEMBER 31, 2004**
                                                  ---------------------------- -------------------
Seligman Capital Portfolio                                    .40%                     .40%
Seligman Cash Management Portfolio                            .40%                     .40%
Seligman Common Stock Portfolio                               .40%                     .40%
Seligman Communications and Information Portfolio             .75%                     .75%

Seligman Global Technology Portfolio               1.00% on first $2 billion;         1.00%
                                                    .95% on next $2 billion;
                                                        .90% thereafter

Seligman International Growth Portfolio*          1.00% on first $50 million;         1.00%
                                                    .95% on next $1 billion;
                                                        .90% thereafter

Seligman Investment Grade Fixed Income Portfolio              .40%                     .40%

Seligman Large-Cap Value Portfolio                .80% on first $500 million;          .80%
                                                   .70% on next $500 million;
                                                        .60% thereafter

Seligman Small-Cap Value Portfolio                1.00% on first $500 million;        1.00%
                                                   .90% on next $500 million;
                                                        .80% thereafter

-------------

* Effective September 15, 2003, Seligman voluntarily lowered the breakpoints in the fee schedules in respect to this Portfolio.


**Amounts are prior to any expense reimbursement. Seligman reimbursed expenses for certain of the Portfolios, due to expense caps. There is no assurance that Seligman will continue this practice in the future. For the year ended December 31, 2004, Seligman reimbursed expenses equal to the following percentages of average daily net assets of the Portfolios: Cash Management Portfolio 0.44%; Global Technology Portfolio 0.49%; International Growth Portfolio 2.08% and Investment Grade Fixed Income Portfolio 0.26%. See the "Fees and Expenses" section for each Portfolio for more information about expense reimbursements.

Subadviser


Wellington Management Company, LLP ("Wellington Management"), located at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman International Growth Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2005, Wellington Management had approximately $470 billion in assets under management.



Seligman pays Wellington Management a subadvisory fee for the services it provides to the Subadvised Portfolio. This fee does not increase the fee payable by the International Growth Portfolio.


Wellington Management Performance Information


Set forth below is certain performance information for the calendar years since the inception of Wellington Management's composites in respect of accounts which were managed by Wellington Management with substantially similar objectives, policies, strategies and risks to the International Growth Portfolio for which Wellington Management acts as subadviser. The annual return data are presented for each calendar year since the inception of the applicable Wellington Management composite. Average annual total returns are presented for the one-, three-, and since-inception period of the applicable composite through December 31, 2004. Wellington Management's composite information below represents the actual performance, adjusted as described below, of composites which consist of all fully discretionary, fee paying accounts (including mutual funds) eligible for inclusion in the applicable composite (set forth in the notes below the tables). Wellington Management's composite performance information below is presented (i) reflecting deduction ("net") of estimated total annual fund operating expenses in respect of the Portfolio (as explained in the note below the tables) and (ii) before ("gross" of) management fees, custody charges, withholding taxes and other indirect expenses. Also set forth below is the investment results of the Portfolio in recent years, as well as the results of certain averages/indices used by the Portfolio or Wellington Management to measure their performance. The past performance of Wellington Management's composites, the Portfolio or the indices should not be considered an indication of how the Portfolio will perform in the future and shareholders should not assume that they will experience returns in the future comparable to those shown below.


SELIGMAN INTERNATIONAL GROWTH PORTFOLIO AND RELATED COMPOSITE PERFORMANCE
INFORMATION:


ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31:



                                                    ---------------------------------------------------
                                                                                           2000
                                                     2004   2003    2002     2001   (BEGINNING 7/31/00)
                                                    ---------------------------------------------------
Seligman International Growth Portfolio*            24.19% 33.48% (16.52)% (24.41)%        (9.50)%
-------------------------------------------------------------------------------------------------------
International Growth Total Composite (net)**/(1)/   23.55  50.35  (16.61)  (19.17)        (17.58)
-------------------------------------------------------------------------------------------------------
International Growth Total Composite (gross)**/(1)/ 26.05  52.76  (15.42)  (18.00)        (17.08)
-------------------------------------------------------------------------------------------------------
MSCI EAFE Index/(1)/                                20.70  39.17  (15.66)  (21.21)         (6.52)
-------------------------------------------------------------------------------------------------------
MSCI EAFE Growth Index/(1)/                         16.48  32.49  (15.76)  (24.41)        (12.47)
-------------------------------------------------------------------------------------------------------
Lipper International Funds Average/(1)/             18.06  35.37  (16.06)  (20.71)         (7.77)
-------------------------------------------------------------------------------------------------------
Lipper International Multi-Cap Growth Funds Average 17.15  36.31  (18.47)  (23.34)        (12.09)
-------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2004:


                                                    --------------------------------------------------
                                                                         SINCE INCEPTION OF WELLINGTON
                                                                             MANAGEMENT COMPOSITE
                                                    ONE YEAR THREE YEARS            7/31/00
                                                    --------------------------------------------------
Seligman International Growth Portfolio*             24.19%     11.44%               (1.23)%
------------------------------------------------------------------------------------------------------
International Growth Total Composite (net)**/(1)/    23.55      15.71                 0.71
------------------------------------------------------------------------------------------------------
International Growth Total Composite (gross)**/(1)/  26.05      17.66                 2.33
------------------------------------------------------------------------------------------------------
MSCI EAFE Index/(1)/                                 20.70      12.30                 0.97
------------------------------------------------------------------------------------------------------
MSCI EAFE Growth Index/(1)/                          16.48       9.13                (3.35)
------------------------------------------------------------------------------------------------------
Lipper International Funds Average/(1)/              18.06      10.28                (0.60)
------------------------------------------------------------------------------------------------------
Lipper International Multi-Cap Growth Funds Average  17.15       9.23                (3.39)
------------------------------------------------------------------------------------------------------

-------------
Source: Lipper Inc., a Reuters Company ("Lipper")

 *Returns do not reflect the effect of any administration fees or sales charges imposed by the variable annuity and variable life insurance contracts on their owners. If these expenses were included, the returns would be lower. The tables assume that all distributions were reinvested. The investment manager and the former subadviser, at their discretion, reimbursed expenses for certain periods presented. Absent such reimbursement, returns would have been lower. Effective May 2, 2005, the investment manager has contractually undertaken to reimburse "other expenses" (i.e., those expenses other than management fees and 12b-1 fees) of the Portfolio that exceed an annual rate of 1.00% of average daily net assets. This undertaking will remain in effect until December 31, 2006.

**Composite performance returns include all fully discretionary, fee paying accounts under Wellington Management's management which are defined by the relevant profile described below. The performance information is limited and may not reflect performance in all economic cycles. The accounts in the composite were not necessarily subject to certain investment and other restrictions imposed on registered investment companies, including those under the 1940 Act and the Internal Revenue Code, which, if applicable, might have adversely affected performance. The aggregate returns of the accounts in any of Wellington Management's composites may not reflect the returns of any particular account of Wellington Management. The performance reflected in Wellington Management's composites has been calculated in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"), the US and Canadian version of the Global Investment Performance Standards ("GIPS"), which differs from the method used by the SEC. Performance results ("net") reflect the deduction of historical actual total annual fund operating expenses during the applicable period. Performance results ("gross") are net of commissions and other direct expenses, but before (gross of) management fees, custody charges, withholding taxes and other indirect expenses. Total annual fund operating expenses include investment advisory fees, custodial fees, and other expenses, without provision for any applicable federal or state income taxes, if any. Net performance results also do not reflect fees or sales charges imposed by contracts on their owners.


/(1)/Accounts included in the International Growth Total Composite seek to achieve high, long-term returns in excess of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index ("MSCI EAFE Growth Index"), which is not a benchmark of the International Growth Portfolio, through investment in equity securities around the world. The International Growth Total Composite inception date was July 31, 2000. The International Growth Portfolio's benchmarks, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("MSCI EAFE Index"), the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average, as well as the MSCI EAFE Growth Index, are unmanaged averages/indices that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and the MSCI EAFE Index and the MSCI EAFE Growth Index exclude the effect of fees and sales charges. The MSCI EAFE Index measures the performance of stocks in 21 developed markets in Europe, Australasia, and the Far East. The Lipper International Multi-Cap Growth Funds Average measures the performance of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% - 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250/th/ largest company in the S&P/Citigroup World ex-US Broad Market Index and the Lipper International Funds Average measures the performance of mutual funds that invest in securities with primary trading markets outside the US. The MSCI EAFE Growth Index measures the performance of stocks in developed markets in Europe, Australia and the Far East that have demonstrable earnings and sales growth characteristics. Investors cannot invest directly in an average or index.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the applicable Class's net asset value ("NAV") next calculated after your request is received in good order by participating insurance companies. If your purchase or sell request is received in good order by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the applicable Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the applicable Class's NAV calculated as of the close of regular trading on the next NYSE trading day.


The NAV of the applicable Portfolio's shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. With respect to those Portfolios that have non-US portfolio securities that may trade on weekends or other days when those Portfolios do not price their shares, the value of such Portfolio's portfolio securities may change on days when you may not be able to buy or sell portfolio shares.



Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, if Seligman concludes that the most recently reported (or closing) price of a security held by a Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. These fair value procedures may be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. In the case of foreign securities, since trading in such securities is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Fund's Board of Directors has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.




The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

Shares of the Fund's Portfolios are offered only to Accounts of participating insurance companies to fund benefits of the Contracts, except Seligman Communications and Information Portfolio which also offers Class 2 shares to Qualified Plans pursuant to a separate Prospectus. The Accounts may invest in shares of the applicable Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of any Portfolio.

An Account may sell all or any portion of the applicable Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the applicable Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of a Portfolio. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of a Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Frequent Trading of Portfolio Shares


As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. Seligman Advisors, Inc. ("SAI"), the Fund's distributor, monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a "Sponsoring Entity") with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.



To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio's ability to pursue its investment objective and may reduce the returns of long-term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio's operating costs and decrease such Portfolio's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.


Contract owners or plan participants who purchase shares of a Portfolio that invest in non-US securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from each Portfolio, other than Seligman Cash Management Portfolio, will be declared and paid annually and will be reinvested to buy additional shares, on the payable date, using the NAV of the ex-dividend date. Dividends from Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional shares, at NAV, of the Portfolio. It is not expected that shares of Seligman Cash Management Portfolio will realize capital gains.


Each Portfolio (except for Seligman Cash Management Portfolio and Seligman Smaller-Cap Value Portfolio) had a capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2012. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Portfolios until net capital gains have been realized in excess of a Portfolio's available capital loss carryforward.


Taxes

Further information regarding the tax consequences of an investment in the Fund is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of a Portfolio or otherwise provide services to a Portfolio. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Financial Highlights


The tables below are intended to help you understand the financial performance of each Portfolio's Class 1 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the applicable Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with each Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.


SELIGMAN CAPITAL PORTFOLIO


                                                ------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------
                                                  2004      2003      2002      2001      2000
                                                ------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $ 11.28   $  8.29   $ 12.37   $ 24.68   $ 23.90
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------
  Net investment income (loss)                    (0.05)    (0.03)    (0.05)    (0.06)     0.02
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments                                  1.02      3.02     (4.03)    (4.01)     2.06
------------------------------------------------------------------------------------------------
Total from investment operations                   0.97      2.99     (4.08)    (4.07)     2.08
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
  Dividends from net investment income               --        --        --     (0.02)       --
------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain       --        --        --     (8.22)    (1.30)
------------------------------------------------------------------------------------------------
Total distributions                                  --        --        --     (8.24)    (1.30)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $ 12.25   $ 11.28   $  8.29   $ 12.37   $ 24.68
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.60%    36.07%   (32.98)%  (15.97)%    8.50%
------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $ 9,821   $12.486   $11,833   $24,349   $37,138
------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            0.92%     0.82%     0.80%     0.61%     0.59%
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets                               (0.46)%   (0.33)%   (0.47)%   (0.31)%    0.07%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                          213.08%   140.59%   129.07%   215.16%   230.42%
------------------------------------------------------------------------------------------------
Without expense reimbursement:**
 Ratio of expenses to average net assets                     0.96%     0.81%     0.70%
------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to
   average net assets                                       (0.47)%   (0.48)%   (0.39)%
------------------------------------------------------------------------------------------------

-------------

See footnotes on page 47.

SELIGMAN CASH MANAGEMENT PORTFOLIO


                                                -----------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------
                                                  2004     2003     2002      2001      2000
                                                -----------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year              $ 1.000  $ 1.000  $ 1.000   $ 1.000   $ 1.000
-----------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------
  Net investment income                           0.006    0.004    0.010     0.038     0.062
-----------------------------------------------------------------------------------------------
Total from investment operations                  0.006    0.004    0.010     0.038     0.062
-----------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------
  Dividends from net investment income           (0.006)  (0.004)  (0.010)   (0.038)   (0.062)
-----------------------------------------------------------------------------------------------
Total distributions                              (0.006)  (0.004)  (0.010)   (0.038)   (0.062)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $ 1.000  $ 1.000  $ 1.000   $ 1.000   $ 1.000
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       0.62%    0.38%    1.00%     3.88%     6.38%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $ 1,828  $ 4,034  $ 7,870   $12,211   $12,318
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            0.70%    0.70%    0.69%     0.07%       --
-----------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                0.56%    0.39%    0.98%     3.82%     6.17%
-----------------------------------------------------------------------------------------------
Without management fee waiver and/or
 expense reimbursement:**
  Ratio of expenses to average net assets          1.14%    0.83%              0.72%     0.72%
-----------------------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets                              0.12%    0.26%              3.17%     5.45%
-----------------------------------------------------------------------------------------------

SELIGMAN COMMON STOCK PORTFOLIO
                                                -----------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------
                                                  2004     2003     2002      2001      2000
                                                -----------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year              $  9.72  $  7.80  $ 10.84   $ 14.23   $ 16.61
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------
  Net investment income                            0.13     0.08     0.08      0.08      0.12
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments                                  1.10     1.97    (3.02)    (1.85)    (1.86)
-----------------------------------------------------------------------------------------------
Total from investment operations                   1.23     2.05    (2.94)    (1.77)    (1.74)
-----------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------
  Dividends from net investment income            (0.11)   (0.13)   (0.10)    (0.15)    (0.01)
-----------------------------------------------------------------------------------------------
  Distributions from net realized capital gain       --       --       --     (1.47)    (0.63)
-----------------------------------------------------------------------------------------------
Total distributions                               (0.11)   (0.13)   (0.10)    (1.62)    (0.64)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $ 10.84  $  9.72  $  7.80   $ 10.84   $ 14.23
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                      12.65%   26.30%  (27.16)%  (12.24)%  (10.53)%
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $10,792  $12,297  $12,931   $23,756   $32,738
-----------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            0.69%    0.73%    0.60%     0.59%     0.60%
-----------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                1.30%    0.92%    0.88%     0.59%     0.71%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                           42.68%  127.26%  131.95%    64.45%    52.01%
-----------------------------------------------------------------------------------------------

-------------

See footnotes on page 47.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO


                                                ---------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------
                                                  2004      2003      2002       2001       2000
                                                ---------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $ 11.62   $  8.05   $ 12.59   $  14.82   $  26.70
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------
  Net investment loss                             (0.02)    (0.07)    (0.07)     (0.07)     (0.11)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments                                  1.32      3.64     (4.47)      0.80      (9.45)
---------------------------------------------------------------------------------------------------
Total from investment operations                   1.30      3.57     (4.54)      0.73      (9.56)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain       --        --        --      (2.96)     (2.32)
---------------------------------------------------------------------------------------------------
Total distributions                                  --        --        --      (2.96)     (2.32)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $ 12.92   $ 11.62   $  8.05   $  12.59   $  14.82
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                      11.19%    44.35%   (36.06)%     5.34%    (36.19)%
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $58,646   $62,903   $53,769   $113,424   $127,901
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            1.00%     1.01%     0.98%      0.93%      0.87%
---------------------------------------------------------------------------------------------------
Ratio of net investment loss to
 average net assets                               (0.15)%   (0.78)%   (0.76)%    (0.45)%    (0.48)%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                          127.69%   105.53%    91.37%    130.94%    104.41%
---------------------------------------------------------------------------------------------------

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO
                                                ---------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------
                                                  2004      2003      2002       2001       2000
                                                ---------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $ 12.06   $  8.86   $ 12.96   $  20.14   $  27.42
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------
  Net investment loss                             (0.13)    (0.11)    (0.11)     (0.14)     (0.13)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments                                  0.51      2.98     (4.32)     (4.06)     (6.34)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on foreign currency transactions                0.10      0.33      0.33      (0.25)     (0.01)
---------------------------------------------------------------------------------------------------
Total from investment operations                   0.48      3.20     (4.10)     (4.45)     (6.48)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain       --        --        --      (2.73)     (0.80)
---------------------------------------------------------------------------------------------------
Total distributions                                  --        --        --      (2.73)     (0.80)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $ 12.54   $ 12.06   $  8.86   $  12.96   $  20.14
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                       3.98%    36.12%   (31.64)%   (22.05)%   (23.75)%
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $ 8,446   $10,047   $ 9,361   $ 18,533   $ 25,370
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets            1.90%     1.61%     1.40%      1.40%      1.30%
---------------------------------------------------------------------------------------------------
Ratio of net investment loss to
 average net assets                               (1.10)%   (1.14)%   (1.06)%    (0.87)%    (0.46)%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                          146.96%   188.00%   144.18%    160.75%    142.42%
---------------------------------------------------------------------------------------------------
Without expense reimbursement:**
 Ratio of expenses to average net assets           2.39%     2.39%     1.80%      1.61%
---------------------------------------------------------------------------------------------------
  Ratio of net investment loss to
   average net assets                             (1.59)%   (1.92)%   (1.46)%    (1.08)%
---------------------------------------------------------------------------------------------------

-------------

See footnotes on page 47.

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO


                                                 -------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------
                                                   2004      2003      2002      2001      2000
                                                 -------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $  8.97   $  6.72   $  8.05   $ 10.65   $ 16.63
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------
  Net investment income (loss)                     (0.04)     0.05      0.04      0.03     (0.08)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments                                   1.79      1.41     (2.13)    (2.43)    (4.45)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on foreign currency transactions                 0.42      0.79      0.76     (0.20)    (0.88)
--------------------------------------------------------------------------------------------------
Total from investment operations                    2.17      2.25     (1.33)    (2.60)    (5.41)
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment income             (0.04)       --        --        --     (0.14)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain        --        --        --        --     (0.43)
--------------------------------------------------------------------------------------------------
Total distributions                                (0.04)       --        --        --     (0.57)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $ 11.10   $  8.97   $  6.72   $  8.05   $ 10.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                       24.19%    33.48%   (16.52)%  (24.41)%  (32.47)%
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)           $ 3,749   $ 3,490   $ 3,315   $ 4,793   $ 7,150
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets             2.00%     1.64%     1.40%     1.40%     1.40%
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets                                (0.40)%    0.67%     0.49%     0.34%    (0.57)%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                           213.83%   285.08%   183.86%   199.09%   275.32%
--------------------------------------------------------------------------------------------------
Without expense reimbursement:**
 Ratio of expenses to average net assets            4.08%     3.45%     1.96%     1.80%     2.03%
--------------------------------------------------------------------------------------------------
  Ratio of net investment loss to
   average net assets                              (2.48)%   (1.14)%   (0.07)%   (0.06)%   (1.20)%
--------------------------------------------------------------------------------------------------

SELIGMAN INVESTMENT GRADE FIXED INCOME PORTFOLIO
                                                 -------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------
                                                   2004      2003      2002      2001      2000
                                                 -------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $ 10.85   $ 10.80   $ 10.25   $ 10.22   $  9.27
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------------------
  Net investment income                             0.34      0.34      0.42      0.57      0.60
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments                                  (0.07)     0.17      0.58     (0.01)     0.35
--------------------------------------------------------------------------------------------------
Total from investment operations                    0.27      0.51      1.00      0.56      0.95
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
  Dividends from net investment income             (0.91)    (0.46)    (0.45)    (0.53)       --
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain     (0.94)       --        --        --        --
--------------------------------------------------------------------------------------------------
Total distributions                                (1.85)    (0.46)    (0.45)    (0.53)       --
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $  9.27   $ 10.85   $ 10.80   $ 10.25   $ 10.22
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                        2.41%     4.72%     9.83%     5.52%    10.25%
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)           $ 3,561   $ 6,025   $ 9,067   $ 7,103   $ 6,483
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets             0.85%     0.85%     0.82%     0.63%     0.60%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                 3.13%     3.08%     3.94%     5.35%     6.23%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                           184.46%   445.98%   291.98%   146.08%    63.07%
--------------------------------------------------------------------------------------------------
Without expense reimbursement:**
 Ratio of expenses to average net assets            1.11%     0.91%               0.76%     0.84%
--------------------------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets                               2.87%     3.02%               5.22%     5.99%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 47.

SELIGMAN LARGE-CAP VALUE PORTFOLIO


                                                ----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                  2004       2003       2002       2001      2000
                                                ----------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $   9.27  $   7.02   $  10.46   $  11.59   $  9.28
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------
  Net investment income                             0.09      0.11       0.10       0.09      0.14
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments                                   1.41      2.27      (3.43)     (1.06)     2.25
----------------------------------------------------------------------------------------------------
Total from investment operations                    1.50      2.38      (3.33)     (0.97)     2.39
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
  Dividends from net investment income             (0.12)    (0.13)     (0.11)     (0.11)     0.00#
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain        --        --         --      (0.05)    (0.08)
----------------------------------------------------------------------------------------------------
Total distributions                                (0.12)    (0.13)     (0.11)     (0.16)    (0.08)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $  10.65  $   9.27   $   7.02   $  10.46   $ 11.59
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       16.25%    33.91%    (31.90)%    (8.28)%   25.84%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $  5,342  $  5,456   $  4,692   $  7,708   $ 6,057
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets             1.26%     1.18%      1.16%      0.83%     0.80%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                 0.89%     1.34%      1.12%      1.13%     1.51%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                            15.09%    16.60%     21.83%     28.17%    42.29%
----------------------------------------------------------------------------------------------------
Without expense reimbursement:**
 Ratio of expenses to average net assets                      1.29%                 1.10%     1.22%
----------------------------------------------------------------------------------------------------
  Ratio of net investment income to
   average net assets                                         1.23%                 0.86%     1.09%
----------------------------------------------------------------------------------------------------

SELIGMAN SMALLER-CAP VALUE PORTFOLIO
                                                ----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                  2004       2003       2002       2001      2000
                                                ----------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $  16.20  $  10.87   $  13.04   $  10.58   $  8.08
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------
  Net investment income (loss)                      0.08     (0.05)     (0.06)     (0.03)    (0.01)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
   on investments                                   3.15      5.48      (1.94)      2.52      2.66
----------------------------------------------------------------------------------------------------
Total from investment operations                    3.23      5.43      (2.00)      2.49      2.65
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain     (0.03)    (0.10)     (0.17)     (0.03)    (0.15)
----------------------------------------------------------------------------------------------------
Total distributions                                (0.03)    (0.10)     (0.17)     (0.03)    (0.15)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $  19.40  $  16.20   $  10.87   $  13.04   $ 10.58
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.95%    49.94%    (15.37)%    23.52%    33.00%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)          $268,410  $214,525   $103,770   $100,090   $16,495
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets             1.14%     1.16%      1.18%      1.19%     1.00%
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
 average net assets                                 0.47%    (0.42)%    (0.51)%    (0.29)%   (0.22)%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                            45.24%    18.31%     56.74%     29.99%    42.27%
----------------------------------------------------------------------------------------------------
Without expense reimbursement:**
 Ratio of expenses to average net assets                                            1.22%     1.45%
----------------------------------------------------------------------------------------------------
  Ratio of net investment loss to
   average net assets                                                              (0.32)%   (0.67)%
----------------------------------------------------------------------------------------------------

-------------
 *Per share amounts are calculated based on average shares outstanding.

**Seligman, at its discretion, reimbursed expenses and/or waived management fees for certain periods presented.




 #During the year 2000, a dividend of $0.002 per share was paid.

For More Information


The following information is available without charge upon request by calling toll-free 800-221-7844 in the US or collect 212-850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.



THE STATEMENT OF ADDITIONAL INFORMATION contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



ANNUAL/SEMI-ANNUAL REPORTS contain additional information about each Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information and most recent
Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Seligman's website is an inactive textual reference and information contained in or otherwise accessible through the Seligman's website does not form a part of this Prospectus.


This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.


                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864
                      100 Park Avenue New York, NY 10017

--------------------------------------------------------------------------------


Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-5221

                                                                     PROSPECTUS
                                                                    May 2, 2005
Seligman
Portfolios, Inc.

Seligman Capital Portfolio
Class 2 Shares
              Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

SPCA1 5/2005 C2

         [LOGO]
       managed by
          J&W
  J. & W. SELIGMAN & Co.
      INCORPORATED

    ESTABLISHED 1864

Table of Contents



      THE FUND AND THE PORTFOLIO

            Overview of the Fund..................................... 1

            Investment Objective..................................... 1

            Principal Investment Strategies.......................... 1

            Principal Risks.......................................... 2

            Portfolio Holdings....................................... 2

            Past Performance......................................... 3

            Fees and Expenses........................................ 4

            Management of the Fund................................... 4

      SHAREHOLDER INFORMATION

            Pricing of Fund Shares................................... 7

            How to Purchase and Sell Shares.......................... 7

            Shareholder Servicing and Distribution Arrangements...... 7

            Frequent Trading of Portfolio Shares..................... 7

            Dividends and Capital Gain Distributions................. 8

            Taxes.................................................... 8

            Certain Payments......................................... 8

      Financial Highlights........................................... 9

      For More Information............................ back cover........

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 9 separate portfolios. This Prospectus contains information about Seligman Capital Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

Investment Objective

The Portfolio's objective is capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

 Medium-Sized Companies: Companies with market capitalizations, at the time of purchase by the Portfolio, of between $1 billion and $10 billion. "/ Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet (e.g., low ratio of debt to total capital). In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:

..  Proven track record
..  Strong management
..  Multiple product lines
..  Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)
..  Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company considered for investment to determine if the company has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the parameters by which medium-sized companies is defined if it concludes that such a change is appropriate.

There is no guarantee that the Portfolio will achieve its investment objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial portion of its assets in certain industries or economic sectors which the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares of the Portfolio has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager, at its discretion, reimbursed certain expenses of Class 2 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.


CLASS 2 ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                                    [CHART]

   2001     2002     2003   2004
  ------   ------  ------  ------
  -16.18%  -33.41% 35.76%   8.30%





             Best quarter return: 27.29% - quarter ended 12/31/01.



            Worst quarter return: -30.59% - quarter ended 9/30/01.


CLASS 2 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04

                                                          SINCE
                                                  ONE   INCEPTION
                                                  YEAR   8/30/00
             ------------------------------------------------------
             Seligman Capital Portfolio           8.30%   (9.73)%
             ------------------------------------------------------
             Russell Midcap Growth Index         15.48    (7.47)
             ------------------------------------------------------
             Lipper Mid-Cap Growth Funds Average 12.78    (7.40)(1)
             ------------------------------------------------------
             Lipper Mid-Cap Funds Average        14.82    (1.75)(1)
             ------------------------------------------------------

-------------

The Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Average and the Lipper Mid-Cap Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P MidCap 400 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. As of the date of this Prospectus, Lipper classifies the Portfolio as a Mid-Cap Growth Fund. Investors cannot invest directly in an average or an index.




(1)From August 31, 2000.

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                -----------------------------------------------
                Management Fees                           0.40%
                -----------------------------------------------
                Distribution and/or Service (12b-1) Fees  0.25%
                -----------------------------------------------
                Other Expenses                            0.52%
                -----------------------------------------------
                Total Annual Portfolio Operating Expenses 1.17%
                -----------------------------------------------




EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class 2  $119   $372    $644    $1,420
                    ---------------------------------------


Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.



Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005 of approximately $8.6 billion.


The Portfolio pays Seligman a management fee for its services, equal to an annual rate of 0.40% of the average daily net assets of the Portfolio.

Portfolio Management

The Portfolio is managed by Seligman's Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is Vice President of the Fund and has been Portfolio Manager of the Portfolio since May 1998. In addition, she is Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998.


The Fund's Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities of the Portfolio.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
    INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio's shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by a Portfolio are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. Fair value procedures may also be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements


Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, Inc. ("SAI"), the principal underwriter of the Portfolio's shares. SAI uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of a Contract owner's investment and may cost you more than other types of sales charges.


Frequent Trading of Portfolio Shares


As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. SAI monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a "Sponsoring Entity") with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.



To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio's ability to pursue its investment objective and may reduce the returns of long-term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio's operating costs and decrease such Portfolio's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.


Contract owners or plan participants who purchase shares of a Portfolio that invest in non-US securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date, using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Financial Highlights


The table below describes the Portfolio's performance of Class 2 shares for the periods presented. It is intended to help you understand the financial performance of the Portfolio's Class 2 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for the periods of less than one year. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.



                                                                                                8/30/00**
                                                                 YEAR ENDED DECEMBER 31,           TO
                                                          ------------------------------------- 12/31/00
                                                              2004     2003      2002      2001 ---------
------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $11.20    $8.25    $12.34    $24.68    $33.31
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------
  Net investment loss                                       (0.08)   (0.05)    (0.07)    (0.11)    (0.05)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     1.01     3.00     (4.02)    (4.01)    (7.28)
----------------------------------------------------------------------------------------------------------
Total from investment operations                             0.93     2.95     (4.09)    (4.12)    (7.33)
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --       --        --     (8.22)    (1.30)
----------------------------------------------------------------------------------------------------------
Total distributions                                            --       --        --     (8.22)    (1.30)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $12.13   $11.20      8.25    $12.34    $24.68
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                8.30%   35.76%  (33.14)%  (16.18)%  (22.15)%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                   $5,385   $4,353    $2,891    $3,792    $1,569
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.17%    1.07%     1.05%     0.85%     0.84%+
----------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets        (0.71)%  (0.58)%   (0.72)%   (0.55)%   (0.66)%+
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   213.08%  140.59%   129.07%   215.16%   230.42%++
----------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
  Ratio of expenses to average net assets                            1.21%     1.06%     0.94%
----------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets               (0.72)%   (0.73)%   (0.63)%
----------------------------------------------------------------------------------------------------------

-------------
 *Per share amounts are calculated based on average shares outstanding. **Commencement of offering of shares.

***Seligman, at its discretion, reimbursed expenses for certain periods presented. Effective August 11, 2003, Seligman discontinued this policy.

 +Annualized.
++For the year ended December 31, 2000.

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Fund's website is an inactive textual reference and information contained in or otherwise accessible through the Fund's website does not form a part of this Prospectus.


This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.


Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

                                                                     PROSPECTUS

                                                                    May 2, 2005

Seligman
Portfolios, Inc.

Seligman Communications and Information Portfolio
Class 1 Shares
              Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries
The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

SPCI1 5/2005 C1
       managed by
         [LOGO]
  J. & W. SELIGMAN & Co.
      INCORPORATED

    ESTABLISHED 1864

Table of Contents


THE FUND AND THE PORTFOLIO

      Overview of the Fund.......................... 1

      Investment Objective.......................... 1

      Principal Investment Strategies............... 1

      Principal Risks............................... 2

      Portfolio Holdings............................ 2

      Past Performance.............................. 3

      Fees and Expenses............................. 4

      Management of the Fund........................ 4

SHAREHOLDER INFORMATION

      Pricing of Fund Shares........................ 7

      How to Purchase and Sell Shares............... 7

      Frequent Trading of Portfolio Shares.......... 7

      Dividends and Capital Gain Distributions...... 8

      Taxes......................................... 8

      Certain Payments.............................. 8

Financial Highlights................................ 9

    For More Information................. back cover....

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 9 separate portfolios. This Prospectus contains information about Seligman Communications and Information Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts (Accounts) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (Contracts). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Investment Objective

The Portfolio's objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

..  Robust growth prospects
..  High profit margins or return on capital
.. Attractive valuation relative to expected earnings or cash flow .. Quality management
..  Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of "80%" described in the second paragraph above under this section, "PRINCIPAL INVESTMENT STRATEGIES."

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.


Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.


The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

CLASS 1 ANNUAL TOTAL RETURNS -- CALENDAR YEARS




                                    [CHART]

  1995    1996    1997   1998   1999   2000    2001   2002   2003    2004
 ------  ------  -----  -----  -----  ------  ------  -----  -----  ------
 38.55%   8.81%  22.22% 36.49%  85.81% -36.19% 5.34% -36.06% 44.35% 11.19%




             Best quarter return: 45.09% - quarter ended 12/31/99.



            Worst quarter return: -30.44% - quarter ended 9/30/01.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04

                                                       ONE    FIVE     TEN
                                                       YEAR   YEARS   YEARS
    ------------------------------------------------------------------------
    Seligman Communications and Information Portfolio 11.19%  (7.16)% 12.42%
    ------------------------------------------------------------------------
    S&P 500 Index                                     10.87   (2.30)  12.07
    ------------------------------------------------------------------------
    Goldman Sachs Technology Indexes/(1)/              2.91  (15.88)    n/a
    ------------------------------------------------------------------------
    Lipper Science & Technology Funds Average          3.97  (16.49)   9.64
    ------------------------------------------------------------------------

-------------

The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Lipper Science & Technology Funds Average (the "Lipper Average") and the Goldman Sachs Technology Indexes are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the S&P 500 Index and Goldman Sachs Technology Indexes do not reflect any fees and sales charges. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The Goldman Sachs Technology Indexes are a family of equity indexes designed as equity benchmarks for US traded technology and internet-related securities. The Lipper Average measures the performance of mutual funds that invest at least 65% of its equity portfolio in science and technology related stocks. Investors cannot invest directly in an average or an index.


/(1)/The Goldman Sachs Technology Indexes are available from 8/31/96.

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                -----------------------------------------------
                Management Fees                           0.75%
                -----------------------------------------------
                Distribution and/or Service (12b-1) Fees   none
                -----------------------------------------------
                Other Expenses                            0.25%
                -----------------------------------------------
                Total Annual Portfolio Operating Expenses 1.00%
                -----------------------------------------------


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class 1  $102   $318    $552    $1,225
                    ---------------------------------------


Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.



Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005 of approximately $8.6 billion.


The Portfolio pays Seligman a management fee for its services, equal to an annual rate of 0.75% of the average daily net assets of the Portfolio.

PORTFOLIO MANAGEMENT




The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997.



Richard M. Parower, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Parower is a Vice President of the Fund and Portfolio Manager of its Global Technology Portfolio and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II,
Inc. Mr. Parower is also Vice President of Seligman Global Fund Series, Inc.
and Portfolio Manager of the Global Technology Fund. Mr. Parower provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.



Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Previously, during 2000, she was Senior Data/Transaction Processing Research Analyst with Credit Suisse First Boston. Ms. Shah is Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Ms. Shah provides assistance to Mr. Wick in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software and education sectors.



Vishal Saluja, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Saluja provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the medical devices, laboratory test and instrumentation equipment, clinical laboratory services and electronic design automation software industries.




Ajay Diwan, a Senior Vice President, Investment Officer of Seligman, joined Seligman in February 2001. Previously, Mr. Diwan was Vice President, Equity Research for Goldman Sachs from 1994 where he was responsible for the data networking, optical systems and wireless equipment sectors and lead managed the initial public offerings of several companies. Mr. Diwan provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the data networking, data storage, wireless equipment, wireline equipment and information technology services industries.



The Fund's Statement of Additional Information provides additional information about the compensation of the individuals listed above (the "Portfolio Team"), other accounts managed by the Portfolio Team and the Portfolio Team's ownership of securities of the Portfolio.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio's shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by a Portflio are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. Fair value procedures may also be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Frequent Trading of Portfolio Shares


As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. Seligman Advisors, Inc. ("SAI"), the Fund's distributor, monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a "Sponsoring Entity") with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is sus-pected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/ or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.



To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio's ability to pursue its investment objective and may reduce the returns of long-term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio's operating costs and decrease such Portfolio's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.



Contract owners or plan participants who purchase shares of a Portfolio that invest in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.


Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date.


The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Financial Highlights


The table below describes the Portfolio's performance of Class 1 shares for the past five years. It is intended to help you understand the financial performance of the Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.



                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                              2004     2003      2002      2001      2000
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $11.62    $8.05    $12.59    $14.82    $26.70
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------
  Net investment loss                                       (0.02)   (0.07)    (0.07)    (0.07)    (0.11)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     1.32     3.64     (4.47)     0.80     (9.45)
---------------------------------------------------------------------------------------------------------
Total from investment operations                             1.30     3.57     (4.54)     0.73     (9.56)
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --       --        --     (2.96)    (2.32)
---------------------------------------------------------------------------------------------------------
Total distributions                                            --       --        --     (2.96)    (2.32)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $12.92   $11.62      8.05    $12.59    $14.82
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               11.19%   44.35%  (36.06)%     5.34%  (36.19)%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                    $58,646  $62,903   $53,769  $113,424  $127,901
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.00%    1.01%     0.98%     0.93%     0.87%
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets        (0.15)%  (0.78)%   (0.76)%   (0.45)%   (0.48)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   127.69%  105.53%    91.37%   130.94%   104.41%
---------------------------------------------------------------------------------------------------------

-------------
*Per share amounts are calculated based on average shares outstanding.

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Fund's website is an inactive textual reference and information contained in or otherwise accessible through the Fund's website does not form a part of this Prospectus.


This Prospectus in intended for use in connection with tax-deferred variable annuity and variable life insurance products.


Information about the Fund, including the Prospectus and Statement of Additional Information , can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Statement of Additional information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-5221

                                                                     PROSPECTUS
                                                                    May 2, 2005
Seligman
Portfolios, Inc.

Seligman Communications and Information Portfolio
Class 2 Shares

              Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

SPCI1 5/2005 C2
         [LOGO]
       managed by
          J&W
  J. & W. SELIGMAN & Co.
      INCORPORATED

    ESTABLISHED 1864

Table of Contents



      THE FUND AND THE PORTFOLIO

            Overview of the Fund..................................... 1

            Investment Objective..................................... 1

            Principal Investment Strategies.......................... 1

            Principal Risks.......................................... 2

            Portfolio Holdings....................................... 2

            Past Performance......................................... 3

            Fees and Expenses........................................ 4

            Management of the Fund................................... 4

      SHAREHOLDER INFORMATION

            Pricing of Fund Shares................................... 7

            How to Purchase and Sell Shares.......................... 7

            Shareholder Servicing and Distribution Arrangements...... 7

            Frequent Trading of Portfolio Shares..................... 8

            Dividends and Capital Gain Distributions................. 8

            Taxes.................................................... 8

            Certain Payments......................................... 8

      Financial Highlights........................................... 9

      For More Information............................ back cover........

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 9 separate portfolios. This Prospectus contains information about Seligman Communications and Information Portfolio (the "Portfolio").

The Portfolio is offering shares to: (1) separate accounts ("Accounts") established by participating insurance companies to fund the benefits of their variable annuity and variable life insurance contracts ("Contracts") and (2) with respect to Class 2 shares of the Portfolio, certain domestic 401(k) plans with plan assets in excess of $300,000,000 or a minimum investment of $20,000,000, and retirement plans with at least 200 employees or a minimum investment of $3,000,000 ("Qualified Plans or Plans"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as wells as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies and those accompanying this Prospectus. Qualified Plans may invest in Class 2 shares of the Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners and Qualified Plans.

Investment Objective

The Portfolio's objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

..  Robust growth prospects
..  High profit margins or return on capital
.. Attractive valuation relative to expected earnings or cash flow .. Quality management
..  Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain. The Portfolio may purchase American Depositary Receipts ("ADRs"), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, participating Plans will be asked to give voting instructions in accordance with their voting policies and Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of "80%" described in the second paragraph above under this section, "PRINCIPAL INVESTMENT STRATEGIES."

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.


Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.


The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, the interests of Qualified Plans and various Contract owners participating in the Portfolio may conflict. The Board of Directors monitors events in order to identify any material conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.


Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners or any fees or charges imposed in respect of Qualified Plans. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.


CLASS 2 ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                                    [CHART]

     2001           2002           2003           2004
    ------         ------         ------         ------
     5.08%         -36.23%        44.06%         10.86%





             Best quarter return: 34.18% - quarter ended 12/31/01.



            Worst quarter return: -30.52% - quarter ended 9/30/01.


CLASS 2 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04

                                                                 SINCE
                                                        ONE    INCEPTION
                                                        YEAR    5/1/00
     ----------------------------------------------------------------------
     Seligman Communications and Information Portfolio 10.86%  (10.52)%
     ----------------------------------------------------------------------
     S&P 500 Index                                     10.87    (2.52)
     ----------------------------------------------------------------------
     Goldman Sachs Technology Indexes/(1)/              2.91   (18.13)
     ----------------------------------------------------------------------
     Lipper Science & Technology Funds Average          3.97   (18.88)/(2)/
     ----------------------------------------------------------------------

-------------

The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), the Lipper Science & Technology Funds Average (the "Lipper Average") and the Goldman Sachs Technology Indexes are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any sales charges and the S&P 500 Index and Goldman Sachs Technology Indexes do not reflect any fees and sales charges. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The Goldman Sachs Technology Indexes are a family of equity indexes designed as equity benchmarks for US traded technology and internet-related securities. The Lipper Average measures the performance of mutual funds that invest at least 65% of its equity portfolio in science and technology related stocks. Investors cannot invest directly in an average or an index.


/(1)/The Goldman Sachs Technology Indexes are available from 8/31/96.


/(2)/From April 30, 2000.

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners or any fees or charges imposed in respect of Qualified Plans. If any such fees or charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                -----------------------------------------------
                Management Fees                           0.75%
                -----------------------------------------------
                Distribution and/or Service (12b-1) Fees  0.25%
                -----------------------------------------------
                Other Expenses                            0.25%
                -----------------------------------------------
                Total Annual Portfolio Operating Expenses 1.25%
                -----------------------------------------------




EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners or any fees or charges imposed in respect of Qualified Plans. If any such fees or charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class 2  $127   $397    $686    $1,511
                    ---------------------------------------


Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.



Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005 of approximately $8.6 billion.



The Portfolio pays Seligman a management fee for its services, equal to an annual rate of 0.75% of the average daily net assets of the Portfolio.


PORTFOLIO MANAGEMENT




The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997.



Richard M. Parower, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Parower is a Vice President of the Fund and Portfolio Manager of its Global Technology Portfolio and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II,
Inc. Mr. Parower is also Vice President of Seligman Global Fund Series, Inc.
and Portfolio Manager of the Global Technology Fund. Mr. Parower provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.



Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Previously, during 2000, she was Senior Data/Transaction Processing Research Analyst with Credit Suisse First Boston. Ms. Shah is Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Ms. Shah provides assistance to Mr. Wick in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software and education sectors.



Vishal Saluja, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Saluja provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the medical devices, laboratory test and instrumentation equipment, clinical laboratory services and electronic design automation software industries.



Ajay Diwan, a Senior Vice President, Investment Officer of Seligman, joined Seligman in February 2001. Previously, Mr. Diwan was Vice President, Equity Research for Goldman Sachs from 1994 where he was responsible for the data networking, optical systems and wireless equipment sectors and lead managed the initial public offerings of several companies. Mr. Diwan provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the data networking, data storage, wireless equipment, wireline equipment and information technology services industries.



The Fund's Statement of Additional Information provides additional information about the compensation of the individuals listed above (the "Portfolio Team"), other accounts managed by the Portfolio Team and the Portfolio Team's ownership of securities of the Portfolio.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after your request is received by participating insurance companies or by a Qualified Plan. If your purchase or sell request is received by participating insurance companies or by other designated agents of the Fund by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies or by a Qualified Plan after the close of regular trading on the NYSE, your request will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio's shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by a Portfolio are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. Fair value procedures may also be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering shares to: (1) Accounts established by participating insurance companies to fund the benefits of the Contracts and (2) with respect to Class 2 shares of the Portfolio, Qualified Plans. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies. Qualified Plans may invest in Class 2 shares of the Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account or Qualified Plan may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund's determination of their fair market value in accordance with procedures approved by the Fund's Board of Directors. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities to cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements


Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, Inc. ("SAI"), the principal underwriter of the Portfolio's shares. SAI uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Additionally, SAI may also use this fee to make payments to administrators or their affiliates for services provided to participating Plans and their beneficiaries. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in the Portfolio and may cost shareholders more than other types of charges related to an investment.

Frequent Trading of Portfolio Shares


As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. SAI monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a "Sponsoring Entity") with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.



To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio's ability to pursue its investment objective and may reduce the returns of long-term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio's operating costs and decrease such Portfolio's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.



Contract owners or plan participants who purchase shares of a Portfolio that invest in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.


Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies. Plans should consult their own tax advisors for information regarding the tax consequences of an investment in the Portfolio.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Financial Highlights


The table below describes the Portfolio's performance of Class 2 shares for the periods presented. It is intended to help you understand the financial performance of the Portfolio's Class 2 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for the periods of less than one year. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.



                                                                                                5/1/00**
                                                                YEAR ENDED DECEMBER 31,            TO
                                                          ------------------------------------  12/31/00
                                                              2004     2003      2002     2001 --------
-----------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $11.51    $7.99    $12.53   $14.80    $30.61
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------
  Net investment loss                                       (0.05)   (0.10)    (0.10)   (0.11)    (0.08)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     1.30     3.62     (4.44)    0.80    (13.41)
---------------------------------------------------------------------------------------------------------
Total from investment operations                             1.25     3.52     (4.54)    0.69    (13.49)
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --       --        --    (2.96)    (2.32)
---------------------------------------------------------------------------------------------------------
Total distributions                                            --       --        --    (2.96)    (2.32)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.76   $11.51     $7.99   $12.53    $14.80
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               10.86%   44.06%  (36.23)%    5.08%  (44.40)%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $12,243  $11,280    $7,544  $16,537    $7,822
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.25%    1.26%     1.23%    1.18%     1.12%+
---------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets        (0.40)%  (1.03)%   (1.01)%  (0.70)%   (0.61)%+
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   127.69%  105.53%    91.37%  130.94%   104.41%++
---------------------------------------------------------------------------------------------------------

-------------
 *Per share amounts are calculated based on average shares outstanding. **Commencement of offering of shares.
 +Annualized.
++For the year ended December 31, 2000.

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Fund's website is an inactive textual reference and information contained in or otherwise accessible through the Fund's website does not form a part of this Prospectus.


This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products, as well as qualified pension and retirement plans.


Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

                                                                     PROSPECTUS
                                                                    May 2, 2005
Seligman
Portfolios, Inc.

Seligman Global Technology Portfolio
Class 1 Shares
              Investing Around the World for Capital Appreciation
The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

SPGT1 5/2005 CI
         [LOGO]
       managed by
          J&W
  J. & W. SELIGMAN & Co.
      INCORPORATED

    ESTABLISHED 1864

Table of Contents



            THE FUND AND THE PORTFOLIO

                  Overview of the Fund..........................  1

                  Investment Objective..........................  1

                  Principal Investment Strategies...............  1

                  Principal Risks...............................  2

                  Portfolio Holdings............................  2

                  Past Performance..............................  3

                  Fees and Expenses.............................  4

                  Management of the Fund........................  4

            SHAREHOLDER INFORMATION

                  Pricing of Fund Shares........................  8

                  How to Purchase and Sell Shares...............  8

                  Frequent Trading of Portfolio Shares..........  8

                  Dividends and Capital Gain Distributions......  9

                  Taxes.........................................  9

                  Certain Payments..............................  9

            Financial Highlights................................ 10

            For More Information ..................back cover.......

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 9 separate portfolios. This Prospectus contains information about Seligman Global Technology Portfolio (the "Portfolio").

Technology: The use of science to create new products and services. The industry comprises information technology and commu-nications, as well as medical, environmental and biotechnology.
The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

..  Robust growth prospects
..  High profit margins
..  Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)
..  Quality management and equity ownership by executives
.. Unique competitive advantages (e.g., market share, proprietary products) .. Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of "80%" described in the second paragraph above under this section, "PRINCIPAL INVESTMENT STRATEGIES."

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.


Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.



The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.


The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.



If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager and/or its former subadvisers, at their discretion, have reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. The investment manager may discontinue this policy at any time.


CLASS 1 ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                                    [CHART]

   1997    1998    1999     2000     2001     2002      2003   2004
  ------  ------  ------   ------   ------   ------   ------  ------
  19.53%  36.80%  118.80%  -23.75%  -22.05%  -31.64%  36.12%   3.98%





             Best quarter return: 56.86% - quarter ended 12/31/99.



            Worst quarter return: -32.05% - quarter ended 9/30/01.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                 SINCE
                                                ONE    FIVE    INCEPTION
                                                YEAR   YEARS    5/1/96
     ---------------------------------------------------------------------
     Seligman Global Technology Portfolio       3.98% (10.47)%   9.17%
     ---------------------------------------------------------------------
     MSCI IT Index                              2.62  (17.39)    7.31/(1)/
     ---------------------------------------------------------------------
     MSCI World Index                          15.25   (2.05)    6.68/(1)/
     ---------------------------------------------------------------------
     Lipper Global Funds Average               13.84   (1.51)    6.76/(1)/
     ---------------------------------------------------------------------
     Lipper Science & Technology Funds Average  3.97  (16.49)    5.82/(1)/
     ---------------------------------------------------------------------

-------------

The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, the Morgan Stanley Capital International World Information Technology Index ("MSCI IT Index") and the Morgan Stanley Capital International World Index ("MSCI World Index") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the MSCI World Index and the MSCI IT Index do not reflect any fees and sales charges. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific Region. The MSCI IT Index is a free float-adjusted market capitalization index designed to measure information technology stocks in the global developed equity market. The MSCI IT Index has been added as a benchmark for this Portfolio because it reflects the market sectors in which the Portfolio invests. The Lipper Global Funds Average measures the performance of mutual funds that invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest at least 65% of total assets in science and technology stocks. Investors cannot invest directly in an average or an index.


Prior to March 31, 2000, Seligman employed a subadviser that was responsible for providing certain portfolio management services with regard to the Portfolio's investments. Seligman no longer uses such subadvisory services for the Fund Portfolio.

/(1)/From April 30, 1996.

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


             -----------------------------------------------------
             Management Fees                                 1.00%
             -----------------------------------------------------
             Distribution and/or Service (12b-1) Fees         none
             -----------------------------------------------------
             Other Expenses /(1)/                            1.39%
             -----------------------------------------------------
             Total Annual Portfolio Operating Expenses /(2)/ 2.39%
             -----------------------------------------------------

-------------

/(1)/Seligman has voluntarily undertaken to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) that exceed 0.90% of the Portfolio's average daily net assets.


/(2)/Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2004, taking into consideration the current reimbursement arrangement would have been 1.90%. Seligman can terminate this reimbursement arrangement at any time.


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class 1  $242   $745   $1,275   $2,726
                    ---------------------------------------


Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.



Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005 of approximately $8.6 billion.



The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets as follows: 1.00% on first $2 billion; 0.95% on next $2 billion; and 0.90% thereafter. For the year ended December 31, 2004, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets. For the year ended December 31, 2004, Seligman reimbursed expenses of the Portfolio equal to an annual rate of 0.49% of its average daily net assets.


Portfolio Management




The Portfolio is managed by Seligman's Global Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000, is a Managing Director of Seligman, a Vice President of the Fund and Portfolio Manager of the Portfolio. Mr. Parower is also a Vice President of Seligman Global Fund Series, Inc. and a Portfolio Manager of its Global Technology Fund and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.



Paul H. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of its Communication and Information Portfolio since its inception. Mr. Wick has also been Vice President and Portfolio Manager of Seligman Communications and Information Fund since January 1990 and December 1989, respectively. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the technology industry generally.



Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Previously, during 2000, she was Senior Data/Transaction Processing Research Analyst with Credit Suisse First Boston. Ms. Shah is Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software and education sectors.



Vishal Saluja, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Saluja provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the medical devices, laboratory test and instrumentation equipment, clinical laboratory services and electronic design automation software industries.

Sangeeth Peruri, a Vice President, Investment Associate of Seligman, joined Seligman in December 2000. Previously, he was an analyst with Morgan Stanley Dean Witter's Technology Investment Banking Group, where he worked on numerous financings, as well as mergers and acquisitions for public and private technology companies. Mr. Peruri provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to the semiconductor sector.



The Fund's Statement of Additional Information provides additional information about the compensation of the individuals listed above (the "Portfolio Team"), other accounts managed by the Portfolio Team and the Portfolio Team's ownership of securities of the Portfolio.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day.


The NAV of the Portfolio's shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. Because the Portfolio has portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio's holdings may change on days when you may not be able to buy or sell portfolio shares. Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, if Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. These fair value procedures may be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. In the case of foreign securities, since trading in such securities is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Fund's Board of Directors has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.




The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Frequent Trading of Portfolio Shares

As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund's

Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. Seligman Advisors, Inc. ("SAI"), the Fund's distributor, monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a "Sponsoring Entity") with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.



To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio's ability to pursue its investment objective and may reduce the returns of long- term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio's operating costs and decrease such Portfolio's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.


Contract owners or plan participants who purchase shares of a Portfolio that invest in non-US securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date.


The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.


Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Financial Highlights


The table below describes the Portfolio's performance of Class 1 shares for the past five years. It is intended to help you understand the financial performance of the Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Portfolio's financial statements, is the Fund's Annual Report, which is available upon request.



                                                                                        YEAR ENDED DECEMBER 31,
                                                                            -----------------------------------------------
                                                                                2004     2003      2002      2001      2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $12.06    $8.86    $12.96    $20.14    $27.42
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                         (0.13)   (0.11)    (0.11)    (0.14)    (0.13)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                       0.51     2.98     (4.32)    (4.06)    (6.34)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on foreign currency transactions     0.10     0.33      0.33     (0.25)    (0.01)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.48     3.20     (4.10)    (4.45)    (6.48)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                                   --       --        --     (2.73)    (0.80)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              --       --        --     (2.73)    (0.80)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $12.54   $12.06     $8.86    $12.96    $20.14
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  3.98%   36.12%  (31.64)%  (22.05)%  (23.75)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                       $8,446  $10,047    $9,361   $18,533   $25,370
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.90%    1.61%     1.40%     1.40%     1.30%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                          (1.10)%  (1.14)%   (1.06)%   (0.87)%   (0.46)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     146.96%  188.00%   144.18%   160.75%   142.42%
---------------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
  Ratio of expenses to average net assets                                     2.39%    2.39%     1.80%     1.61%
---------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                        (1.59)%  (1.92)%   (1.46)%   (1.08)%
---------------------------------------------------------------------------------------------------------------------------

-------------
 *Per share amounts are calculated based on average shares outstanding.

**Seligman, at its discretion, reimbursed expenses for certain periods presented.

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Fund's website is an inactive textual reference and information contained in or otherwise accessible through the Fund's website does not form a part of this Prospectus.


This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.


Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

                                                                     PROSPECTUS
                                                                    May 2, 2005
Seligman
Portfolios, Inc.

Seligman Global Technology Portfolio
Class 2 Shares
              Investing Around the World for Long-Term Capital Appreciation The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

SPGT1 5/2005 C2
         [LOGO]
       managed by
          J&W
  J. & W. SELIGMAN & Co.
      INCORPORATED

    ESTABLISHED 1864

Table of Contents



      THE FUND AND THE PORTFOLIO

            Overview of the Fund.....................................  1

            Investment Objective.....................................  1

            Principal Investment Strategies..........................  1

            Principal Risks..........................................  2

            Portfolio Holdings.......................................  2

            Past Performance.........................................  3

            Fees and Expenses........................................  4

            Management of the Fund...................................  4

      SHAREHOLDER INFORMATION

            Pricing of Fund Shares...................................  8

            How to Purchase and Sell Shares..........................  8

            Shareholder Servicing and Distribution Arrangements......  8

            Frequent Trading of Portfolio Shares.....................  9

            Dividends and Capital Gain Distributions.................  9

            Taxes....................................................  9

            Certain Payments.........................................  9

      Financial Highlights........................................... 10

      For More Information............................. back cover.......

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 9 separate portfolios. This Prospectus contains information about Seligman Global Technology Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

                                  Technology:
The use of science to create new products and services. The in-dustry comprises in-formation technology and communications, as well as medical, environmental and biotechnology.
The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

                     The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

                     The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin.
The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

..  Robust growth prospects
..  High profit margins
..  Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)
..  Quality management and equity ownership by executives
.. Unique competitive advantages (e.g., market share, proprietary products) .. Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of "80%" described in the second paragraph above under this section, "PRINCIPAL INVESTMENT STRATEGIES."

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.


Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.



The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.


The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.



If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares has varied from year to year, as well as how its performance compares to four widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 2 shares for certain periods presented. Absent such reimbursement, returns would have been lower. The investment manager may discontinue this policy at any time.


CLASS 2 ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                                    [CHART]

    2001    2002     2003   2004
  ------   ------   ------  ------
  -22.20%  -31.79%  36.05%   3.83%





             Best quarter return: 30.68% - quarter ended 12/31/01.



            Worst quarter return: -32.03% - quarter ended 9/30/01.


CLASS 2 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04

                                                             SINCE
                                                    ONE    INCEPTION
                                                    YEAR    5/1/00
         --------------------------------------------------------------
         Seligman Global Technology Portfolio       3.83%  (13.56)%
         --------------------------------------------------------------
         MSCI IT Index                              2.62   (18.69)/(1)/
         --------------------------------------------------------------
         MSCI World Index                          15.25     1.52/(1)/
         --------------------------------------------------------------
         Lipper Global Funds Average               13.84    (1.47)/(1)/
         --------------------------------------------------------------
         Lipper Science & Technology Funds Average  3.97   (18.88)/(1)/
         --------------------------------------------------------------

-------------

The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, the Morgan Stanley Capital International World Information Technology Index ("MSCI IT Index") and the Morgan Stanley Capital International World Index ("MSCI World Index") are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages do not reflect sales charges and the MSCI World Index and the MSCI IT Index do not reflect fees and sales charges. The MSCI World Index measures the performance of stocks in 23 developed markets in North America, Europe and the Asia/Pacific Region. The MSCI IT Index is a free float-adjusted market capitalization index designed to measure information technology stocks in the global developed equity market. The MSCI IT Index has been added as a benchmark for this Portfolio because it reflects the market sectors in which the Portfolio invests. The Lipper Global Funds Average measures the performance of mutual funds that invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest at least 65% of total assets in science and technology stocks. Investors cannot invest directly in an average or an index.



/(1)/From April 30, 2000.

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


              ----------------------------------------------------
              Management Fees                                1.00%
              ----------------------------------------------------
              Distribution and/or Service (12b-1) Fees       0.15%
              ----------------------------------------------------
              Other Expenses/(1)/                            1.39%
              ----------------------------------------------------
              Total Annual Portfolio Operating Expenses/(2)/ 2.54%
              ----------------------------------------------------

-------------

/(1)/Seligman has voluntarily undertaken to reimburse "other expenses" (i.e., those expenses other than management and 12b-1 fees) that exceed 0.90% of the Portfolio's average daily net assets.


/(2)/Reflects total annual portfolio operating expenses as they would have been if the expense reimbursement arrangements had not been in effect. The total annual operating expenses for the year ended December 31, 2004, taking into consideration the current reimbursement arrangement, would have been 2.05%. Seligman can terminate this reimbursement arrangement at any time.


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class 2  $257   $791   $1,350   $2,875
                    ---------------------------------------


Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.



Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005 of approximately $8.6 billion.



The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets as follows: 1.00% on first $2 billion; 0.95% on next $2 billion; and 0.90% thereafter. For the year ended December 31, 2004, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets. For the year ended December 31, 2004, Seligman reimbursed expenses of the Portfolio equal to an annual rate of 0.49% of its average daily net assets.


Portfolio Management




The Portfolio is managed by Seligman's Global Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000, is a Managing Director of Seligman, a Vice President of the Fund and Portfolio Manager of the Portfolio. Mr. Parower is also a Vice President of Seligman Global Fund Series, Inc. and a Portfolio Manager of its Global Technology Fund and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.



Paul H. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of its Communication and Information Portfolio since its inception. Mr. Wick has also been Vice President and Portfolio Manager of Seligman Communications and Information Fund since January 1990 and December 1989, respectively. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the technology industry generally.



Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Previously, during 2000, she was Senior Data/Transaction Processing Research Analyst with Credit Suisse First Boston. Ms. Shah is Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, entertainment software, software infrastructure, computer-aided design software and education sectors.



Vishal Saluja, a Managing Director of Seligman, joined Seligman in April 2000. Mr. Saluja provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the medical devices, laboratory test and instrumentation equipment, clinical laboratory services and electronic design automation software industries.

Sangeeth Peruri, a Vice President, Investment Associate of Seligman, joined Seligman in December 2000. Previously, he was an analyst with Morgan Stanley Dean Witter's Technology Investment Banking Group, where he worked on numerous financings, as well as mergers and acquisitions for public and private technology companies. Mr. Peruri provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to the semiconductor sector.





The Fund's Statement of Additional Information provides additional information about the compensation of the individuals listed above (the "Portfolio Team"), other accounts managed by the Portfolio Team and the Portfolio Team's ownership of securities of the Portfolio.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
    INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day.


The NAV of the Portfolio's shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. Because the Portfolio has portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio's holdings may change on days when you may not be able to buy or sell portfolio shares. Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, if Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. These fair value procedures may be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. In the case of foreign securities, since trading in such securities is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Fund's Board of Directors has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.




The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, Inc. ("SAI"), the principal underwriter of the Portfolio's shares. SAI uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of a Contract owner's investment and may cost you more than other types of sales charges.


Frequent Trading of Portfolio Shares


As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. SAI monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a "Sponsoring Entity") with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.



To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio's ability to pursue its investment objective and may reduce the returns of long-term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio's operating costs and decrease such Portfolio's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.


Contract owners or plan participants who purchase shares of a Portfolio that invest in non-US securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


The Portfolio has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2011. Accordingly, no capital gains distributions are expected to be paid to share- holders until net capital gains have been realized in excess of the available capital loss carryforward.


Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Financial Highlights


The table below describes the Portfolio's performance of Class 2 shares for the periods presented. It is intended to help you understand the financial performance of the Portfolio's Class 2 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvest all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners and are not annualized for the periods of less than one year. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.



                                                                                                                   5/1/00**
                                                                                   YEAR ENDED DECEMBER 31,            TO
                                                                            -------------------------------------  12/31/00
                                                                                2004     2003      2002      2001 --------
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $12.00    $8.82    $12.93    $20.14    $30.96
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                                         (0.15)   (0.13)    (0.13)    (0.17)    (0.12)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                       0.51     2.98     (4.31)    (4.06)   (10.01)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on foreign currency transactions     0.10     0.33      0.33     (0.25)     0.11
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.46     3.18     (4.11)    (4.48)   (10.02)
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                                   --       --        --     (2.73)    (0.80)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              --       --        --     (2.73)    (0.80)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $12.46   $12.00     $8.82    $12.93    $20.14
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  3.83%   36.05%  (31.79)%  (22.20)%  (25.99)%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                     $2,210   $2,470    $1,598    $3,219    $3,400
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       2.05%    1.76%     1.55%     1.54%     1.55%+
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                          (1.25)%  (1.29)%   (1.21)%   (1.02)%   (0.84)%+
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     146.96%  188.00%   144.18%   160.75%   142.42%++
----------------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
  Ratio of expenses to average net assets                                     2.54%    2.54%     1.95%     1.75%
----------------------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                        (1.74)%  (2.07)%   (1.61)%   (1.23)%
----------------------------------------------------------------------------------------------------------------------------

-------------
 *Per share amounts are calculated based on average shares outstanding. **Commencement of offering of shares.

***Seligman, at its discretion, reimbursed expenses for certain periods presented.

 +Annualized.
++For the year ended December 31, 2000.

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Fund's website is an inactive textual reference and information contained in or otherwise accessible through the Fund's website does not form a part of this Prospectus.


This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.


Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

                                                                     PROSPECTUS
                                                                    May 2, 2005

Seligman
Portfolios, Inc.

Seligman Smaller-Cap Value Portfolio
Class 1 Shares
              A Value Approach to Seeking Long-Term Capital Appreciation The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

SPSCV1 5/2005 C1
         [LOGO]
       managed by
          J&W
  J. & W. SELIGMAN & Co.
      INCORPORATED

    ESTABLISHED 1864

Table of Contents


            THE FUND AND THE PORTFOLIO

                  Overview of the Fund.......................... 1

                  Investment Objective.......................... 1

                  Principal Investment Strategies............... 1

                  Principal Risks............................... 2

                  Portfolio Holdings............................ 2

                  Past Performance.............................. 3

                  Fees and Expenses............................. 4

                  Management of the Fund........................ 4

            SHAREHOLDER INFORMATION

                  Pricing of Fund Shares........................ 7

                  How to Purchase and Sell Shares............... 7

                  Frequent Trading of Portfolio Shares.......... 7

                  Dividends and Capital Gain Distributions...... 8

                  Taxes......................................... 8

                  Certain Payments.............................. 8

            Financial Highlights................................ 9

            For More Information..................back cover........

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 9 separate portfolios. This Prospectus contains information about Seligman Smaller-Cap Value Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two Classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:
   Value Companies: Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

                     The Portfolio generally invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Portfolio.

                     The Portfolio uses a bottom-up stock selection approach.
                     This
means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

..  A low price-to-earnings and/or low price-to-book ratio
..  Positive change in senior management
..  Positive corporate restructuring
..  Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

In addition to investing in common stock, the Portfolio may also invest in other equity-related securities of domestic issuers. These other securities may include preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of "80%" described in the second paragraph under "Principal Investment Strategies."

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.
The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.


CLASS 1 ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                                    [CHART]

  1999    2000    2001    2002      2003   2004
 ------  ------  ------  ------   ------  ------
 35.26%  33.00%  23.52%  -15.37%  49.94%  19.95%




             Best quarter return: 34.49% - quarter ended 6/30/99.



            Worst quarter return: -19.63% - quarter ended 9/30/02.


CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04

                                                             SINCE
                                              ONE   FIVE   INCEPTION
                                              YEAR  YEARS   5/1/98
        ---------------------------------------------------------------
        Seligman Smaller-Cap Value Portfolio 19.95% 20.12%   16.73%
        ---------------------------------------------------------------
        Russell 2000 Value Index             22.25  17.21     9.78
        ---------------------------------------------------------------
        Lipper Small-Cap Core Funds Average  18.34  10.33     7.59/(1)/
        ---------------------------------------------------------------
        Lipper Small-Cap Value Funds Average 20.86  16.22     9.07/(1)/
        ---------------------------------------------------------------

-------------

The Russell 2000 Value Index, the Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. The Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average measure the performance of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values. As of the date of this Prospectus, Lipper classifies the Portfolio as a Small-Cap Core Fund. Investors cannot invest directly in an average or an index.



/(1)/From April 30, 1998.

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                -----------------------------------------------
                Management Fees                           1.00%
                -----------------------------------------------
                Distribution and/or Service (12b-1) Fees   none
                -----------------------------------------------
                Other Expenses                            0.14%
                -----------------------------------------------
                Total Annual Portfolio Operating Expenses 1.14%
                -----------------------------------------------


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class 1  $116   $362    $628    $1,386
                    ---------------------------------------


Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.



Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005 of approximately $8.6 billion.



The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows: 1.00% on first $500 million; 0.90% on next $500 million; and 0.80% thereafter. For the year ended December 31, 2004, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets.


Portfolio Management


The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director at Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio; and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund.



Mr. Richard S. Rosen, a Managing Director at Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio; and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.



Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.



The Fund's Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of the Portfolio.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
    INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio's shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by a Portfolio are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. Fair value procedures may also be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Frequent Trading of Portfolio Shares


As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. Seligman Advisors, Inc. ("SAI"), the Fund's distributor, monitors daily cash flows into and out of the Portfolios for signs of excessive trading.

Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a "Sponsoring Entity") with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.



To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio's ability to pursue its investment objective and may reduce the returns of long-term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio's operating costs and decrease such Portfolio's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.



Contract owners or plan participants who purchase shares of a Portfolio that invest in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.


Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date, using the NAV of the ex-dividend date.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Financial Highlights


The table below describes the Portfolio's performance of Class 1 shares for the past five years. It is intended to help you understand the financial performance of the Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.



                                                                        YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------
                                                                 2004      2003      2002      2001     2000
------------------------------------------------------------------------------------------------------------
PER SHARE DATA: *
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $16.20    $10.87    $13.04    $10.58    $8.08
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                  0.08     (0.05)    (0.06)    (0.03)   (0.01)
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        3.15      5.48     (1.94)     2.52     2.66
------------------------------------------------------------------------------------------------------------
Total from investment operations                                3.23      5.43     (2.00)     2.49     2.65
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 (0.03)    (0.10)    (0.17)    (0.03)   (0.15)
------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.03)    (0.10)    (0.17)    (0.03)   (0.15)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $19.40    $16.20    $10.87    $13.04   $10.58
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  19.95%    49.94%  (15.37)%    23.52%   33.00%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                      $268,410  $214,525  $103,770  $100,090  $16,495
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.14%     1.16%     1.18%     1.19%    1.00%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets    0.47%   (0.42)%   (0.51)%   (0.29)%  (0.22)%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       45.24%    18.31%    56.74%    29.99%   42.27%
------------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
  Ratio of expenses to average net assets                                                    1.22%    1.45%
------------------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                                       (0.32)%  (0.67)%
------------------------------------------------------------------------------------------------------------

-------------
 *Per share amounts are calculated based on average shares outstanding.

**Seligman, at its discretion, reimbursed expenses for certain periods presented. Effective August 11, 2003, Seligman discontinued this policy.

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Fund's website is an inactive textual reference and information contained in or otherwise accessible through the Fund's website does not form a part of this Prospectus.


This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.


Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221

                                                                     PROSPECTUS
                                                                    May 2, 2005




Seligman
Portfolios, Inc.

Seligman Smaller-Cap Value Portfolio
Class 2 Shares
              A Value Approach to Seeking Long-Term Capital Appreciation The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Portfolio is suitable for you.

SPSCV1 5/2005 C2
         [LOGO]
       managed by
          J&W
  J. & W. SELIGMAN & Co.
      INCORPORATED

    ESTABLISHED 1864

Table of Contents


   THE FUND AND THE PORTFOLIO

         Overview of the Fund.....................................          1

         Investment Objective.....................................          1

         Principal Investment Strategies..........................          1

         Principal Risks..........................................          2

         Portfolio Holdings.......................................          2

         Past Performance.........................................          3

         Fees and Expenses........................................          4

         Management of the Fund...................................          4

   SHAREHOLDER INFORMATION

         Pricing of Fund Shares...................................          7

         How to Purchase and Sell Shares..........................          7

         Shareholder Servicing and Distribution Arrangements......          7

         Frequent Trading of Portfolio Shares.....................          7

         Dividends and Capital Gain Distributions.................          8

         Taxes....................................................          8

         Certain Payments.........................................          8

   Financial Highlights...........................................          9

   For More Information........................................... back cover

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the "Fund") consists of 9 separate portfolios. This Prospectus contains information about Seligman Smaller-Cap Value Portfolio (the "Portfolio").

The Portfolio is offering its shares to separate accounts ("Accounts") of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts"). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund's Board of Directors, the Fund's Portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

Investment Objective

The Portfolio's objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal strategies to seek its objective:

   Value Companies: Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.
The Portfolio generally invests at least 80% of its net assets in the common stock of "value" companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Portfolio.

                    The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company funda-mentals, rather than on a partic-
ular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

..  A low price-to-earnings and/or low price-to-book ratio
..  Positive change in senior management
..  Positive corporate restructuring
..  Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

In addition to investing in common stock, the Portfolio may also invest in other equity-related securities of domestic issuers. These other securities may include preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts ("ADRs"). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio's investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of "80%" described in the second paragraph under "Principal Investment Strategies."

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.

The Portfolio holds a small number of securities.
Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

If the Portfolio invests in ETFs, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance


The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.



Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. The investment manager, at its discretion, reimbursed expenses of Class 2 shares for the period presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, the investment manager discontinued this policy.


CLASS 2 ANNUAL TOTAL RETURNS -- CALENDAR YEARS



                                    [CHART]

      2002     2003     2004
     ------   ------   ------
     -15.52%  49.57%   19.60%





             Best quarter return: 25.58% - quarter ended 6/30/03.


            Worst quarter return: -19.58% - quarter ended 9/30/02.


CLASS 2 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                          SINCE
                                                  ONE   INCEPTION
                                                  YEAR   5/1/01
            --------------------------------------------------------
            Seligman Smaller-Cap Value Portfolio 19.60%   17.93%
            --------------------------------------------------------
            Russell 2000 Value Index             22.25    15.37
            --------------------------------------------------------
            Lipper Small-Cap Core Funds Average  18.34    10.84/(1)/
            --------------------------------------------------------
            Lipper Small-Cap Value Funds Average 20.86    15.17/(1)/
            --------------------------------------------------------

-------------

The Russell 2000 Value Index, the Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages do not reflect any sales charges and the Russell Index does not reflect any fees and sales charges. The Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average measure the performance of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values. As of the date of this Prospectus, Lipper classifies the Portfolio as a Small-Cap Core Fund. Investors cannot invest directly in an average or an index.



/(1)/From May 3, 2001.

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.


ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)


                -----------------------------------------------
                Management Fees                           1.00%
                -----------------------------------------------
                Distribution and/or Service (12b-1) Fees  0.19%
                -----------------------------------------------
                Other Expenses                            0.14%
                -----------------------------------------------
                Total Annual Portfolio Operating Expenses 1.33%
                -----------------------------------------------


EXAMPLE


This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio's operating expenses (including the management fee) remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class 2  $135   $421    $729    $1,601
                    ---------------------------------------


Management of the Fund

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman provides investment management services for the Portfolio, including making purchases and sales of securities for the Portfolio, consistent with the Portfolio's investment objective and strategies, and administers the Portfolio's business and other affairs.



Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $11.6 billion in assets as of March 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2005 of approximately $8.6 billion.



The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows: 1.00% on first $500 million; 0.90% on next $500 million; and 0.80% thereafter. For the year ended December 31, 2004, the Portfolio paid Seligman a management fee equal to an annual rate of 1.00% of its average daily net assets.


Portfolio Management


The Portfolio is managed by Seligman's Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. Mr. Eigen, a Director and Managing Director at Seligman, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio; and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund.



Mr. Richard S. Rosen, a Managing Director at Seligman, is Vice President of the Fund Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio; and Vice President of Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team.



Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.



The Fund's Statement of Additional Information provides additional information about each Portfolio Manager's compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager's ownership of securities of the Portfolio.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. In the event the Manager detects what it believes to be suspicious activity in an account holding shares of a Portfolio, it will, without exception, alert the participating insurance company and request that the insurance company take such action as it deems appropriate under the circumstances. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time), it will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio's shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by a Portfolio are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. Fair value procedures may also be used to determine the value of a security held by the Portfolio in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary week-end and holiday closings) or during which the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund's determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements


Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution ("12b-1") fee of up to 0.25% of average net assets. The Portfolio pays this fee to Seligman Advisors, Inc., ("SAI"), the principal underwriter of the Portfolio's shares. SAI uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of a Contract owner's investment and may cost you more than other types of sales charges.


Frequent Trading of Portfolio Shares


As a matter of policy, the Fund discourages frequent trading of shares of its Portfolios. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to identify frequent trading that may be disruptive to the management of a Portfolio. The Fund does not accommodate requests to frequently trade fund securities in violation of its policies. SAI monitors daily cash flows into and out of the Portfolios for signs of excessive trading. Any activity SAI deems to be suspicious is reported to the appropriate insurance company or retirement or pension plan (each, a "Sponsoring Entity") with a request that the Sponsoring Entity investigate and take measures necessary to curtail any excessive trading by Contract owners or plan participants, as the case may be. However, substantially all shares of the Portfolio are held through omnibus accounts. Thus, SAI cannot generally ascertain the identity of a particular Contract owner or plan participant or whether the same Contract owner or plan participant has placed a particular purchase or sale order. Although SAI will not, under most circumstances, be able to determine whether excessive trading is actually occurring and will have to rely on the Sponsoring Entities to make such a determination and take appropriate action, SAI may still refuse initial or additional purchases of Portfolio shares of any Portfolio by any person for any reason (including if that person is suspected of engaging in excessive trading activity). As a result, Sponsoring Entities (and consequently, Contract owners and plan participants) may be treated differently. There can be no assurances that any Sponsoring Entities will be able to make such a determination and/or prevent or stop frequent trading activity. The ability of a Sponsoring Entity to detect and curtail excessive trading may be limited by operational systems and technological limitations. Also, Contract owners and plan participants seeking to engage in excessive trading may deploy a variety of strategies to avoid detection. In addition, a Sponsoring Entity may purposefully or unwittingly facilitate frequent trading practices, or may not use all means at its disposal to identify or curtail such practices.



To the extent frequent trading strategies are not detected and prevented, Contract owners and plan participants will be subject to the risk that such strategies could negatively impact the performance of a Portfolio and increase the costs ultimately borne by Contract owners and plan participants. If a Sponsoring Entity is unable or unwilling to eliminate excessive trading practices in a Portfolio, these practices may interfere with the efficient management of the Portfolio, hinder the Portfolio's ability to pursue its investment objective and may reduce the returns of long-term Contract owners or plan participants. Additionally, these practices may result in a Portfolio engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Portfolio's operating costs and decrease such Portfolio's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower investment performance during periods of rising markets.



Contract owners or plan participants who purchase shares of a Portfolio that invest in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact such Portfolio.


Dividends and Capital Gain Distributions

Dividends and capital gain distributions from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Certain Payments

Seligman may provide cash payments out of its own resources to financial intermediaries that sell shares of the Portfolio or otherwise provide services to the Portfolio. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Financial Highlights


The table below describes the Portfolio's performance of Class 2 shares for the periods presented. It is intended to help you understand the financial performance of the Portfolio's Class 2 shares. Certain information reflects financial results for a single share of the Class that was held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions. Total return does not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Portfolio's financial statements, is included in the Fund's Annual Report, which is available upon request.



                                                              YEAR ENDED DECEMBER 31,   5/1/01**
                                                            ---------------------------    to
                                                                2004     2003      2002 12/31/01
----------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $16.13   $10.85    $13.04   $10.78
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------------------
  Net investment income (loss)                                 0.05    (0.08)    (0.08)   (0.03)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments       3.11     5.46     (1.94)    2.32
-------------------------------------------------------------------------------------------------
Total from investment operations                               3.16     5.38     (2.02)    2.29
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                (0.03)   (0.10)    (0.17)   (0.03)
-------------------------------------------------------------------------------------------------
Total distributions                                           (0.03)   (0.10)    (0.17)   (0.03)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                               $19.26   $16.13    $10.85   $13.04
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 19.60%   49.57%  (15.52)%   21.23%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                    $34,582  $19,978    $8,554   $5,178
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       1.33%    1.35%     1.37%    1.39%+
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets   0.28%  (0.61)%   (0.70)%  (0.46)%+
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      45.24%   18.31%    56.74%   29.99%++
-------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                                                 1.41%+
-------------------------------------------------------------------------------------------------
  Ratio of net investment loss to average net assets                                    (0.48)%+
-------------------------------------------------------------------------------------------------

-------------
 *Per share amounts are calculated based on average shares outstanding. **Commencement of offering of shares.

***Seligman, at its discretion, reimbursed expenses for the period presented.
   Effective August 11, 2003, Seligman discontinued this policy.

 +Annualized.
++For the year ended December 31, 2001.

For More Information

The following information is available without charge upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Portfolio's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to the Fund's website is an inactive textual reference and information contained in or otherwise accessible through the Fund's website does not form a part of this Prospectus.


This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.


Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-5221

                            SELIGMAN PORTFOLIOS, INC.

                       Statement of Additional Information
                                   May 2, 2005

                                 100 Park Avenue
                            New York, New York 10017

                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2783

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus, dated May 2, 2005, offering Class 1 shares for each of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, three separate Prospectuses, each dated May 2, 2005, also offering Class 1 shares for Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and four separate Prospectuses each dated May 2, 2005, offering Class 2 shares for Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio. Each of the Portfolios named above is referred to as a "Portfolio" and collectively, such Portfolios are referred to as the "Portfolios", each a separate portfolio of Seligman Portfolios, Inc. (the "Fund"). This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Portfolio's Prospectuses in its entirety. It should be read in conjunction with each of the Portfolio's Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished to you without charge if you request a copy of this SAI.

                                Table of Contents


Fund History ..............................................................    2
Description of the Fund and its Investments and Risks .....................    2
Management of the Fund ....................................................   14
Control Persons and Principal Holders of Securities........................   23
Investment Advisory and Other Services ....................................   25
Portfolio Managers ........................................................   32
Brokerage Allocation, Portfolio Transactions and Other Practices ..........   41
Capital Stock and Other Securities ........................................   43
Purchase, Redemption, and Pricing of Shares ...............................   44
Taxation of the Fund ......................................................   46
Underwriters ..............................................................   47
Calculation of Yield and Performance Data..................................   48
Financial Statements ......................................................   50
General Information .......................................................   50
Appendix A ................................................................   51

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund's name was changed to Seligman Portfolios, Inc. on April 15, 1993.

              Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund, which consists of the following nine separate Portfolios:

Seligman Capital Portfolio                          Seligman International Growth Portfolio
Seligman Cash Management Portfolio                  Seligman Investment Grade Fixed Income Portfolio
Seligman Common Stock Portfolio                     Seligman Large-Cap Value Portfolio
Seligman Communications and Information Portfolio   Seligman Smaller-Cap Value Portfolio
Seligman Global Technology Portfolio


Shares in the Fund's Portfolios are only being offered to: (1) separate accounts ("Accounts") established by participating insurance companies to fund benefits of variable annuity and variable life insurance contracts ("Contracts") and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, certain domestic 401(k) plans with plan assets in excess of $300,000,000 or a minimum investment of $20,000,000, and retirement plans with at least 200 employees or a minimum investment of $3,000,000 ("Qualified Plans or Plans"). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies and those accompanying each Portfolio's Prospectus. Qualified Plans may invest in Class 2 shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.


Investment Strategies and Risks

The Prospectuses discuss the investment objectives of each of the Fund's Portfolios and the policies each Portfolio employs to achieve its objectives. The following information regarding the Fund's Portfolios' investment policies supplements the information contained in the Prospectuses.

Convertible Bonds. Each Portfolio, other than Seligman Cash Management Portfolio, may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for a Portfolio, such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and capability of management are considered. In evaluating a convertible security, emphasis is placed on the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case alternative investments would be sought. The Portfolios may invest in debt securities convertible into equity securities rated as low as "CC" by Standard & Poor's Ratings Services ("S&P") or "Ca" by Moody's Investors Service ("Moody's"). Debt securities rated below investment-grade (frequently referred to as "junk bonds") often have speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. A description of credit ratings and risks associated with lower-rated debt securities is set forth in Appendix A to this SAI. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in connection with a Portfolio's investment objective(s).

Derivatives. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in financial instruments commonly known as "derivatives" for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio's investment objective, and the risk associated with the investment. The types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, commodities and commodity contracts, options, rights and warrants and access trades.

Forward Foreign Currency Exchange Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to no more than 75% of a Portfolio's position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. Under extraordinary circumstances, a Portfolio may enter into forward currency contracts in excess of 75% of a Portfolio's position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The potential effect a substantial commitment of a Portfolio's assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities is considered.

Except as set forth above and immediately below, each Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Portfolio will be served.

At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. A Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


Commodities and Commodity Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder.


Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a Portfolio may purchase futures contracts by making a relatively small "margin deposit" and, if such contracts are thereafter sold at a loss, that Portfolio could lose substantially more than the original margin deposit. Although a Portfolio will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Options. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, is permitted to purchase put options, call options, put spreads and collars, call spreads and to sell covered call options (i.e., where the Portfolio owns the underlying security). These instruments are described below.

An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, a Portfolio may have difficulty closing out its position.

Rights and Warrants. Each Portfolio, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in common stock rights and warrants believed to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Portfolio's investment restrictions regarding such securities.


Each Portfolio may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Portfolio's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets of each Portfolio, other than Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by each Portfolio in units or attached to securities may be deemed to have been purchased without cost.


Access Trades. Each Portfolio, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Portfolio bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Portfolio may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by a Portfolio to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Foreign Investment Risk Factors. Each of the Portfolios may invest up to 10% of its total assets in foreign securities (except Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, the Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. It is believed that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio's investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Portfolios' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).


Technology Investment Risk Factors. The value of the Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Other Investment Companies. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended ("1940 Act"), which generally prohibits a Portfolio from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Portfolio's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.


If a Portfolio invests in other investment companies, shareholders would bear not only their proportionate share of the Portfolio's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Depositary Receipts. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts ("ADRs"), which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts ("EDRs") are typically traded in Europe. Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.


Illiquid Securities. Each Portfolio, other than Seligman Cash Management Portfolio, may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Portfolio, other than Seligman Cash Management Portfolio, may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of

Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Money Market Instruments. Each of the Portfolios, other than Seligman Cash Management Portfolio, which intends to invest primarily in the money market instruments described below, may invest a portion of their assets in the following money market instruments.

US Government Obligations. US Government Obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Mortgage Related Securities.

Mortgage Pass-Through Securities. Each Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association ("GNMA") is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation

Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.


Collateralized Mortgage Obligations. Seligman Investment Grade Fixed Income Portfolio may invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called "tranches"). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.


Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Portfolio may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Repurchase Agreements. Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund's Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the investment manager or subadviser, as the case may be. The investment manager or subadviser, as the case may be, has implemented measures to review and monitor the creditworthiness of such institutions. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

When-Issued and Forward Commitment Securities. Seligman Investment Grade Fixed Income Portfolio may purchase securities on a when-issued or forward commitment basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. Although Seligman Investment Grade Fixed Income Portfolio will purchase a security on a when-issued or forward commitment basis only with the intention of actually acquiring the securities, the Portfolios may sell these securities before the purchase settlement date if it is deemed advisable.

At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Portfolio's assets may fluctuate more than otherwise would be the case. For this reason, accounts for each Portfolio will be established with the Fund's custodian consisting of cash and/or liquid high-grade debt securities equal to the amount of each Portfolio's when-issued or forward commitment obligations; these accounts will be valued each day and additional cash and/or liquid high-grade debt securities will be added to an account in the event that the current value of the when-issued or forward commitment obligations increase. When the time comes to pay for when-issued or forward commitment securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities, or from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Portfolio's payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

Short Sales. Each of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

Lending of Portfolio Securities. Other than Seligman Cash Management Portfolio, each of the Portfolios may lend portfolio securities to broker-dealers, banks or other institutional borrowers, provided that securities loaned by each of the Portfolios may not exceed 33 1/3% of the Portfolios' total assets taken at market value. The Portfolios will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund's custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Portfolio an amount equal to any dividends or interest paid on the securities. The lending Portfolio may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Portfolios will generally be short-term. Loans are subject to termination at the option of the lending Portfolio or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending Portfolio may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Portfolio is insufficient to replace the loaned securities. In addition, the lending Portfolio is responsible for any loss that might result from its investment of the borrower's collateral.

Borrowing. Except as noted below, a Portfolio may from time to time, borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Portfolio is generally permitted to borrow from banks in amounts not exceeding one third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which each Portfolio may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Portfolio's assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Portfolio's net investment income in any given period.

Each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio may from time to time borrow money for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Borrowings for the purchase of securities will not exceed 5% of the Portfolio's total assets and will be made at prevailing interest rates.

Except as otherwise specifically noted above, each of the Fund's Portfolios' investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of a majority of a Portfolio's outstanding voting securities.

Fund Policies

Each Portfolio is subject to fundamental policies that place restrictions on certain types of investments. Except as otherwise indicated below, restrictions 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding voting securities; restrictions 9 through 12 may be changed by the Fund's Board of Directors without such a vote. Under these restrictions, none of the Portfolios may:

1. Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

2. Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the Securities and Exchange Commission (the "SEC");

3. Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

4. Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

6. Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

7. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

8. Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that:

          . this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;
          . for the purpose of this limitation, mortgage-related securities do not constitute an industry;
          . Seligman Communications and Information Portfolio will invest at least 65% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes; and
          . Seligman Cash Management Portfolio may invest more than 25% of its gross assets: (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries or (iii) in any combination of (i) and (ii).

9. Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio's net assets.

10. Invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

11. Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations.


12. Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under
Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements, see the separate account prospectuses or disclosure documents of the participating insurance companies.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67% or more of the shares of the Fund or of such Portfolio present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.

The Fund, on behalf of each applicable Portfolio, will provide shareholders of such Portfolio with at least 60 days prior notice of any change in such Portfolio's "80%" investment policy as described in the Prospectus. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

Each Portfolio may, from time to time, take a temporary defensive position in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions, or in anticipation of significant withdrawals. When it is believed that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Portfolio's investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition was one year or less are excluded from the calculation. The portfolio turnover rates for each Portfolio (except Seligman Cash Management Portfolio) for the years ended December 31, 2004 and 2003 were as follows:

                                                              Portfolio Turnover
                                                              ------------------
Portfolio                                                       2004      2003
---------                                                      ------    ------
Seligman Capital Portfolio                                     213.08*%  140.59%
Seligman Common Stock Portfolio                                 42.68*   127.26
Seligman Communications and Information Portfolio              127.69    105.53
Seligman Global Technology Portfolio                           146.96*   188.00
Seligman International Growth Portfolio                        213.83*   285.08
Seligman Investment Grade Fixed Income Portfolio               184.46*   445.98
Seligman Large-Cap Value Portfolio                              15.09     16.60
Seligman Smaller-Cap Value Portfolio                            45.24     18.31



----------
* Portfolio turnover for the year ended December 31, 2004 for the Seligman Capital Portfolio was higher in 2004 than in 2003 due to a portfolio repositioning undertaken in anticipation of a moderate economic recovery. Portfolio turnover for the Seligman Common Stock Portfolio and Seligman International Growth Portfolio was higher in 2003 than in 2004 due to portfolio repositioning undertaken in connection with changes in portfolio management. Portfolio turnover for the Seligman Investment Grade Fixed Income Portfolio and Seligman Global Technology Portfolio was higher in 2003 than in 2004 due to portfolio repositioning which resulted from, among other things, market volatility. Portfolio turnover for the Seligman Smaller-Cap Value Portfolio was higher in 2004 than in 2003 due to a portfolio repositioning undertaken in response to changing economic conditions, as well as certain company-specific issues.


Disclosure of Portfolio Holdings


Each Portfolio's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com(1)). In addition, a Portfolio's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute a Portfolio's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.


In accordance with the policies and procedures approved by the Fund's Board of Directors, a Portfolio's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of a Portfolio's portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and restricts recipients of the information from buying or selling a Portfolio based on such information.
The CCO, who reports directly to the Fund's Board of Directors regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy. To the extent the CCO reports a matter to the Fund's Board of Directors, the Board will take such action as may be consistent with the exercise of the Board's fiduciary duty to the Fund.


In addition, the Fund's policies expressly permit Seligman's employees to release a Portfolio's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether a Portfolio owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio Managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Portfolio or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to a Portfolio's portfolio holdings as necessary in connection with their auditing services. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings.


----------
(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Statement of Additional Information.

Currently, Seligman has entered into ongoing arrangements to disclose a Portfolio's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses a Portfolio's portfolio holdings to State Street Bank and Trust Company ("SSBT"), and JP Morgan Chase Bank in respect of Seligman International Growth Portfolio and Seligman Global Technology Portfolio, in connection with back-office, custodial and/or administrative services provided by SSBT or JP Morgan Chase Bank and the Investor Responsibility Research Center ("IRRC") in connection with proxy voting services provided by IRRC. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of a Portfolio's portfolio holdings pursuant to these arrangements.


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


                                                                                                                          Number of
                                   Term of                                                                               Portfolios
                                 Office and                                                                                in Fund
                                  Length of                                                                                Complex
   Name, (Age), Position(s)         Time             Principal Occupation(s) During Past 5 Years, Directorships           Overseen
          With Fund                Served*                              and Other Information                            by Director
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)           2003 to Date   Chairman, Chief Executive Officer and Director, KeySpan Corporation,          60
Director                                       diversified energy, gas and electric company; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Keyera
                                               Facilities Income Fund, natural gas gathering and processing company;
                                               Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc.,
                                               The Houston Exploration Company, oil and gas exploration, development and production companies; Edison Electric Institute, New York State
                                               Energy Research and Development Authority, Independence Community Bank,
                                               Business Council of New York State, Inc., New York City Partnership and
                                               the Long Island Association, business and civic organizations.

John R. Galvin (75)             1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                  61
Director                                       University; Director or Trustee of each of the investment companies of the Seligman Group of Funds** and Chairman Emeritus, American Council
                                               on Germany. Formerly, Director, Raytheon Co., defense and commercial electronics; and Governor of the Center for Creative Leadership. From
                                               February 1995 until June 1997, he was a Director, USLIFE Corporation, life insurance. From June 1987 to June 1992, he was the Supreme Allied
                                               Commander, NATO and the Commander-in-Chief, United States European
                                               Command.

Alice S. Ilchman (70)           1991 to Date   President Emerita, Sarah Lawrence College; Director or Trustee of each        61
Director                                       of the investment companies of the Seligman Group of Funds**; Director,
                                               Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, the Committee for Economic Development; Governor,
                                               Court of Governors, London School of Economics; and Director, Public
                                               Broadcasting Service (PBS). Formerly, Trustee, Save the Children,
                                               non-profit child-assistance organization; Chairman, The Rockefeller
                                               Foundation, charitable foundation; and Director (from September 1987 until September 1997), New York Telephone Company.

                                                                                                                          Number of
                                   Term of                                                                               Portfolios
                                 Office and                                                                                in Fund
                                  Length of                                                                                Complex
   Name, (Age), Position(s)         Time             Principal Occupation(s) During Past 5 Years, Directorships           Overseen
          With Fund                Served*                              and Other Information                            by Director
------------------------------------------------------------------------------------------------------------------------------------
Frank A. McPherson (72)         1995 to Date   Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee       61
Director                                       Corporation, diversified energy and chemical company; Director or
                                               Trustee of each of the investment companies of the Seligman Group of
                                               Funds**; Director, ConocoPhillips, integrated international oil corporation, Integris Health, owner of various hospitals, Oklahoma
                                               Chapter of the Nature Conservancy, Oklahoma Medical Research
                                               Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public
                                               Schools Foundation and Oklahoma Foundation for Excellence in Education.
                                               Formerly, Director, BOK Financial, bank holding company, Kimberly-Clark
                                               Corporation, consumer products and Director (from 1990 until 1994), the
                                               Federal Reserve System's Kansas City Reserve Bank.

John E. Merow (75)              1988 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, law firm;       61
Director                                       Director or Trustee of each of the investment companies of the Seligman
                                               Group of Funds**; Director, Aleris International, Inc., aluminum and zinc recycler and aluminum rolledproducts, Director Emeritus, the
                                               Municipal Art Society of New York, Executive Committee Member and
                                               Secretary, the U.S. Council for International Business, Trustee, New
                                               York-Presbyterian Hospital; Trustee and Vice Chairman, New
                                               York-Presbyterian Healthcare System, Inc.; and Member of the American
                                               Law Institute and the Council on Foreign Relations.

Betsy S. Michel (62)            1988 to Date   Attorney; Director or Trustee of each of the investment companies of          61
Director                                       the Seligman Group of Funds**; Trustee, The Geraldine R. Dodge
                                               Foundation, charitable foundation. Formerly, Chairman of the Board of
                                               Trustees of St. George's School (Newport, RI) and Trustee, World
                                               Learning, Inc., international educational training.

Leroy C. Richie (63)            2000 to Date   Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,            60
Director                                       library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
                                               Corporation, diversified energy and chemical company and Infinity,
                                               Inc., oil and gas services and exploration; Director and Chairman,
                                               Highland Park Michigan Economic Development Corp. Formerly, Trustee,
                                               New York University Law Center Foundation; Vice Chairman, Detroit
                                               Medical Center; Chairman and Chief Executive Officer, Capital Coating
                                               Technologies, Inc., applied coating technologies; and Vice President and General Counsel (from 1990 until 1997), Automotive Legal Affairs,
                                               Chrysler Corporation.

Robert L. Shafer (72)           1988 to Date   Ambassador and Permanent Observer of the Sovereign and Military Order         61
Director                                       of Malta to the United Nations and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly,
                                               Director (from May 1987 until June 1997), USLIFE Corporation, life insurance and Vice President (from December 1973 until January 1996),
                                               Pfizer Inc., pharmaceuticals.

James N. Whitson (70)           1993 to Date   Retired Executive Vice President and Chief Operating Officer, Sammons         61
Director                                       Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**;
                                               Director, CommScope, Inc., manufacturer of coaxial cable. Formerly,
                                               Director and Consultant, Sammons Enterprises, Inc. and Director,
                                               C-SPAN, cable television networks.

                                                                                                                          Number of
                                   Term of                                                                               Portfolios
                                 Office and                                                                                in Fund
                                  Length of                                                                                Complex
   Name, (Age), Position(s)         Time             Principal Occupation(s) During Past 5 Years, Directorships           Overseen
          With Fund                Served*                              and Other Information                            by Director
------------------------------------------------------------------------------------------------------------------------------------
                                             INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (67)       1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board          61
Director and Chairman of the                   and Director or Trustee of each of the investment companies of the
Board                                          Seligman Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman
                                               Services, Inc. and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; Director, Seligman Data Corp.; and
                                               President and Chief Executive Officer, The Metropolitan Opera
                                               Association. Formerly, Director, Kerr-McGee Corporation, diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (52)            Dir.: 1993    Director and President, J. & W. Seligman & Co. Incorporated; Chief            61
Director, President and Chief      to Date     Executive Officer, President and Director or Trustee of each of the
Executive Officer                Pres.: 1995   investment companies of the Seligman Group of Funds**; Director,
                                   to Date     Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman
                                 CEO.: 2002    Data Corp.; Member of the Board of Governors of the Investment Company
                                   to Date     Institute; and Director (formerly Vice Chairman), ICI Mutual Insurance
                                               Company.

John B. Cunningham (40)         2004 to Date   In addition to his responsibilities with the Fund, he is Managing             N/A
Vice President and Portfolio                   Director and Chief Investment Officer, J. & W. Seligman & Co.
Manager                                        Incorporated; Vice President and Portfolio Manager of Seligman Common
                                               Stock Fund, Inc. and Tri-Continental Corporation, a closed-end investment company, as well as Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Formerly, beginning in 2001,
                                               Managing Director, Senior Portfolio Manager, Salomon Brothers Asset
                                               Management ("SBAM") and Group Head, SBAM's Equity Team. Prior to 2001,
                                               Director, Portfolio Manager of SBAM.

Neil T. Eigen (62)              1998 to Date   In addition to his responsibilities with the Fund, he is Director and         N/A
Vice President and                             Managing Director, J. & W. Seligman & Co. Incorporated; Vice President,
Co-Portfolio Manager                           Seligman Value Fund Series, Inc. and Co-Portfolio Manager of the
                                               Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund.
                                               Mr. Eigen has been head of the Value Team since joining Seligman in
                                               1997.

Richard S. Rosen (46)           2002 to Date   In addition to his responsibilities with the Fund, he is Managing             N/A
Vice President and                             Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman
Co-Portfolio Manager                           Value Fund Series, Inc. and Co-Portfolio Manager of the Seligman
                                               Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund. Mr. Rosen
                                               joined Seligman in 1997 as a member of the Value Team.

Christopher J. Mahony (42)      2002 to Date   In addition to his responsibilities with the Fund, he is Senior Vice          N/A
Vice President and                             President, Investment Officer, J. & W. Seligman & Co. Incorporated
Portfolio Manager                              since April 2001; Vice President and Portfolio Manager of Seligman Cash
                                               Management Fund, Inc. and Seligman Investment Grade Fixed Income Fund,
                                               Inc; Vice President and Co-Portfolio Manager, Seligman Income and
                                               Growth Fund, Inc. and Vice President, Seligman High Income Fund Series
                                               and Portfolio Manager of its Seligman U.S. Government Securities
                                               Series. Formerly, Senior Portfolio Manager, Fort Washington Investment
                                               Advisors, Inc. since 1994.

Richard M. Parower (39)         2002 to Date   In addition to his responsibilities with the Fund, he is Senior Vice          N/A
Vice President and                             President, Investment Officer, J. & W. Seligman & Co. Incorporated;
Portfolio Manager                              Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager
                                               of Seligman Global Technology Fund; and Vice President and Portfolio
                                               Manager of Seligman New Technologies Fund, Inc. and Seligman New
                                               Technologies Fund II, Inc. Formerly, Senior Analyst, Citibank Global
                                               Asset Management covering Global IT Services from June 1998 to April
                                               2000.

                                                                                                                          Number of
                                   Term of                                                                               Portfolios
                                 Office and                                                                                in Fund
                                  Length of                                                                                Complex
   Name, (Age), Position(s)         Time             Principal Occupation(s) During Past 5 Years, Directorships           Overseen
          With Fund                Served*                              and Other Information                            by Director
------------------------------------------------------------------------------------------------------------------------------------
Michael F. McGarry (41)         2004 to Date   In addition to his responsibilities with the Fund, he is Managing             N/A
Vice President and                             Director, J. & W. Seligman & Co. Incorporated; Vice President and
Co-Portfolio Manager                           Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and
                                               Tri-Continental Corporation, a closed-end investment company. He joined
                                               Seligman in August 1990 as an Institutional Portfolio Administrator and
                                               has been a member of the Core Investment Team managing the Funds since
                                               October 2001.

Marion S. Schultheis (59)       1998 to Date   In addition to her responsibilities with the Fund, she is Managing            N/A
Vice President and                             Director, J. & W. Seligman & Co. Incorporated since May 1998 and Vice
Portfolio Manager                              President and Portfolio Manager, Seligman Capital Fund, Inc. and
                                               Seligman Growth Fund, Inc.

Paul H. Wick (42)               1994 to Date   In addition to his responsibilities with the Fund, he is Director and         N/A
Vice President and                             Managing Director, J. & W. Seligman & Co. Incorporated since November
Portfolio Manager                              1997 and January 1995, respectively; Vice President and Portfolio
                                               Manager, Seligman Communications and Information Fund, Inc. He joined
                                               J. & W. Seligman & Co. Incorporated in 1987 as an Associate, Investment
                                               Research.

Eleanor T.M. Hoagland (54)      2004 to Date   Managing Director, J. & W Seligman & Co. Incorporated; Vice President         N/A
Vice President and Chief                       and Chief Compliance Officer for each of the investment companies of
Compliance Officer                             the Seligman Group of Funds**. Formerly, Managing Director, Partner and
                                               Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

Thomas G. Rose (47)             2000 to Date   Chief Financial Officer and Senior Vice President, Finance, and               N/A
Vice President                                 Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President,
                                               Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice
                                               President of each of the investment companies of the Seligman Group of
                                               Funds** and of Seligman Services, Inc. and Seligman International, Inc.
                                               Formerly, Treasurer of each of the investment companies of the Seligman
                                               Group of Funds and of Seligman Data Corp.

Lawrence P. Vogel (48)           V.P.: 1992    Senior Vice President and Treasurer, Investment Companies, J. & W.            N/A
Vice President                     to Date     Seligman & Co. Incorporated; Vice President and Treasurer of each of
and Treasurer                   Treas.: 2000   the investment companies of the Seligman Group of Funds** and
                                   to Date     Treasurer, Seligman Data Corp. Formerly, Senior Vice President,
                                               Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc.,
                                               Seligman International, Inc. and Seligman Data Corp.; Vice President,
                                               Seligman Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (40)             1994 to Date   Director, Managing Director, General Counsel and Corporate Secretary,         N/A
Secretary                                      J. & W. Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate
                                               Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                               International, Inc. and Seligman Data Corp.


----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met nine times during the year ended December 31, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met three times during the year ended December 31, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Fund. The Committee met twice during the year ended December 31, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares

As of December 31, 2004, the Directors beneficially owned shares in the Portfolios and the Seligman Group of Funds as follows:

                                                        Aggregate Dollar Range of Shares
                     Dollar Range of Shares Owned By   Owned by Director in the Seligman
       Name             Director in the Portfolios               Group of Funds
----------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------
Robert B. Catell                                                $50,001-$100,000
John R. Galvin                                                  $50,001-$100,000
Alice S. Ilchman                                                 Over $100,000
Frank A. McPherson                                               Over $100,000
John E. Merow                                                    Over $100,000
Betsy S. Michel                                                  Over $100,000
Leroy C. Richie                                                 $10,001-$50,000
Robert L. Shafer                                                 Over $100,000
James N. Whitson                                                 Over $100,000
----------------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
----------------------------------------------------------------------------------------
William C. Morris                                                Over $100,000
Brian T. Zino                                                    Over $100,000

Compensation


                                                             Pension or          Total Compensation
                                                        Retirement Benefits           from Fund
          Name and             Aggregate Compensation   Accrued as part of        and Fund Complex
     Position with Fund             From Fund (1)          Fund Expenses      Paid to Directors (1)(2)
     ------------------        ----------------------   -------------------   ------------------------
Robert B. Catell, Director             $8,635                   N/A                    $85,500
John R. Galvin, Director                9,681                   N/A                     94,500
Alice S. Ilchman, Director              9.681                   N/A                     94,500
Frank A. McPherson, Director            8,878                   N/A                     88,500
John E. Merow, Director                 9.681                   N/A                     94,500
Betsy S. Michel, Director               9,882                   N/A                     96,000
Leroy C. Richie, Director               9,863                   N/A                     94,500
Robert L. Shafer, Director              9,681                   N/A                     93,000
James N. Whitson, Director              9,279                   N/A                     91,500


----------
(1)  For the year ended December 31, 2004.
(2) At December 31, 2004, the Seligman Group of Funds consisted of twenty-three investment companies.

No compensation is paid by the Fund to Directors or officers who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in the directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.


Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Fund in the amounts of $2,667 and $60,227, respectively, as of December 31, 2004.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan (except Seligman Cash Management Portfolio, which is obligated to purchase shares of the Seligman Group of Funds).

Code of Ethics

Seligman


Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, knows of another's intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions trough a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Wellington Management Company, LLP


The subadviser for the Seligman International Growth Portfolio (the "Subadvised Portfolio"), Wellington Management Company, LLP ("Wellington Management"). Wellington Management has adopted its own Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Subadvised Portfolio. The Fund's Board of Directors reviews the Code of Ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with Wellington Management's Code of Ethics annually.


                                   ----------

A copy of the Code of Ethics of each of Seligman and Wellington Management is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies

Seligman

Seligman, as the Fund's investment manager, will vote the proxies relating to each Portfolio's portfolio holdings other than the Subadvised Portfolio, and Wellington Management, as the subadviser to the Subadvised Portfolio, will vote the proxies relating to the Subadvised Portfolio.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in each of the Portfolio's portfolios in accordance with Seligman's determination of what is in the best interests of the Portfolios' shareholders.

The financial interest of the shareholders of each Portfolio is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Portfolios' shareholders. As a result, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of each Portfolio will be received, processed and voted by Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.


The Committee has been established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of four members including:
Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on the proposals to be acted upon at shareholder meetings and to assist in the tracking, voting and recordkeeping of proxies. This service does not offer voting recommendations.


Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman

Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Portfolios to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4. Seligman votes for stock option plans to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.   Seligman will vote for proposals to effect stock splits.

9.   Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.


Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge upon request by calling toll free (800) 221-7844 in the US or collect (212) 850-1864 outside the US and (ii) on the SEC's website at www.sec.gov.


Wellington Management


The Subadvised Portfolio has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Global Corporate Governance Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Global Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management's personnel analyze all proxies and vote proxies based on its assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated portfolio manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies as a material conflict are reviewed by designated members of the Global Corporate Governance Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Portfolio due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials and/or excessive costs.


Wellington Management Guidelines

Wellington Management established Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. The Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for its clients. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its own merits.


With respect to the composition and role of the board of directors, Wellington Management generally votes to elect directors, repeal classified boards, adopt director and officer indemnification, require board independence, require board committees to be independent, approve directors' fees, approve bonuses for retiring directors and elect supervisory board/corporate assembly. Wellington Management opposes the adoption of director tenure/retirement age and opposes special interest representation to the board. In situations where a Board fails to amend policies supported by a majority of shareholders, Wellington Management will withhold its vote for all Directors on the Board seeking election the following year. Wellington Management will on a case-by-case basis consider voting for minimum stock ownership by directors and requiring a separation of chair and chief executive officer or requiring a lead director.


With respect to the management compensation, Wellington Management will vote to adopt/amend employee stock purchase plans, to eliminate golden parachutes, to expense future stock options, for shareholder approval of all stock option plans, for shareholder approval of future severance agreements covering senior executives and to recommend that senior executives own and hold company stock, not including options and to disclose all executive compensation. Wellington Management will decide on a case-by case basis to adopt/amend stock option plans, bonus plans and approve remuneration policies.

With respect to the reporting of results, Wellington Management will vote to approve financial statements, set dividends and allocate profits, limit non-audit services provided by auditors, ratify selection of auditors, set their fees and elect statutory auditors and shareholder approval of auditors.


With respect to the shareholder voting rights, Wellington Management will vote to redeem or vote on poison pills, adopt anti-greenmail provisions and adopt confidential voting. Wellington Management will vote against adopting cumulative voting, authorizing blank check preferred stock, eliminating rights to call a special meeting, increasing supermajority vote requirements, approving unequal voting rights and removing rights to act by written consent. Wellington Management will consider restoring preemptive rights and approving binding shareholder proposals on a case-by-case basis.


With respect to capital structure, Wellington Management will vote for the opt out of state takeover statutes, to authorize share repurchase, to authorize trade in company stock, to approve stock splits, to approve recapitalizations and restructurings and issuance of stock without pre-emptive rights and to issue debt instruments. Wellington Management opposes the consideration of non-financial effects of mergers. Wellington Management will treat increases in authorized common stock, approval of merger or acquisition, and approval of technical amendments to charter on a case-by-case basis.

With respect to social issues, Wellington Management will vote to disclose political and PAC gifts. Wellington Management will consider the following issues on a case-by case basis: endorsement of the Ceres Principles, requiring adoption of international labor organization's and fair labor principles and reporting on suitability.

Wellington Management will abstain from voting on other business and will approve reincorporation and third party transactions on a case-by-case basis.


               Control Persons and Principal Holders of Securities

Control Persons


As of April 15, 2005, there was no person or persons who controlled any Portfolio, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 15, 2005, the following shareholders were known by the Fund to own of record more than 5% of the outstanding shares of a class of a Portfolio:



          Portfolio and Class                   Shareholder Name and Address          Percent of Class
--------------------------------------   ------------------------------------------   ----------------
Capital Portfolio-Class 1                Canada Life Insurance Company of America          96.24%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Capital Portfolio-Class 2                Kansas City Life Insurance Company                75.96%
                                         P.O. Box 219139
                                         Kansas City, MO 64121

Capital Portfolio-Class 2                People's Benefit Life Insurance Co.,              24.04%
                                         4333 Edgewood Rd., N.E.
                                         Cedar Rapids, IA 52499

Cash Management Portfolio-Class 1        Canada Life Insurance Company of America          98.97%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

          Portfolio and Class                   Shareholder Name and Address          Percent of Class
--------------------------------------   ------------------------------------------   ----------------
Common Stock Portfolio-Class 1           Canada Life Insurance Company of America          94.01%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Common Stock Portfolio-Class 1           Canada Life Insurance Company of New York          5.99%
                                         410 Saw Mill River Road
                                         Ardsley, NY 10502

Communications and Information           Canada Life Insurance Company of America          96.49%
Portfolio-Class 1                        6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Communications and Information           Jefferson National Life Insurance                 32.64%
Portfolio-Class 2                        9920 Corporate Campus Drive
                                         Suite 1000
                                         Louisville, KY 40223

Communications and Information           Kansas City Life Insurance Company                37.65%
Portfolio-Class 2                        P.O. Box 219139
                                         Kansas City, MO 64111

Communications and Information           First Variable Life Insurance                     16.16%
Portfolio-Class 2                        P.O. Box 830765
                                         Birmingham, AL 35283-0765

Communications and Information           The Union Central Life Insurance Company          11.55%
Portfolio-Class 2                        1876 Waycross Road
                                         Cincinnati, OH 45240

Global Technology Portfolio-Class 1      Canada Life Assurance Co.                         49.75%
                                         Securities Accounting
                                         330 University Ave., FL SP-12
                                         Toronto, Ontario MG5 1R8

Global Technology Portfolio-Class 1      Allianz Life                                      50.25%
                                         5701 Golden Hills Dr.
                                         P.O. Box 1117 Minneapolis, MN 55440

Global Technology Portfolio-Class 2      Jefferson National Life Insurance                 85.76%
                                         9920 Corporate Campus Drive
                                         Suite 1000
                                         Louisville, KY 40223

Global Technology Portfolio-Class 2      Canada Life Assurance Co.                          5.54%
                                         Securities Accounting
                                         330 University Ave., FL SP-12
                                         Toronto, Ontario MG5 1R8

Global Technology Portfolio-Class 2      People's Benefit Life Insurance Co.,               8.70%
                                         4333 Edgewood Rd., N.E.
                                         Cedar Rapids, IA 52499

International Growth Portfolio-Class 1   Canada Life Insurance Company of America          95.10%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Investment Grade Fixed Income            Canada Life Insurance Company of America          86.43%
Portfolio-Class 1                        6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Investment Grade Fixed Income            Canada Life Insurance Company of New York         13.57%
Portfolio-Class 1                        410 Saw Mill River Road
                                         Ardsley, NY 10502

          Portfolio and Class                   Shareholder Name and Address          Percent of Class
--------------------------------------   ------------------------------------------   ----------------
Large-Cap Value Portfolio-Class 1        Canada Life Insurance Company of America          95.94%
                                         6201 Powers Ferry Road, NW
                                         Atlanta, GA 30339

Smaller-Cap Value Portfolio-Class 1      Allianz Life                                      84.53%
                                         5701 Golden Hills Dr.
                                         P.O. Box 1117 Minneapolis, MN 55440

Smaller-Cap Value Portfolio-Class 1      Merrill Lynch Insurance Group Services            12.67%
                                         4804 Deer Lake Dr. E., Bldg. 3 - 4th Floor
                                         Jacksonville, FL 32246

Smaller-Cap Value Portfolio-Class 2      The Union Central Life Insurance Company          71.59%
                                         1876 Waycross Road
                                         Cincinnati, OH 45240

Smaller-Cap Value Portfolio-Class 2      Kansas City Life Insurance Company                 7.90%
                                         P.O. Box 219139
                                         Kansas City, MO 64121

Smaller-Cap Value Portfolio-Class 2      Canada Life Assurance Co.                         15.98%
                                         Securities Accounting
                                         330 University Ave., FL SP-12
                                         Toronto, Ontario MG5 1R8


Management Ownership


As of April 15, 2005, the directors or officers did not own any Class 1 or Class 2 shares of any Portfolio.


                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Board of Directors of the Fund, Seligman is responsible for the investment of the assets of each Portfolio of the Fund, with the assistance of Wellington Management in respect of the Subadvised Portfolio and administers its business and other affairs pursuant to management agreements in accordance with the 1940 Act, as amended. Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." Other than the subadvisory agreement with Wellington Management (which is discussed below), there are no other management-related service contracts under which services are provided to the Portfolios of the Fund. No person or persons, other than the directors, officers or employees of Seligman, or the Fund, regularly advise the Fund with respect to the Portfolios' investments or investments by Wellington Management as discussed below.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund, Seligman and Wellington Management are provided under their principal business occupations.

Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets. For the year ended December 31, 2004, the percentages were as follows:

                                                            Management Fee Rate
Portfolio                                           (as a % of average daily net assets)
---------                                           ------------------------------------
Seligman Capital Portfolio                                          .40%
Seligman Cash Management Portfolio                                  .40%
Seligman Common Stock Portfolio                                     .40%
Seligman Communications and Information Portfolio                   .75%
Seligman Global Technology Portfolio                     1.00% on first $2 billion;
                                                          .95% on next $2 billion;
                                                              .90% thereafter

Seligman International Growth Portfolio                 1.00% on first $50 million;
                                                          .95% on next $1 billion;
                                                              .90% thereafter

Seligman Investment Grade Fixed Income Portfolio                    .40%
Seligman Large-Cap Value Portfolio                      .80% on first $500 million;
                                                         .70% on next $500 million;
                                                              .60% thereafter

Seligman Smaller-Cap Value Portfolio                    1.00% on first $500 million;
                                                         .90% on next $500 million;
                                                              .80% thereafter


The following table indicates the management fees paid and the amount of expense reimbursements by Seligman for the years ended December 31, 2004, 2003 and 2002:



                                        2004                        2003                          2002
                            --------------------------   --------------------------   --------------------------
                                                                                                       Waiver/
Portfolio                      Fee       Reimbursement      Fee       Reimbursement      Fee       Reimbursement
---------                   ----------   -------------   ----------   -------------   ----------   -------------
Seligman Capital
   Portfolio                $   64,685     $    --       $   58,817     $ 19,733      $   81,162      $ 1,355
Seligman Cash Management
   Portfolio                    10,300      11,294           24,635        7,693          37,664           --
Seligman Common Stock
   Portfolio                    44,995          --           47,171           --          74,068           --
Seligman Communications
   and Information
   Portfolio                   529,975          --          491,247           --         666,520           --

Seligman Global

Technology Portfolio           109,434      53,553          113,764       89,270         159,972       64,791
Seligman International
   Growth Portfolio             36,126      75,080           31,442       56,665          40,978       22,917
Seligman Investment
Grade Fixed Income
   Portfolio                    18,463      12,162           34,762        5,213          31,809           --
Seligman Large-Cap Value
   Portfolio                    43,002          --           36,847        5,055          50,933           --
Seligman Smaller-Cap
Value Portfolio              2,863,262          --        1,617,110           --       1,283,723           --





Effective August 11, 2003, Seligman has undertaken to reimburse "other expenses", (i.e., those expenses other than management and 12b-1 fees) of the Portfolios as indicated below:

                                                Current Expense Cap*               Previous Expense Cap
                                          (% per annum of the Portfolio's    (% per annum of the Portfolio's
           Name of Portfolio                 average daily net assets)          average daily net assets)
---------------------------------------   -------------------------------    -------------------------------
Seligman Capital Portfolio                              None                               0.40%
Seligman Cash Management Portfolio                      0.30%                              0.30
Seligman Common Stock Portfolio                         None                               0.40
Seligman Communications and Information
   Portfolio                                            None                               0.40

Seligman Global Technology Portfolio                    0.90                               0.40
Seligman International Growth Portfolio                 1.00                               0.40
Seligman Investment Grade Fixed Income
   Portfolio                                            0.45                               0.45
Seligman Large-Cap Value Portfolio                      None                               0.40
Seligman Smaller-Cap Value Portfolio                    None                               0.20


----------
* Management fees and 12b-1 fees continue to be excluded for purposes of applying the expense cap.

Under the management agreements with respect to the Portfolios, other than the Subadvised Portfolio (the "Portfolios Management Agreements"), as well as the management agreement with respect to the Subadvised Portfolio (the "New Management Agreement" together with the Portfolios Management Agreements, are collectively referred to as the "Management Agreements") and subject to the control of the Board of Directors, Seligman manages each of the Portfolios of the Fund and administers the Fund's business and other affairs. Under the Portfolios Management Agreements, Seligman is responsible for making purchases and sales of portfolio securities and determining how voting and other rights with respect to portfolio securities shall be exercised, subject in each case to the Prospectuses and the requirements of the 1940 Act and other applicable law. In connection with the performance of its duties under the Management Agreements, Seligman provides such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and such executive and other personnel as shall be necessary for the operations of the Fund's Portfolios. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund.

Under the New Management Agreement, Seligman, subject to the control of the Board of Directors, manages the affairs of the Subadvised Portfolio and provides the services described in such agreement on the terms set forth therein. The New Management Agreement provides that Seligman will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Portfolio with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Portfolio, making purchases and sales of securities on behalf of the Subadvised Portfolio and determining how voting and other rights with respect to securities of the Subadvised Portfolio shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to the Subadvised Portfolio, they shall be provided by Seligman or by such other firm as may be selected by the Subadvised Portfolio and approved in accordance with applicable requirements. The New Management Agreement recognizes that Seligman also acts as the manager of all of the investment companies in the Seligman Group.


Prior to March 31, 2000, Henderson Investment Management Limited or its affiliates also provided certain subadvisory services to Seligman International Growth Portfolio and Seligman Global Technology Portfolio.


The Management Agreements provide that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing their duties under the Management Agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Management Agreements.

The Fund pays all its expenses other than those assumed by Seligman, including shareholder servicing and distribution ("12b-1") fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal securities laws, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Portfolios in a manner determined by the Directors to be fair and equitable.

The Management Agreement with respect to Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio was approved by the Board of Directors on September 30, 1988 and by shareholders at a Special Meeting held on December 16, 1988. The Management Agreement with respect to Seligman Communications and Information Portfolio was approved by the Board of Directors on July 21, 1994. The Management Agreement with respect to Seligman Global Technology Portfolio was approved by the Board of Directors on March 21, 1996. The Management Agreement with respect to Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio was approved by the Board of Directors on March 19, 1998 and by the sole shareholder of each Portfolio on April 30, 1998. The New Management Agreement with respect to Seligman International Growth Portfolio was approved by the Board of Directors on December 5, 2003 and by shareholders at a Special Meeting held on December 4, 2003. The Management Agreements will continue in effect until December 31 of each year, with respect to each Portfolio if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Portfolios and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Management Agreements may be terminated at any time with respect to any or all Portfolios, by the Fund, without penalty, on 60 days written notice to Seligman. Seligman may terminate the Management Agreements at any time upon 60 days written notice to the Fund. The Management Agreements will terminate automatically in the event of their assignment. The Fund has agreed to change its name upon termination of the Management Agreements if continued use of the name would cause confusion in the context of Seligman's business.

Subadvisory Arrangements

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Portfolio. Seligman manages the Subadvised Portfolio and Wellington Management is subject to Seligman's supervision. The arrangements were initially approved by the Board of Directors of the Fund in respect of the Subadvised Portfolio on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of the Subadvised Portfolio at a Special Meeting of Shareholders held on December 4, 2003.

At the September 4, 2003 meeting, the Board of Directors approved the New Management Agreement as well as a new subadvisory agreement (the "Subadvisory Agreement"), in respect of the Subadvised Portfolio, between Seligman and Wellington Management. The new management and subadvisory agreements became effective on December 5, 2003. Between September 15, 2003 and December 5, 2003, the Subadvised Portfolio were managed pursuant to interim agreements in accordance with the 1940 Act, as amended, that were substantially similar to the agreements approved at the Special Meeting of shareholders held on December 4, 2003.

The fees payable by the Subadvised Portfolio did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by Seligman (not by the Subadvised Portfolio), and the fees payable by the Subadvised Portfolio to Seligman were unchanged, except that in connection with the engagement of Wellington Management, Seligman agreed to lower the breakpoints in its fee schedules for the Subadvised Portfolio.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to the Subadvised Portfolio. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of the Subadvised Portfolio.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Subadvised Portfolio set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes Seligman and the Subadvised Portfolio with such investment advice, research and assistance as Seligman or the Subadvised Portfolio shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of the Subadvised Portfolio: (i) to participate in the development of the Subadvised Portfolio's overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Portfolio with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers;
(v) to cause the execution of trades, including foreign exchange dealings; and
(vi) unless otherwise agreed to by Seligman, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management's responsibilities extend to the Subadvised Portfolio's assets. Under the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Fund, the Subadvised Portfolio, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of the Subadvised Portfolio.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of the Subadvised Portfolio, each month a fee calculated on each day during such month at the annual rates set forth below:


                                               Subadvisory Fee
                                            as a Percentage of
Subadvised Portfolio                      Average Daily Net Assets
---------------------------------------   -------------------------
Seligman International Growth Portfolio
     - up to $50 million                            0.45%
     - over $50 million                             0.40%



This fee is paid by Seligman and does not affect the fee paid by the Subadvised Portfolio to Seligman pursuant to the New Management Agreement. In addition, Wellington Management has agreed to limit the subadvisory fees payable to it by Seligman for a period of two years from September 15, 2003 to 50% of the aggregate contractual management fee earned by Seligman in respect of the Subadvised Portfolio, and certain series of Seligman Global Fund Series, Inc.


Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of the Subadvised Portfolio's investments.

Termination. The Subadvisory Agreement will continue in effect until December 31, 2004 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to the Subadvised Portfolio, without payment of penalty, by the Fund on 60 days' written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Portfolio, as defined by the 1940 Act. The Subadvisory Agreement also provides that, after December 31, 2006 (the "Commitment Date"), it may also be terminated, with respect to a Subadvised Fund, by Wellington Management or Seligman at any time upon not less than 60 days' written notice to the other and to the Series. The New Subadvisory Agreement will automatically terminate in the event of its assignment in respect of the Subadvised Portfolio, and upon termination of the New Management Agreement in respect of the Subadvised Portfolio. The New Subadvisory Agreement also provides that if it terminates with respect to the Subadvised Portfolio before the Commitment Date as a result of its assignment or termination of the New Management Agreement, Wellington Management will, if requested by the Directors and Seligman, will make its advisory services available to the Subadvised Portfolio and Seligman on terms no less favorable to the Subadvised Portfolio and Seligman than provided in the New Subadvisory Agreement. Notwithstanding the foregoing, Wellington Management may terminate the New Subadvisory Agreement prior to the Commitment Date or thereafter, for cause, on 60 days' written notice to the Series and the Manager.

Consideration of the Management and Subadvisory Agreements

At the November 17 and 18, 2004 Board of Directors meeting, the Board unanimously approved the continuance of each of the Management Agreements and the Subadvisory Agreement (collectively, the "Advisory Agreements"). In preparation for the meeting, the Board requested and reviewed a wide variety of materials from Seligman and Wellington Management, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Advisory Agreements, the Board considered many factors, including, but not limited to: (1) comparative performance information for each of the Portfolios versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman and Wellington Management; (3) payments received by Seligman from all sources involving each of the Portfolios and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to each of the Portfolios and to all other Seligman investment companies, as well as certain financial data with respect to Wellington Management; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's and Wellington Management's policies and practices regarding allocation of portfolio transactions and soft dollar transactions; (7) portfolio turnover of each of the Portfolios compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman, its affiliates, and Wellington Management receive from managing the Portfolios. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangement between each Portfolio and Seligman and Wellington Management, as reflected in the applicable Advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

Portfolio Performance. The Board of Directors considered the performance of each of the Portfolios as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. In addition to the information received by the Directors in connection with the November 17 and 18, 2004 Board of Directors meeting, the Board receives detailed information related to performance of each of the Portfolios at each Board meeting during the year.

Expenses of the Fund's Portfolios. The Board also considered the management fee rates paid by each of the Portfolios to Seligman and the other expenses of the Portfolios, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics. In respect of the Subadvisory Agreement, the Directors recognize that Seligman, and not the Subadivsed Portfolio, would pay any fees paid under such Subadvisory Agreement.

Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The Directors also reviewed certain financial data with respect to Wellington Management. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Principal Underwriter

Seligman Advisors, Inc., an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts a general distributor of the shares of the Portfolios and of each of the mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Pursuant to Management Agreements between the Fund and Seligman in respect of the Portfolios and subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund's Portfolios, including making purchases and sales of portfolio securities consistent with each Portfolio's investment objectives and policies, and administers the Fund's business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors and/or officers of the Fund who are employees or consultants of Seligman, except as otherwise provided by Wellington Management.

Service Agreements

Other than the Subadvisory Agreement with Wellington Management, there are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, or Wellington Management, regularly advise the Fund's Portfolios or Subadvised Portfolio, as the case may be, with respect to their investments.

Rule 12b-1 Plan

Each Portfolio has adopted a Shareholder Servicing and Distribution Plan ("12b-1 Plan") with respect to each Portfolio's Class 2 shares in accordance with
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Portfolio, with respect to Class 2 shares, is authorized to pay monthly to Seligman Advisors, an annual shareholder servicing and distribution fee of up to 0.25% of the average daily net assets attributable to Class 2 shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares including, but not limited to, (1) the printing and delivering of prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to the Portfolios to current Contract owners, (2) providing facilities to answer questions from current Contract owners about the Portfolios, (3) receiving and answering correspondence, (4) providing information to Seligman and to Contract owners with respect to shares of the Portfolios attributable to Contract owner Accounts, (5) complying with federal and state securities laws pertaining to the sale of shares of the Portfolios,
(6) assisting Contract owners in completing application forms and selecting dividend and other Account options, and (7) other distribution related services. Additionally, Seligman Advisors may also use this fee to make payments to administrators or their affiliates for similar services provided to Qualified Plans and their beneficiaries. Because these 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in the Portfolio and may cost shareholders more than other types of charges related to an investment. The participating insurance companies will also provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to owners. No fees payable pursuant to the

Rule 12b-1 Plan are retained by Seligman Advisors. The total amounts paid by the Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio to Seligman Advisors in respect of Class 2 shares for the year ended December 31, 2004 and such amounts stated as a percentage of the Portfolios' Class 2 shares' average daily net assets, are as follows:


                                                                        % of Average Net
Portfolio*                                           Total Fees Paid          Assets
----------                                           ---------------    ----------------
Seligman Capital Portfolio                                $12,323             0.25%
Seligman Communications and Information Portfolio
                                                           29,212             0.25%
Seligman Global Technology Portfolio                        3,249             0.15%
Seligman Smaller-Cap Value Portfolio                       50,082             0.19%



----------
* There were no Class 2 shares issued or outstanding during the year ended December 31, 2004 with respect to the other Portfolios of the Fund.


Seligman, in its sole discretion, may also make similar payments to Seligman Advisors, participating insurance companies or Plan administrators from its own resources, which may include the management fee that Seligman receives from the Portfolios. Payments made by the Portfolios under the 12b-1 Plan are intended to be used to encourage sales of Class 2 shares to Contract owners, as well as to discourage redemptions and/or exchanges.

Fees paid by each Portfolio under the 12b-1 Plan in respect of Class 2 shares may not be used to pay expenses incurred solely in respect of Class 1 shares or any other Seligman mutual fund.

The amounts expended by Seligman Advisors in any one year with respect to Class 2 shares of a Portfolio may exceed the 12b-1 fees paid by the Portfolio in that year. Each Portfolio's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class 2 shares in one fiscal year to be paid from Class 2 12b-1 fees in any other fiscal year; however, in any fiscal year the Portfolios are not obligated to pay any 12b-1 fees in excess of those described above.

The 12b-1 Plan was approved with respect to the Class 2 shares of each Portfolio on March 16, 2000 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan ("Qualified Directors"). The 12b-1 Plan will continue in effect until December 31 of each year, so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Seligman Advisors without the approval of a majority of the outstanding voting securities of the relevant class. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plans will be reviewed by the Directors annually.


                               Portfolio Managers

Other Accounts Managed by Portfolio Managers, and Compensation. Set forth below, by Portfolio, for each portfolio manager is: (i) a Table A which identifies the number of accounts managed (other than the Portfolio managed by the particular portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts; (ii) a separate Table B, as applicable, which identifies only those accounts that have an advisory fee based on the performance of the account; and (iii) an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Unless noted otherwise, all information is provided as of December 31, 2004.

In respect of compensation to Seligman's portfolio managers, unless noted otherwise below, discretionary bonuses for the individuals noted below are subjective and based on numerous qualitative and quantitative factors. The factors, which have no particular weightings and may apply differently from person to person may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team; and the portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Seligman Capital Portfolio:

Table A



------------------------------------------------------------------------------------------------
                       Registered Investment   Other Pooled Investment
  Portfolio Manager         Companies                 Vehicles               Other Accounts
------------------------------------------------------------------------------------------------
Marion S. Schultheis   4 Registered            1 Pooled Investment       44 Other Accounts with
                       Investment Companies    Vehicle with              approximately $227
                       with approximately      approximately $5.943      million in total assets
                       $1.133 billion in       million in total assets   under management.
                       total assets under      under management.
                       management.
------------------------------------------------------------------------------------------------



Compensation:

As compensation for her responsibilities, Ms. Schultheis received a base salary and discretionary bonus for the year ended December 31, 2004. A portion of the discretionary bonus is allocated from a bonus pool which is based upon (i) the annual revenues generated from the assets under management for the portfolio manager's investment team and (ii) the weighted-average pre-tax investment performance of such assets in the following categories versus corresponding benchmarks over a rolling three-year period as follows:

     .    Seligman's proprietary      -    Lipper Multi-Cap Growth Average
          mid-cap growth mutual
          funds (including Seligman
          Capital Portfolio)
     .    Seligman's proprietary      -    Lipper Large-Cap Growth Average
          large-cap growth mutual
          funds
     .    All other mid-cap growth    -    Callan Mid-Cap Growth Universe
          accounts
     .    All other large-cap         -    Callan Large-Cap Growth Universe
          growth accounts

Seligman Common Stock Portfolio:

Table A



------------------------------------------------------------------------------------------------
                       Registered Investment   Other Pooled Investment
  Portfolio Manager          Companies                 Vehicles              Other Accounts
------------------------------------------------------------------------------------------------
John B. Cunningham     4 Registered            0 Pooled Investment       7 Other Accounts with
                       Investment Companies    Vehicles with $0 in       approximately $1.375
                       with approximately      total assets under        million in total assets
                       $2.927 billion in       management.               under management.
                       total assets under
                       management.
------------------------------------------------------------------------------------------------
Michael F. McGarry     2 Registered            0 Pooled Investment       3 Other Accounts with
                       Investment Companies    Vehicles with $0 in       approximately $270,000
                       with approximately      total assets under        in total assets under
                       $2.812 billion in       management.               management.
                       total assets under
                       management.
------------------------------------------------------------------------------------------------



Compensation:

As compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of the Manager, Mr. Cunningham received a base salary and fixed bonus for the year ended December 31, 2004. For 2005, in addition to a base salary and minimum bonus, Mr. Cunningham is entitled to (i) a performance bonus based on the weighted average pre-tax performance of three other investment companies for which Mr.

Cunningham serves as portfolio manager as compared to the funds constituting the Lipper Large-Cap Core Index (or an otherwise agreed upon appropriate group of funds) for 2005 and (ii) a potential discretionary bonus.

Mr. McGarry received a base salary and discretionary bonus for the year ended December 31, 2004.

Seligman Communications and Information Portfolio:

Table A



---------------------------------------------------------------------------------------------------
                        Registered Investment    Other Pooled Investment
  Portfolio Manager           Companies                  Vehicles               Other Accounts
---------------------------------------------------------------------------------------------------
Paul H. Wick           3 Registered              6 Pooled Investment       3 Other Accounts with
                       Investment Companies      Vehicles with             approximately $2.4
                       with approximately        approximately $449        million in total assets
                       $4.395 billion in         million in assets under   under management.
                       total assets under        management.
                       management.
---------------------------------------------------------------------------------------------------
Richard M. Parower     5 Registered              9 Pooled Investment       3 Other Accounts with
                       Investment Companies      Vehicles with             approximately $409,000
                       with approximately        approximately $500        in total assets under
                       $4.535 billion in         million in assets under   management.
                       total assets under        management.
                       management.
---------------------------------------------------------------------------------------------------
Reema D. Shah          5 Registered              9 Pooled Investment       4 Other Accounts with
                       Investment Companies      Vehicles with             approximately $220,000
                       with approximately        approximately $500        in total assets under
                       $4.535 billion in         million in assets under   management.
                       total assets under        management.
                       management.
---------------------------------------------------------------------------------------------------
Vishal Saluja          3 Registered              6 Pooled Investment       3 Other Accounts with
                       Investment Companies      Vehicles with             approximately $546,000
                       with approximately        approximately $449        in total assets under
                       $4.395 billion in         million in assets under   management.
                       total assets under        management.
                       management.
---------------------------------------------------------------------------------------------------
Ajay Diwan             3 Registered              6 Pooled Investment       3 Other Accounts with
                       Investment Companies      Vehicles with             approximately $249,000
                       with approximately        approximately $317        in total assets under
                       $4.071 billion in         million in assets under   management.
                       total assets under        management.
                       management.
---------------------------------------------------------------------------------------------------



Seligman Communications and Information Portfolio:

Table B



---------------------------------------------------------------------------------------------------
                        Registered Investment    Other Pooled Investment
  Portfolio Manager           Companies                  Vehicles               Other Accounts
---------------------------------------------------------------------------------------------------
Paul H. Wick           0 Registered Investment   3 Pooled Investment       0 Other Accounts with $0
                       Companies with $0 in      Vehicles with             in assets under
                       assets under management.  approximately  $317.8     management.
                                                 million in assets under
                                                 management.
---------------------------------------------------------------------------------------------------
Richard M. Parower     1 Registered Investment   5 Pooled Investment       0 Other Accounts with $0
                       Company with              Vehicles with             in assets under
                       approximately $92.7       approximately  $360       management.
                       million in assets under   million in assets under
                       management.               management.
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                       Registered Investment    Other Pooled Investment
  Portfolio Manager          Companies                  Vehicles               Other Accounts
--------------------------------------------------------------------------------------------------
Reema D. Shah         1 Registered Investment   5 Pooled Investment       0 Other Accounts with $0
                      Company with              Vehicles with             in assets under
                      approximately $92.7       approximately  $360       management.
                      million in assets under   million in assets under
                      management.               management.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Ajay Diwan            1 Registered Investment   5 Pooled Investment       0 Other Accounts with $0
                      Company with              Vehicles with             in assets under
                      approximately $92.7       approximately  $360       management.
                      million in assets under   million in assets under
                      management.               management.
--------------------------------------------------------------------------------------------------



Compensation:

As compensation for their responsibilities, each of Messrs. Wick, Parower, Saluja and Diwan, and Ms. Shah received a base salary and discretionary bonus for the year ended December 31, 2004. For purposes of this discussion, each of the above-named individuals is referred to as a "portfolio manager". A portion of the discretionary bonuses is allocated from a bonus pool which is based upon
(i) the annual revenues generated from the Seligman funds and institutional accounts under management for the portfolio managers' investment team (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) and the weighted-average pre-tax investment performance of such funds and accounts versus the investment results of a group of competitor funds over a rolling three-year period (ending November
30th), and (ii) a portion of the management and performance fees generated for Seligman's privately offered hedge funds.

Seligman Global Technology Portfolio:

Table A



--------------------------------------------------------------------------------------------------
                       Registered Investment    Other Pooled Investment
  Portfolio Manager          Companies                  Vehicles               Other Accounts
--------------------------------------------------------------------------------------------------
Richard M. Parower    5 Registered Investment   9 Pooled Investment       3 Other Accounts with
                      Companies with            Vehicles with             approximately $409,000
                      approximately $4.595      approximately $500        in total assets under
                      billion in total assets   million in assets under   management.
                      under management.         management.
--------------------------------------------------------------------------------------------------
Paul H. Wick          3 Registered Investment   6 Pooled Investment       3 Other Accounts with
                      Companies with            Vehicles with             approximately $2.4
                      approximately $4.455      approximately $449        million in total assets
                      billion in total assets   million in assets under   under management.
                      under management.         management.
--------------------------------------------------------------------------------------------------
Reema D. Shah         5 Registered Investment   9 Pooled Investment       4 Other Accounts with
                      Companies with            Vehicles with             approximately $220,000
                      approximately $4.595      approximately $500        in total assets under
                      billion in total assets   million in assets under   management.
                      under management.         management.
--------------------------------------------------------------------------------------------------
Vishal Saluja         3 Registered Investment   6 Pooled Investment       3 Other Accounts with
                      Companies with            Vehicles with             approximately $546,000
                      approximately $4.455      approximately $449        in total assets under
                      billion in total assets   million in assets under   management.
                      under management.         management.
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                       Registered Investment   Other Pooled Investment
 Portfolio Manager           Companies                Vehicles              Other Accounts
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Sangeeth Peruri      3 Registered Investment   6 Pooled Investment       7 Other Accounts with
                     Company with              Vehicles with             approximately $210,000
                     approximately $594        approximately $234        in total assets under
                     million in total assets   million in assets under   management.
                     under management.         management.
-----------------------------------------------------------------------------------------------



Seligman Global Technology Portfolio:

Table B



-------------------------------------------------------------------------------------------------
                      Registered Investment    Other Pooled Investment
 Portfolio Manager         Companies                  Vehicles                Other Accounts
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Paul H. Wick         0 Registered Investment   3 Pooled Investment       0 Other Accounts with $0
                     Companies with $0 in      Vehicles with             in assets under
                     assets under management.  approximately  $317.8     management.
                                               million in assets under
                                               management.
-------------------------------------------------------------------------------------------------
Richard M. Parower   1 Registered Investment   5 Pooled Investment       0 Other Accounts with $0
                     Company with              Vehicles with             in assets under
                     approximately $92.7       approximately  $360       management.
                     million in assets under   million in assets under
                     management.               management.
-------------------------------------------------------------------------------------------------
Reema D. Shah        1 Registered Investment   5 Pooled Investment       0 Other Accounts with $0
                     Company with              Vehicles with             in assets under
                     approximately $92.7       approximately  $360       management.
                     million in assets under   million in assets under
                     management.               management.
-------------------------------------------------------------------------------------------------
Sangeeth Peruri      1 Registered Investment   5 Pooled Investment       0 Other Accounts with $0
                     Company with              Vehicles with             in assets under
                     approximately $92.7       approximately  $360       management.
                     million in assets under   million in assets under
                     management.               management.
-------------------------------------------------------------------------------------------------



Compensation:

As compensation for their responsibilities, each of Messrs. Wick, Parower, Saluja and Peruri, and Ms. Shah received a base salary and discretionary bonus for the year ended December 31, 2004. For purposes of this discussion, each of the above-named individuals is referred to as a "portfolio manager". A portion of the discretionary bonuses is allocated from a bonus pool which is based upon
(i) the annual revenues generated from the Seligman funds and institutional accounts under management for the portfolio managers' investment team (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) and the weighted-average pre-tax investment performance of such funds and accounts versus the investment results of a group of competitor funds over a rolling three-year period (ending November
30th), and (ii) a portion of the management and performance fees generated for Seligman's privately offered hedge funds.

Seligman Large-Cap Value Portfolio:

Table A



------------------------------------------------------------------------------------------------
                     Registered Investment    Other Pooled Investment
Portfolio Manager         Companies                 Vehicles                 Other Accounts
------------------------------------------------------------------------------------------------
Neil T. Eigen       2 Registered Investment   2 Pooled Investment       2,042 Other Accounts
                    Companies with            Vehicles with             with approximately
                    approximately $906.4      approximately $176.5      $5.279 billion in total
                    million in total assets   million in assets under   assets under management.
                    under management.         management.
------------------------------------------------------------------------------------------------
Richard S. Rosen    2 Registered Investment   2 Pooled Investment       2,044 Other Accounts
                    Companies with            Vehicles with             with approximately
                    approximately $906.4      approximately $176.5      $5.257 billion in total
                    million in total assets   million in assets under   assets under management.
                    under management.         management.
------------------------------------------------------------------------------------------------



Seligman Large-Cap Value Portfolio:

Table B



-----------------------------------------------------------------------------------------------
                      Registered Investment   Other Pooled Investment
Portfolio Manager         Companies                 Vehicles                 Other Accounts
-----------------------------------------------------------------------------------------------
Neil T. Eigen       0 Registered Investment   0 Pooled Investment       2 Other Accounts with
                    Companies with $0 in      Vehicles with $0 in       approximately $178
                    assets under management.  assets under management.  million in assets under management.
-----------------------------------------------------------------------------------------------
Richard S. Rosen    0 Registered Investment   0 Pooled Investment       2 Other Accounts with
                    Companies with $0 in      Vehicles with $0 in       approximately $178
                    assets under management.  assets under management.  million in assets under management.
-----------------------------------------------------------------------------------------------



Compensation:

As compensation for their responsibilities, each of Messrs. Eigen and Rosen received a base salary and discretionary bonus for the year ended December 31, 2004. For purposes of this discussion, each of the above-named individuals is referred to as a "portfolio manager". A portion of the discretionary bonuses is allocated from a bonus pool which is based upon (i) the annual revenues generated from the accounts under management for the portfolio managers' investment team and (ii) the weighted-average pre-tax investment performance of such accounts in the following categories versus corresponding benchmarks over a rolling two-year period (ending November 30th for mutual funds and September 30th for all other accounts) as follows:

Seligman large cap value mutual funds  - Lipper Large Cap Value Fund Average

Seligman small cap value mutual funds  - Lipper Small-Cap Value Fund Average

Large-cap value institutional accounts - Callan Large-Cap Value Universe

Small-cap value institutional accounts - Callan Small-Cap Value Universe

Large-cap value wrap accounts          - Callan Large-Cap Value Universe

Small-cap value wrap accounts          - Callan Small-cap Value Universe

Seligman Smaller-Cap Value Portfolio:
Table A



------------------------------------------------------------------------------------------------
                      Registered Investment   Other Pooled Investment
Portfolio Manager          Companies                  Vehicles                Other Accounts
------------------------------------------------------------------------------------------------
Neil T. Eigen       2 Registered Investment   2 Pooled Investment       2,042 Other Accounts
                    Companies with            Vehicles with             with approximately
                    approximately $608.1      approximately $176.5      $5.279 billion in total
                    million in total assets   million in assets under   assets under management.
                    under management.         management.
------------------------------------------------------------------------------------------------
Richard S. Rosen    2 Registered Investment   2 Pooled Investment       2,044 Other Accounts
                    Companies with            Vehicles with             with approximately
                    approximately $608.1      approximately $176.5      $5.257 billion in total
                    million in total assets   million in assets under   assets under management.
                    under management.         management.
------------------------------------------------------------------------------------------------



Seligman Smaller-Cap Value Portfolio:

Table B



------------------------------------------------------------------------------------------------
                      Registered Investment   Other Pooled Investment
Portfolio Manager         Companies                Vehicles                   Other Accounts
------------------------------------------------------------------------------------------------
Neil T. Eigen       0 Registered Investment   0 Pooled Investment        2 Other Accounts with
                    Companies with $0 in      Vehicles with $0 in        approximately $178
                    assets under management.  assets under management.   million in assets under
                                                                         management.
------------------------------------------------------------------------------------------------
Richard S. Rosen    0 Registered Investment   0 Pooled Investment        2 Other Accounts with
                    Companies with $0 in      Vehicles with $0 in        approximately $178
                    assets under management.  assets under management.   million in assets under
                                                                         management.
------------------------------------------------------------------------------------------------



Compensation:

In respect of the compensation to Messrs. Eigen and Rosen for management of Seligman Smaller-Cap Value Portfolio, refer to the discussion, above, under the caption, "Other Accounts Managed by Portfolio Managers, and - Seligman Large-Cap Value Portfolio - Compensation".

Seligman International Growth Portfolio:

Table A



-----------------------------------------------------------------------------------------------------
                        Registered Investment      Other Pooled Investment
  Portfolio Manager             Companies                  Vehicles                Other Accounts
-----------------------------------------------------------------------------------------------------
Andrew S. Offit        11 Registered              10 Pooled Investment       29 Other Accounts with
                       Investment Companies       Vehicles with              approximately $1.44
                       with approximately         approximately $1.245       billion in total assets
                       $3.833 billion in total    billion in assets under    under management.
                       assets under management.   management.
-----------------------------------------------------------------------------------------------------
Jean-Marc Berteaux     11 Registered              10 Pooled Investment       21 Other Accounts with
                       Investment Companies       Vehicles with              approximately $1.435
                       with approximately         approximately $1.245       billion in total assets
                       $3.833 billion in total    billion in assets under    under management.
                       assets under management.   management.
-----------------------------------------------------------------------------------------------------

Seligman International Growth Portfolio:

Table B



-----------------------------------------------------------------------------------------------------
                         Registered Investment     Other Pooled Investment
  Portfolio Manager            Companies                  Vehicles                Other Accounts
-----------------------------------------------------------------------------------------------------
Andrew S. Offit        0 Registered Investment    0 Pooled Investment        1 Other Account with
                       Companies with $0 in       Vehicles with $0 in        approximately $128.7
                       total assets under         assets under management.   million in total assets
                       management.                                           under management.
-----------------------------------------------------------------------------------------------------
Jean-Marc Berteaux     0 Registered Investment    0 Pooled Investment        1 Other Account with
                       Companies with $0 in       Vehicles with $0 in        approximately $128.7
                       total assets under         assets under management.   million in total assets
                       management.                                           under management.
-----------------------------------------------------------------------------------------------------



Compensation:

Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to Seligman International Growth Portfolio. The following information relates to the period ended December 31, 2004. Wellington Management's compensation of the portfolio managers who are primarily responsible for the day-to-day management of Seligman International Growth Portfolio ("Investment Professionals") includes a base salary and incentive components. The base salary for Mr. Offit is determined by the Managing Partners of the firm. Mr. Offit's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Berteuax is determined by his experience and performance in his respective roles. Mr. Berteaux's base salary is reviewed annually and may be adjusted based on the recommendation of his business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each Investment Professional's incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the Portfolio managed by the Investment Professional compared to the MSCI EAFE Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded retirement plan. Mr. Offit is a partner of the firm.

Seligman Investment Grade Fixed Income Portfolio:

Table A



-----------------------------------------------------------------------------------------------------
                         Registered Investment     Other Pooled Investment
  Portfolio Manager            Companies                  Vehicles                Other Accounts
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Christopher J. Mahony  6 Registered Investment    2 Pooled Investment        38 Other Accounts with
                       Companies with             Vehicles with              approximately $527.8
                       approximately $434.7       approximately $9.4         million in total assets
                       million in total assets    million in assets under    under management.
                       under management.          management.
-----------------------------------------------------------------------------------------------------

Compensation:

Mr. Mahony received a base salary and discretionary bonus for the year ended December 31, 2004.

Material Conflicts of Interest. Set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Conflicts of Interest - Seligman:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

Conflicts of Interest - Wellington Management:

Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Seligman International Growth Portfolio's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of Seligman International Growth Portfolio. The Investment Professionals make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of Seligman International Growth Portfolio, or make investment decisions that are similar to those made for Seligman International Growth Portfolio, both of which have the potential to adversely impact Seligman International Growth Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by Seligman International Growth Portfolio to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

Securities Ownership:

The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the portfolio managers. None of the portfolio managers indirectly own shares of the Portfolio to which they provide investment management services.


        Brokerage Allocation, Portfolio Transactions and Other Practices

Brokerage Transactions


Both Seligman and Wellington Management (with respect to the Subadvised Portfolio) will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Portfolio. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or size of positions readily obtainable or saleable.

Portfolio Transactions


Debt securities are generally traded in the over-the-counter market on a "principal basis". Trades on the over-the-counter market are normally directed by Seligman to dealers in the over-the-counter market acting as principal in accordance with applicable law.

Brokerage commissions of each Portfolio (except Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio) for the years ended December 31, 2004, 2003 and 2002, are set forth in the following table:



                                                      Total Brokerage Commissions Paid for
                                                    Execution and Statistical Services(1)(2)
                                                    ----------------------------------------
Portfolio                                                   2004      2003       2002
---------                                                --------   --------   --------
Seligman Capital Portfolio                               $139,207   $ 93,071   $123,842
Seligman Common Stock Portfolio                            16,356     49,108     59,225
Seligman Communications and Information Portfolio         327,479    299,046    331,103
Seligman Global Technology Portfolio                       75,303    122,627    132,727
Seligman International Growth Portfolio                    25,401     29,680     35,081
Seligman Large-Cap Value Portfolio                          3,007      6,453      9,720
Seligman Smaller-Cap Value Portfolio                      710,934    409,570    432,655


----------

(1)  Not including any spreads on principal transactions on a net basis.

(2) Changes in commissions paid from year to year result from, among other things, changes in portfolio turnover.



Commissions

For the years ended December 31, 2004, 2003 and 2002, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, Wellington Management, or Seligman Advisors.


Brokerage Selection

Seligman and Wellington Management, in the case of the Subadvised Portfolio, select broker-dealers with the goal of obtaining "best execution". Seligman and Wellington Management will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and Wellington Management in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While Seligman and Wellington Management seek reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest possible spread or commission.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman and Wellington Management, monitor and evaluate the performance and execution capabilities of broker-dealers through which they place orders and periodically review their policies with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.


Regular Broker-Dealers

During the year ended December 31, 2004, certain of the Portfolios of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, as follows:



                                                                                      Value of Securities Owned
                                                     Name of Regular Broker or                    at
Portfolio                                                 Dealer or Parent                December 31, 2004
------------------------------------------------  ----------------------------------  -------------------------
Seligman Common Stock Portfolio                   Citigroup, Inc., parent company             $238,973
Seligman Investment Grade Fixed Income Portfolio  of Salomon Smith Barney                       25,069

Seligman Common Stock Portfolio                   Merrill Lynch & Co.,                          83,678
                                                  Incorporated, parent company of
                                                  Merrill Lynch, Pierce, Fenner &
                                                  Smith Incorporated

Seligman Common Stock Portfolio                   JP Morgan Chase Bank, an                      91,283
Seligman Large-Cap Value Portfolio                affiliate of JP Morgan Chase & Co.           175,545


Seligman Common Stock Portfolio                   Goldman Sachs & Co.                           96,757
Seligman Investment Grade Fixed Income Portfolio                                                30,458

Seligman Common Stock Portfolio                   Morgan Stanley, parent company                27,205
Seligman Investment Grade Fixed Income Portfolio  of Morgan Stanley Group                       34,641

Seligman Investment Grade Fixed Income Portfolio  Lehman Brothers Holdings                      25,061

Seligman Common Stock Portfolio                   Wachovia Securities, an affiliate            165,164
                                                  of Wachovia Corporation


                       Capital Stock and Other Securities

Capital Stock


The Fund is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. The Fund presently offers nine separate series of common stock, each of which maintains a separate investment portfolio, designated as follows: Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Shares of capital stock of each Portfolio have a par value of $.001 and are divided into two classes, designated as Class 1 common stock and Class 2 common stock. Each share of a Fund's Class 1 and Class 2 common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate shareholder servicing and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.

In accordance with current policy of the SEC, holders of the Accounts have the right to instruct the applicable participating insurance companies as to voting of Fund shares held by such Accounts on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Accounts of participating insurance companies are more fully set forth in the prospectuses or disclosure documents relating to those Accounts, which should be read together with each Portfolio's Prospectus. A Plan's trustees generally holds the Portfolio shares sold to a Qualified Plan. The responsibility to vote these shares varies from Plan to Plan. Generally, more detailed information regarding the voting responsibilities relating to a specific Plan's assets can be found in the Plan's disclosure documents. These documents should be read in conjunction with each Portfolio's Prospectus.

The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders, and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund's Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund's Articles of Incorporation and By-laws, or Maryland corporate law.

Other Securities

The Fund has no authorized securities other than the above-mentioned common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Shares of the Fund's Portfolios are only being offered to: Accounts established by participating insurance companies to fund benefits of the Contracts and (2) with respect to Class 2 shares of the C&I Portfolio, Qualified Plans. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying each Portfolio's Prospectus. Qualified Plans may invest in shares of the C&I Portfolio in accordance with applicable law and their own governing documents. Beneficiaries of such Plans are encouraged to consult their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund's Portfolios.

Offering Price

The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) each day that the NYSE is open. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is the policy of Seligman Cash Management Portfolio to use its best efforts to maintain a constant per share price equal to $1.00. Instruments held by Seligman Cash Management Portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The foregoing method of valuation is permitted by Rule 2a-7 adopted by the SEC. Under this rule, Seligman Cash Management Portfolio must maintain an average-weighted portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities determined by the Fund's Directors to be of high quality with minimal credit risks. In accordance with the rule, the Directors have established procedures designed to stabilize, to the extent reasonably practicable, the price per share as computed for the purpose of sales and redemptions of Seligman Cash Management Portfolio at $1.00. Such procedures include review of the portfolio holdings by Seligman Cash Management Portfolio and determination as to whether the net asset value of Seligman Cash Management Portfolio, calculated by using available market quotations or market equivalents, deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the net asset value based upon available market quotations or market equivalents, and $1.00 per share net asset value, based on amortized cost, must be examined by the Directors. In the event that a deviation of .5 of 1% or more exists between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market gestations, or if there is any deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. Any such action may include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


Generally, portfolio securities, including open short positions, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on an over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is not last sales price, are valued at the mean of the most recent bid and asked prices or by an independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by Seligman based on quotations provide by primary market makers in such securities. Notwithstanding these valuation methods, certain Portfolios may adjust the value of securities in accordance with procedures adopted by the Board of Directors. Since the closing prices for securities traded on markets and exchanges outside the US may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Fund has approved "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.


In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Portfolio is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security at fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Short-term holdings maturing in 60 days or less are valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Directors determines that this amortized cost value does not represent fair market value. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of the Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Purchase or redemption requests received by participating insurance companies and Qualified Plans by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) are effected at the applicable Portfolio's net asset value per share calculated on the date such purchase or redemption requests are received.

Redemption in Kind

The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Portfolio's Prospectus. In unusual circumstances, payment may be postponed, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Funds' Portfolios to fairly determine the value of the Portfolios' net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the Accounts in whole or in part, by a distribution in kind from the Fund's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the Accounts in converting such securities into cash. Participating Plans will also be subject to the policies and procedures set forth above.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Portfolio. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, the Portfolios, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of a Portfolio's shares.

                              Taxation of the Fund

Each Portfolio of the Fund intends to continue to qualify as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund's Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund's Portfolios will be treated as a separate entity. Dividends on Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of Seligman Cash Management Portfolio; it is not expected that this Portfolio will realize capital gains. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or capital gain distribution. Information regarding the tax consequences of an investment in the Fund's Portfolios is contained in the separate prospectuses or disclosure documents of the Accounts, which should be read together with this SAI.

Due to differences in tax treatment and other considerations, the interests of various Contract owners participating in a Portfolio and the interests of Plans investing in that Portfolio may conflict. The Fund's Board of Directors will monitor for the existence of any material conflicts of interest and determine what action, if any, should be taken.


At December 31, 2004, certain Portfolios had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. These amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Portfolios listed below until net capital gains have been realized in excess of the available capital loss carryforwards. These net capital loss carryforwards expire in various fiscal years and amounts as follows:

Portfolio                                              Fiscal Year      Amount
---------                                              -----------   -----------
Seligman Capital Portfolio                                 2009      $ 4,939,075
                                                           2010        6,635,561
                                                                     -----------
                                                          Total      $11,574,636
                                                                     ===========

Seligman Common Stock Portfolio                            2010      $ 2,991,017
                                                           2011          366,561
                                                                     -----------
                                                          Total      $ 3,357,578
                                                                     ===========

Seligman Communications and Information
Portfolio                                                  2009      $14,208,262
                                                           2010       19,435,297
                                                           2011        5,587,202
                                                                     -----------
                                                          Total      $39,221,761
                                                                     ===========

Seligman Global Technology Portfolio                       2009      $ 8,404,458
                                                           2010        4,941,506
                                                           2011          108,762
                                                                     -----------
                                                          Total      $13,454,726
                                                                     ===========

Seligman International Growth Portfolio                    2008      $   211,785
                                                           2009        1,358,382
                                                           2010          906,868
                                                                     -----------
                                                          Total      $ 2,477,035
                                                                     ===========

Seligman Investment Grade Fixed Income
Portfolio                                                  2012      $     9,586
                                                                     ===========

Seligman Large-Cap Value Portfolio                         2010      $   601,648
                                                           2011          649,837
                                                                     -----------
                                                          Total      $ 1,251,485
                                                                     ===========


                                  Underwriters

Distribution of Securities


The Fund and Seligman Advisors are parties to a Distribution and Shareholder Servicing Agreement, dated March 16, 2000, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Portfolios. Seligman Advisors accepts orders for the purchase of Portfolio shares, which are offered continuously.

For the years ended December 31, 2004, 2003 and 2002, Seligman Advisors earned fees of $-0-, $3,116 and $9,758, respectively, for distributing contracts issued by variable annuity separate accounts of one insurance company and its affiliates. Seligman Advisors no longer receives fees from such contracts.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, did not receive any commissions or other compensation from the Fund during the fiscal years ended December 31, 2004, 2003 and 2002.


Other Payments

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of

Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).


In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with Seligman Data Corp. ("SDC"), service agent for the Seligman Funds, other than the Fund, and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses for those other Seligman Funds. The Fund's transfer agent does not make these payments.


Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders and/or Contract Owners should consult their Financial Intermediaries for further information.

                    Calculation of Yield and Performance Data


Total return and yield figures are based on each Portfolio's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC. From time to time, Seligman has waived its fees and/or reimbursed expenses. Absent such waivers/reimbursements, returns would have been lower. To the extent still applicable, such waivers/reimbursements can be discontinued at any time.


The average annual total returns for each Portfolio are computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant periods. It is then assumed that at the end of the periods represented, the entire amount is redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for each Portfolio is computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant period. It is then assumed that at the end of the period represented, the entire amount is redeemed. The cumulative total return is then calculated by calculating the total value of the investment at the end of the period and dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The annualized yield quotations in respect of Seligman Investment Grade Fixed Income Portfolio are computed by dividing the Portfolio's net investment income per share earned during the 30-day period by the offering price per share on the last day of the period. Income is computed by totaling the dividends and interest earned on all portfolio investments during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


The annualized yield for the 30-day period ended December 31, 2004 for Class 1 shares of Seligman Investment Grade Fixed Income Portfolio was 3.55%. The average number of Class 1 shares of Seligman Investment Grade Fixed Income Portfolio were 367,150, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield.


There were no Class 2 shares of Seligman Investment Grade Fixed Income Portfolio outstanding during the year ended December 31, 2004, so no yield data is presented.


Seligman reimbursed certain expenses for certain of the Portfolios during the year ended December 31, 2004. Without these reimbursements, yields and total returns would have been lower and the annualized yield for the 30-day period ended December 31, 2004 for Class 1 shares of Seligman Investment Grade Fixed Income Portfolio would have been 2.69%.

The average annual total returns for each of the Portfolio's Class 1 shares (except Seligman Cash Management Portfolio) for the one-, five- and ten-year periods ended December 31, 2004 (or for the respective shorter periods a Portfolio has been in operation) and their corresponding cumulative total returns for the ten-year periods ended December 31, 2004 or, if shorter, since inception, are presented below.



                                                                         Average Annual Total Returns
                                                                      ---------------------------------
                                       Inception
                                          Date        10-Year (or
                                       (if less    Since Inception)
                                          than        Cumulative
          Portfolio/Class 1            10 years)     Total Returns    One Year   Five Years   Ten Years
          -----------------            ---------   ----------------   --------   ----------   ---------
Seligman Capital Portfolio                              198.83%         8.60%      (2.02)%      11.57%
Seligman Common Stock Portfolio                         111.95         12.65       (4.04)        7.80
Seligman Communications and
   Information Portfolio                                222.36         11.19       (7.16)       12.42
Seligman Global Technology Portfolio    5/01/96         114.01          3.98      (10.47)        9.17*
Seligman International Growth
   Portfolio                                             33.83         24.19       (6.72)        2.96
Seligman Investment Grade Fixed
   Income Portfolio                                      84.11          2.41        6.50         6.29
Seligman Large-Cap Value Portfolio      5/01/98          18.67         16.25        4.12         2.60*
Seligman Smaller-Cap Value Portfolio    5/01/98         180.73         19.95       20.12        16.73*


*    Since inception.


Presented below are the average annual total returns for each of the Class 2 shares of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio for the one-year period ended December 31, 2004 and the period from the commencement of offering of Class 2 shares through December 31, 2004 and the cumulative total returns for Class 2 shares of each Portfolio since inception. There were no Class 2 shares outstanding during the periods shown with respect to the other Portfolios of the Fund, so no performance data is presented.



                                                                Average Annual Total Returns
                                          Cumulative Total      ----------------------------
                              Inception        Returns
Portfolio/Class 2               Date      Since Inception        One Year   Since Inception
-----------------             ---------   ----------------       --------   ---------------
Seligman Capital Portfolio     8/30/00        (35.86)%              8.30%        (9.73)%
Seligman Communications and
   Information Portfolio       5/01/00        (40.51)              10.86        (10.52)
Seligman Global Technology
   Portfolio                   5/01/00        (49.37)               3.83        (13.56)
Seligman Smaller-Cap Value
   Portfolio                   5/01/01         83.21              _19.60        _17.93

The average annual and cumulative total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual and cumulative total returns.

The current yield of Seligman Cash Management Portfolio is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of 1 share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Portfolio shares.


The following are examples of the yield calculations for Class 1 shares of Seligman Cash Management Portfolio for the seven-day period ended December 31, 2004. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield. There were no Class 2 shares of Seligman Cash Management Portfolio outstanding during the period shown, so no yield data is presented.



Seligman Cash Management Portfolio - Class 1 shares

Total dividends per share from net investment income
   (seven days ended December 31, 2004)                                $0.000260

Annualized (365 day basis)                                              0.013557
Average net asset value per share                                       1.000

Annualized historical net yield per share (seven
   days ended December 31, 2004)*                                       1.36%

Effective yield (seven days ended December 31, 2004)**                  1.36%

Weighted average life to maturity of investments was 12 days at December 31, 2004.


----------

* This represents the annualized average net investment income per share for the seven days ended December 31, 2004.
** Annualized average of net investment income for the same period with dividends reinvested.


                              Financial Statements

The Annual Report to Shareholders for the year ended December 31, 2004 for the Fund's Portfolios contains a portfolio of the investments of each Portfolio as of December 31, 2004, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished without charge to investors who request copies of this SAI.

                               General Information

Custodians. With the exception of each of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund, and in such capacity holds in a separate account assets received by it from or for the account of certain of the Fund's Portfolios.

JP Morgan Chase Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for each of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio, and in such capacity holds in a separate account assets received by it from or for the account of each of these Portfolios of the Fund.


Independent Registered Public Accounting Firm. Ernst & Young LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is 5 Times Square, New York, New York 10036.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S") DEBT SECURITIES

Aaa: Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; modifier "2" indicates a mid-range ranking; and modifier "3" indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced.

Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("S&P") DEBT SECURITIES

AAA: Debt issues rated "AAA" are highest-grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated "A" are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated "BBB" are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated "BB", "B", "CCC" and "CC" are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt issues rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

PART C. OTHER INFORMATION

Item 23. Exhibits.


     All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which are filed herewith.


(a)  Articles of Incorporation.


     (1) *Articles Supplementary in respect of Seligman Smaller-Cap Value Portfolio filed December 17, 2004, effective January 1, 2005.

     (2) Articles of Amendment to the Articles of Amendment and Restatement in respect of Seligman Income and Growth Portfolio (formerly, Seligman Income Portfolio) filed April 24, 2003. (Incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed on April 16, 2004.)


     (3) Form of Articles of Amendment and Restatement of Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (4) Articles Supplementary in respect of Seligman Large-Cap Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

     (5) Articles Supplementary in respect of Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

     (6) Articles of Amendment dated April 24, 2002, in respect of Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on April 30, 2002.)

(b) By-laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on April 21, 2003.)

(c)  Not applicable.

(d)  Investment Management Agreements.

     (1)  Subadvisory Agreement dated December 5, 2003 between the Registrant,
          J. & W. Seligman & Co. Incorporated and Wellington Management Company LLP, in respect of Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on February 17, 2004.)

     (2)  Management Agreement dated December 5, 2003 between the Registrant and
          J. & W Seligman & Co. Incorporated in respect of Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on February 17, 2004.)

     (3) Form of Management Agreement in respect of Seligman Large-Cap Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

     (4) Form of Management Agreement in respect of Seligman Global Growth Portfolio (formerly, Seligman Henderson Global Growth Opportunities Portfolio) and Seligman Global Technology Portfolio (formerly, Seligman Henderson Global Technology Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on February 15, 1996.)

     (5) Form of Management Agreement in respect of Seligman High-Yield Bond Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed on February 14, 1995.)

     (6) Management Agreement in respect of Seligman Communications and Information Portfolio and Seligman Frontier Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 30, 1995.)

     (7) Management Agreement in respect of Seligman Global Smaller Companies Portfolio (formerly, Seligman Henderson Global Smaller Companies Portfolio; and also formerly, Seligman Henderson Global Emerging Companies Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

     (8) Management Agreement in respect of Seligman International Growth Portfolio (formerly, Seligman Henderson International Portfolio; and also formerly, Seligman Henderson Global Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

     (9) Management Agreement in respect of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio, and also formerly, Seligman Fixed-Income Bond Portfolio), and Seligman Income and Growth Portfolio (formerly, Seligman Income Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

     (10) Management Agreement in respect of Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio (formerly Seligman Small-Cap Value Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

(e) Distribution and Shareholder Servicing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(f) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Registrant's Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811- 21365) filed on July 9, 2003.)

(g)  Custodian Agreements.

     (1) Form of Custodian Agreement in respect of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio) and Seligman Income and Growth Portfolio (formerly, Seligman Income Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (2) Form of First Amendment to Custodian Agreement in respect of Seligman Communications and Information Portfolio and Seligman Frontier Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (3) Form of Recordkeeping Agreement in respect of Seligman International Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (4) Form of First Amendment to Recordkeeping Agreement in respect of Seligman Global Smaller Companies Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (5) Second Amendment to Custodian Agreement in respect of Seligman High-Yield Bond Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on May 2, 1996.)

     (6) Second Amendment to Recordkeeping Agreement in respect of Seligman Global Growth Portfolio and Seligman Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on May 2, 1996.)

     (7) Custodian Agreement between Registrant and Morgan Stanley Trust Company in respect of the International Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on November 1, 1996.)

(h)  Other Material Contracts.

     (1) Form of Buy/Sell Agreement between Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (2) Form of Buy/Sell Agreement between Registrant and Canada Life Insurance Company of New York. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (3) Form of Participation Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

     (4) Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio), and Seligman Income and Growth Portfolio (formerly, Seligman Income Portfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (5) First Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman International Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (6) Second Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, and Seligman Global Smaller Companies Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (7) Third Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman High-Yield Bond Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed May 2, 1996.)

     (8) Fourth Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Global Growth Portfolio and Seligman Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed May 2, 1996.)

     (9) Form of Promotional Agent Distribution Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (10) Form of Promotional Agent Distribution Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of New York. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (11) Form of Selling Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (12) Form of Selling Agreement between Seligman Advisors, Inc., on behalf of Registrant and Canada Life Insurance Company of New York. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

(i)  Opinion and Consent of Counsel.

     (1) Opinion and Consent of Counsel with respect to Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

     (2) Opinion and Consent of Counsel on behalf of Registrant's Seligman Large-Cap Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

     (3) Opinion and Consent of Counsel on behalf of Registrant's Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio), Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income and Growth Portfolio (formerly, Seligman Income Porfolio). (Incorporated by reference to Registrant's Post-Effective Amendment No 25 filed on April 28, 1999.)

     (4) Opinion and Consent of Counsel on behalf of Registrant's Seligman International Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on April 29, 1994.)

     (5) Opinion and Consent of Counsel on behalf of Registrant's Seligman Communications and Information Portfolio, Seligman Frontier Portfolio and Seligman Global Smaller Companies Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed on September 30, 1994.)

     (6) Opinion and Consent of Counsel on behalf of Registrant's Seligman High-Yield Bond Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

     (7) Opinion and Consent of Counsel on behalf of Registrant's Seligman Global Growth Portfolio and Seligman Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on May 1, 1996.)

     (8) Opinion and Consent of Counsel on behalf of Registrant's Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on June 1, 1998.)

(j)  *Consent of Independent Registered Public Accounting Firm.

(k)  Not applicable.

(l)  Initial Capital Agreements.

     (1) Form of Investment Letter of the Registrant on behalf of the Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

     (2) Form of Investment Letter on behalf of Registrant's Seligman Large-Cap Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

     (3) Form of Investment Letter on behalf of Registrant's Seligman Large-Cap Value Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

     (4) Form of Investment Letter on behalf of Registrant's Seligman Smaller-Cap Value Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on April 28, 1999.)

     (5) Form of Purchase Agreement on behalf of Registrant's Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Bond Portfolio, and Seligman Income Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (6) Investment Letter on behalf of Registrant's Seligman International Growth Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on April 28, 1998.)

     (7) Investment Letter on behalf of Registrant's Seligman High-Yield Bond Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed on March 31, 1995.)

     (8) Investment Letter on behalf of Registrant's Seligman Global Growth Portfolio and Seligman Global Technology Portfolio. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on May 2, 1996.)

(m)  Rule 12b-1 Plan.

     (1) Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 with respect to Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

     (2) Form of Shareholder Servicing Agreement with respect to Class 2 shares of the Portfolios between Seligman Advisors, Inc. and Participating Insurance Companies. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(n) Plan of Multiple Classes of Shares (two Classes) pursuant to Rule 18f-3. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)


(p) Amended Code of Ethics of Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(p)(1) *Amended Code of Ethics of Wellington Management Company, LLP.


(Other Exhibits)   (a) Power of Attorney for Robert B. Catell. (Incorporated by
                   reference to Registrant's Post-Effective Amendment No. 32 filed on April 16, 2004.)

                   (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed on April 27, 2001).

                   (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 17, 1997.)

Item 24. Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) of Registrant's Post-Effective Amendment No. 22 to the Registration Statement filed on April 28, 1998 and Article IV of Registrant's Amended Bylaws to the Amended and Restated By-laws filed as
     Exhibit 24(b) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement filed on April 21, 2003.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation, ("Seligman"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors for at least the last two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 30 to the Registration Statement of Seligman Communications and Information Fund, Inc. (File No.811-3596) filed on April 29, 2005.

     Wellington Management Company, LLP ("Wellington Management") is the subadviser for International Growth Portfolio, and is an investment adviser registered under the Advisers Act. In respect of this Item 26, during the past two fiscal years, none of the officers or directors of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature.



Item 27. Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which the Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Inc., Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                             Seligman Advisors, Inc.
                              As of March 31, 2005


           (1)                              (2)                            (3)
Name and Principal          Positions and Offices                Positions and Offices
Business Address            with Underwriter                     with Registrant
-------------------------   ----------------------------------   -----------------------
William C. Morris*          Chairman of the Board and Director   Chairman of the Board
Brian T. Zino*              Director                             President, Director and
                                                                 Chief Executive Officer
David F. Stein*             Director                             None
Rodney G.D. Smith*          Director                             None
Charles W. Kadlec*          President and Director               None
Richard M. Potocki*         Managing Director, Director of       None
                            Sales
Andrew S. Veasy*            Managing Director, Sales             None
Thomas G. Rose*             Senior Vice President, Finance       Vice President
James R. Besher*            Senior Vice President, Divisional    None
                            Sales Director
Gerald I. Cetrulo, III*     Senior Vice President, Sales         None
Arthur A. Condron*          Senior Vice President, Director of   None
                            Wealth Management
Jeffrey S. Dean*            Senior Vice President, Director of   None
                            Operations and Business Planning
Kenneth J. Dougherty*       Senior Vice President, Sales         None
Jonathan G. Evans*          Senior Vice President, Sales         None
T. Wayne Knowles*           Senior Vice President, Divisional    None
                            Sales Director
Michelle L. McCann-Rappa*   Senior Vice President, Director      None
                            of Marketing

                             Seligman Advisors, Inc.
                              As of March 31, 2005


           (1)                              (2)                           (3)
Name and Principal          Positions and Offices                Positions and Offices
Business Address            with Underwriter                     with Registrant
-------------------------   ----------------------------------   ---------------------
Ronald W. Pond*             Senior Vice President, Divisional    None
                            Sales Director
Thomas P. Parnell*          Senior Vice President, Sales
J. Jeffery Rold*            Senior Vice President, Divisional    None
                            Sales Director
Jeffery C. Pleet*           Senior Vice President, Regional      None
                            Retirement Plans Manager
James C. Taylor*            Senior Vice President, Sales         None
Bruce M. Tuckey*            Senior Vice President, Sales         None
Mason S. Flinn*             Senior Vice President, National      None
                            Sales Manager of Retirement Plans
Judith L. Lyon*             Senior Vice President, Sales         None
Paula Smith*                Senior Vice President, Director of   None
                            Retirement
Joseph J. Williams, Jr.*    Senior Vice President, Sales         None
Angela M. Billick*          Vice President, Marketing Manager    None
                            for Offshore and Wealth Management
Marcie L. Blanco*           Vice President, Retirement           None
                            Plans Marketing Manager
Anna R. Brogan*             Vice President, Regional Retirement  None
                            Plans Manager
Dan Molloy*                 Vice President, Regional Retirement  None
                            Plans Manager
Matthew Scott*              Vice President, Regional Retirement  None
                            Plans Manager
Emily H. Calcagno*          Vice President, National Accounts    None
Nicole C. Grogan*           Vice President, Manager, Sales       None
                            Administration and Planning
Peter J. Campagna*          Vice President, Portfolio Advisory,  None
Dina Cutrone*               Vice President, Marketing            None
                            Manager
Helen Delman*               Vice President, Product Manager      None
Matthew Witschel*           Vice President, Manager of           None
                            Internal Sales
Steven J. Ralff*            Vice President, Product Manager      None
Paula A. Smith*             Vice President, Product Manager      None
John T. Szwed*              Vice President, Product Manager      None
Gary A. Terpening*          Vice President, Director of          None
                            Business Development
Edward W. Urban*            Vice President, Product Manager      None
William DeSanto*            Vice President, Director of          None
                            Product Management
Edward S. Finocchiaro       Vice President, Regional Sales       None
120 Screenhouse Lane
Duxbury, MA  02332
Sean Hausman                Vice President, Regional Sales       None
7861 Stonebranch N. Drive
Indianapolis, IN  46256
Brian C. Kelleher           Vice President, Regional Sales       None
1925 Chestnut Street, #2
San Francisco, CA  94123

                             Seligman Advisors, Inc.
                              As of March 31, 2005


           (1)                              (2)                           (3)
Name and Principal          Positions and Offices                Positions and Offices
Business Address            with Underwriter                     with Registrant
-------------------------   ----------------------------------   ---------------------
Bill Kelly                  Vice President, Regional Sales       None
150 Southfield Avenue,
Apt 1322
Stamford, CT 06902
Mike Loftus                 Vice President, Regional Sales       None
1625 Larimer, Unit 1002
Denver, CO  80202
Leslie A. Mudd              Vice President, Regional Sales       None
9234 N. 115th Street
Scottsdale, AZ  85259
John H. Perucki             Vice President, Regional Sales       None
1307 Old Pond Lane
Matthew, NC  28105
Nicholas C. Roberts         Vice President, Regional Sales       None
315 Montana Avenue, #305
Santa Monica, CA  90403
Frank J. Nasta*             Corporate Secretary                  Secretary
James M. Curtis*            Assistant Corporate Secretary        None
Paul B. Goucher*            Assistant Corporate Secretary        None
Jennifer G. Muzzey*         Assistant Corporate Secretary        None
Albert A. Pisano*           Vice President, Director of          None
                            Compliance
Katherine J. Shetler*       Senior Vice President and            None
                            Treasurer
Julie S. Rosenberg*         Assistant Treasurer                  None
Lawrence P. Vogel*          Assistant Treasurer                  Vice President and
                                                                 Treasurer
Richard C. Dluzniewski*     Assistant Treasurer                  None
Sandra G. Floris*           Assistant Vice President, Order      None
                            Desk
Keith R. Landry*            Vice President, Order Desk           None
Karen Billias*              Assistant Vice President,            None
                            Retirement
                            Plans Marketing Consultant
Michael J. Ferry*           Vice President, Manager,             None
                            Retirement Plans Marketing
                            Consultant
Paula S. Chan*              Assistant Vice President,            None
                            Marketing Specialist
John Kielmeyer*             Assistant Vice President, Regional   None
                            Sales
Jennifer Danzi*             Assistant Vice President, Regional   None
                            Sales
Lisa M. MacDonald*          Assistant Vice President, Sales      None
                            Administration and Planning
Oscar Lagos*                Assistant Vice President,            None
                            Operations

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

Item 28. Location of Accounts and Records. All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder will be maintained by the following: (1) Custodian for Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio and Seligman Investment Grade Fixed Income Portfolio, and Record keeping Agent for all Portfolios:
     State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105; (2) Custodian for Seligman Global Technology Portfolio and Seligman International Growth Portfolio: J.P. Morgan Chase & Co., One Pierrepont Plaza, Brooklyn, New York 11201; and (3) Transfer, Redemption and Other Shareholder Account Services for all Portfolios: State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 34 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of April, 2005.

                                               SELIGMAN PORTFOLIOS, INC.


                                               By: /s/ Brian T. Zino
                                                   -----------------------------
                                                   Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 has been signed below by the following persons, in the capacities indicated on April 29, 2005.

Signature                              Title
---------                              -----


/s/ Brian T. Zino                      Director, President and Chief Executive
------------------------------------   Officer (Principal Executive Officer)
Brian T. Zino


/s/ William C. Morris                  Chairman of the Board and Director
------------------------------------
William C. Morris


/s/ Lawrence P. Vogel                  Treasurer (Principal Financial and
------------------------------------   Accounting Officer)
Lawrence P. Vogel

Robert B. Catell, Director             )
John R. Galvin, Director               )
Alice S. Ilchman, Director             )
Frank A. McPherson, Director           )
John E. Merow, Director                )
Betsy S. Michel, Director              )     /s/ Brian T. Zino
Leroy C. Richie, Director              )     -----------------------------------
Robert L. Shafer, Director             )     Brian T. Zino, Attorney-In-fact
James N. Whitson, Director             )

                            SELIGMAN PORTFOLIOS, INC.
                     Post-Effective Amendment No. 34 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N-1A Item No.   Description
------------------   -----------
Item 23 (a)(1)       Articles Supplementary in respect of the Seligman
                     Smaller-Cap Value Portfolio filed December 17, 2004, effective January 1, 2005.

Item 23(j)           Consent of Independent Registered Public Accounting Firm.

Item 23 (p)(1)       Amended Code of Ethics of Wellington Management
                     Company, LLP.